SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): December 9, 1997



                        MLCC Mortgage Investors, Inc.

-----------------------------------------------------------------------
           (Exact name of registrant as specified in its character)



                                   Delaware

----------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


  333-14253                             59-3247986

----------------------------------------------------------------------
(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL   32246
          Attention: General Counsel

________________________________________________________________

            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                                Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------

Filing of Pooling and Servicing Agreement
-----------------------------------------

     On December 9, 1997 MLCC Mortgage Investors, Inc. (the "Seller") entered into a Pooling and Servicing Agreement dated as of November 1, 1997 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Merrill Lynch Credit Corporation, as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c)  Exhibits

               The  following  is   filed  herewith.    The   exhibit  number
          corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.         Description
               -----------         -----------

                    99             Pooling and Servicing Agreement



SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By:  /s/ Laurel A. Davis
                                       -----------------------
                                        Laurel A. Davis

                                   Its: Vice President and
                                        Assistant Secretary




Dated:    December 19, 1997


                                EXHIBIT INDEX


          Exhibit No.                                       Page
          -----------                                       ----

               99                                             6



                                             Execution Copy





==============================================================================

                        MLCC MORTGAGE INVESTORS, INC.,


                                   COMPANY,


                      MERRILL LYNCH CREDIT CORPORATION,


                               MASTER SERVICER,


                                     and


                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,


                                   TRUSTEE


                       POOLING AND SERVICING AGREEMENT
                        Dated as of  November 1, 1997


                                 $312,781,441
             Mortgage Loan Asset Backed Pass-Through Certificates
                                Series 1997-B

==============================================================================



                              TABLE OF CONTENTS

                                                                       Page
                                                                       ----

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1
Section 1.02.  Interest Calculations  . . . . . . . . . . . . . . . . . .  30

                                  ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

Section 2.01.  Conveyance of Mortgage Loans . . . . . . . . . . . . . . .  31
Section 2.02.  Acceptance by Trustee  . . . . . . . . . . . . . . . . . .  34
Section 2.03.  Sale and Conveyance of the Subsequent Mortgage Loans . . .  35
Section 2.04.  Trust Fund; Authentication of Certificates . . . . . . . .  39
Section 2.05.  REMIC Elections  . . . . . . . . . . . . . . . . . . . . .  39
Section 2.06.  REMIC Tax Matters  . . . . . . . . . . . . . . . . . . . .  39
Section 2.07.  REMIC Certificate Maturity Date  . . . . . . . . . . . . .  40
Section 2.08.  Lower-Tier REMIC . . . . . . . . . . . . . . . . . . . . .  40

                                 ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE MASTER
                   SERVICER; REPURCHASE OF MORTGAGE LOANS;
                  REPRESENTATION AND WARRANTY OF THE COMPANY

Section 3.01.  Representations and Warranties of the Master Servicer  . .  41
Section 3.02.  Option to Substitute . . . . . . . . . . . . . . . . . . .  52
Section 3.03.  Representation and Warranty of the Company . . . . . . . .  53
Section 3.04.  Index Convertible Mortgage Loans and Convertible Mortgage
               Loans; Certain Procedures and Purchases . . . . . . . . . . 53

                                  ARTICLE IV

                               THE CERTIFICATES

Section 4.01.  The Certificates . . . . . . . . . . . . . . . . . . . . .  56
Section 4.02.  Registration of Transfer and Exchange of Certificates  . .  57
Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . .  61
Section 4.04.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . .  62
Section 4.05.  Appointment of Paying Agent  . . . . . . . . . . . . . . .  62

                                  ARTICLE V

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.01.  Master Servicer to Service Mortgage Loans  . . . . . . . .  63
Section 5.02. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers; Enforcement of Sub-Servicer's
                    Obligations . . . . . . . . . . . . . . . . . . . . .  64
Section 5.03.  Successor Sub-Servicers  . . . . . . . . . . . . . . . . .  65
Section 5.04.  Liability of the Master Servicer . . . . . . . . . . . . .  65
Section 5.05. No Contractual Relationship Between Sub- Servicer and Trustee, the Certificateholders, the Certificate
                    Insurer or the Surety . . . . . . . . . . . . . . . .  66
Section 5.06.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  66
Section 5.07.  Collection of Mortgage Loan Payments . . . . . . . . . . .  66
Section 5.08.  Establishment   of  Certificate   Account;  Deposits   in
                    Certificate Account . . . . . . . . . . . . . . . . .  67
Section 5.09.  Permitted Withdrawals from the Certificate Account . . . .  69
Section 5.10.  Establishment  of  Escrow  Account;  Deposits  in  Escrow
                    Account . . . . . . . . . . . . . . . . . . . . . . .  70
Section 5.11.  Permitted Withdrawals from Escrow Account  . . . . . . . .  71
Section 5.12.  Payment of Taxes, Insurance and Other Charges  . . . . . .  71
Section 5.13.  Transfer of Accounts . . . . . . . . . . . . . . . . . . .  72
Section 5.14.  Establishment   of    Pre-Funding   Account;    Permitted
                    Withdrawals . . . . . . . . . . . . . . . . . . . . .  72
Section 5.15.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  72
Section 5.16.  Maintenance of Standard Hazard Policies  . . . . . . . . .  73
Section 5.17.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  74
Section 5.18.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  74
Section 5.19.  Fidelity Bond and Errors and Omissions Insurance . . . . .  74
Section 5.20.  Collections under Insurance Policies; Enforcement of Due-
                    on-Sale Clauses; Assumption Agreements  . . . . . . .  74
Section 5.21.  Income and Realization from Defaulted Mortgage Loans . . .  76
Section 5.22.  Custodian and Trustee  to Cooperate; Release of  Mortgage
                    Files . . . . . . . . . . . . . . . . . . . . . . . .  77
Section 5.23.  Servicing and Other Compensation . . . . . . . . . . . . .  78
Section 5.24.  File Review  Rights of  the Certificate  Insurer and  the
                    Surety  . . . . . . . . . . . . . . . . . . . . . . .  78
Section 5.25.  Annual Statement as to Compliance  . . . . . . . . . . . .  79
Section 5.26.  Annual Independent Public Accountants' Servicing Report  .  79
Section 5.27.  Access to Certain Documentation; Rights of the Company in
                    Respect of the Master Servicer  . . . . . . . . . . .  79
Section 5.28.  REMIC-Related Covenants  . . . . . . . . . . . . . . . . .  80
Section 5.29.  Prohibited Transactions and Other Taxes  . . . . . . . . .  81

                                  ARTICLE VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS

Section 6.01.  Distributions  . . . . . . . . . . . . . . . . . . . . . .  83
Section 6.02.  Statements to the Certificateholders . . . . . . . . . . .  86
Section 6.03.  Advances by the Master Servicer  . . . . . . . . . . . . .  88
Section 6.04.  The Certificate Insurance Policy . . . . . . . . . . . . .  90
Section 6.05.  The Certificate Guaranty Surety Bond . . . . . . . . . . .  91

                                 ARTICLE VII

                  REPORTS TO BE PREPARED BY MASTER SERVICER

Section 7.01.  Master Servicer  Shall Provide Information  as Reasonably
                    Required  . . . . . . . . . . . . . . . . . . . . . .  92
Section 7.02.  Federal    Information    Returns    and    Reports    to
                    Certificateholders  . . . . . . . . . . . . . . . . .  92

                                 ARTICLE VIII

                     THE COMPANY AND THE MASTER SERVICER

Section 8.01.  Indemnification; Third Party Claims  . . . . . . . . . . .  94
Section 8.02.  Merger  or Consolidation  of the  Company  or the  Master
                    Servicer; Status of Master Servicer . . . . . . . . .  95
Section 8.03.  Limitation  on  Liability  of  the  Company,  the  Master
                    Servicer, the Trustee and Others  . . . . . . . . . .  95
Section 8.04.  Company and Master Servicer Not to Resign  . . . . . . . .  96
Section 8.05.  Successor to the Master Servicer . . . . . . . . . . . . .  97
Section 8.06.  Maintenance of Ratings . . . . . . . . . . . . . . . . . .  98

                                  ARTICLE IX

                                   DEFAULT

Section 9.01.  Events of Default  . . . . . . . . . . . . . . . . . . . .  99
Section 9.02.  Waiver of Defaults . . . . . . . . . . . . . . . . . . . . 100
Section 9.03.  Trustee or Company to Act; Appointment of Successor  . . . 101
Section 9.04.  Notification to Certificateholders . . . . . . . . . . . . 101

                                  ARTICLE X

                            CONCERNING THE TRUSTEE

Section 10.01. Duties of Trustee  . . . . . . . . . . . . . . . . . . . . 102
Section 10.02. Certain Matters Affecting the Trustee  . . . . . . . . . . 103
Section 10.03. Trustee Not Liable for Certificates or Mortgage Loans  . . 104
Section 10.04. Trustee May Own Certificates . . . . . . . . . . . . . . . 104
Section 10.05. Master Servicer to Pay Trustee's Fees and Expenses . . . . 104
Section 10.06. Eligibility Requirements for Trustee . . . . . . . . . . . 104
Section 10.07. Resignation and Removal of the Trustee . . . . . . . . . . 105
Section 10.08. Successor Trustee  . . . . . . . . . . . . . . . . . . . . 106
Section 10.09. Merger or Consolidation of Trustee . . . . . . . . . . . . 106
Section 10.10. Appointment of Co-Trustee or Separate Trustee  . . . . . . 107
Section 10.11. Appointment of Office or Agency  . . . . . . . . . . . . . 108

                                  ARTICLE XI

                                 TERMINATION

Section 11.01. Termination  . . . . . . . . . . . . . . . . . . . . . . . 109
Section 11.02. Additional Termination Requirements  . . . . . . . . . . . 110
Section 11.03. Termination By Certificate Insurer or Surety . . . . . . . 111

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01. Severability of Provisions . . . . . . . . . . . . . . . . 112
Section 12.02. Limitation on Rights of Certificateholders . . . . . . . . 112
Section 12.03. Amendment  . . . . . . . . . . . . . . . . . . . . . . . . 113
Section 12.04. The Certificate Insurer; Surety. . . . . . . . . . . . . . 114
Section 12.05. Recordation of Agreement; Counterparts.  . . . . . . . . . 114
Section 12.06. Duration of Agreement  . . . . . . . . . . . . . . . . . . 115
Section 12.07. Governing Law  . . . . . . . . . . . . . . . . . . . . . . 115
Section 12.08. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . 115



                                   EXHIBITS

A.   Mortgage Loan Schedule                                               A-1
B.   Contents of Mortgage File                                            B-1
C.   Form of Class A Certificates                                         C-1
D.   Form of Class B Certificates                                         D-1
E.   Form of Class C Certificates                                         E-1
F.   Form of Class R Certificate                                          F-1
G.   (Reserved)                                                           G-1
H.   Certificate Account Certification                                    H-1
I.   (Reserved)                                                           I-1
J.   Distribution Account Certification                                   J-1
K.   Form of Subsequent Transfer Agreement                                K-1
L.   Form of Investment Letter                                            L-1
M.   Form of Transfer Affidavit                                           M-1
N.   ERISA Representation Letter                                          N-1
O.   (Reserved)                                                           O-1
P.   Sale Agreement                                                       P-1
Q.   Form of Notice for Certificate Insurance Policy                      Q-1
R.   Form of Notice for Certificate Guaranty Surety Bond                  R-1

     This Pooling and Servicing Agreement, dated as of November 1, 1997, is executed among MLCC Mortgage Investors, Inc., as seller (together with its permitted successors and assigns, the "Company"), Merrill Lynch Credit Corporation, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and Bankers Trust Company of California, N.A., as trustee (together with its permitted successors and assigns, the "Trustee").

     In consideration of the premises and the mutual agreements hereinafter set forth, the Company, the Master Servicer and the Trustee agree as follows:


                                  ARTICLE I

                                 DEFINITIONS
                                 -----------

     Section 1.01.  Definitions.  Whenever used herein, the following words
                    -----------
and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCRUAL PERIOD:  As to any Distribution Date other than the First
     --------------
Distribution Date, the actual number of days included in the period beginning on the preceding Distribution Date and ending on the day preceding such Distribution Date. In the case of the First Distribution Date, the actual number of days included in the period beginning on November 17, 1997 and ending on the day preceding the First Distribution Date.

     ADDITION NOTICE:  With respect to the transfer of Subsequent Mortgage
     ---------------
Loans to the Trustee pursuant to Section 2.03 hereof and the related Subsequent Transfer Agreement, a notice, which the Master Servicer shall give to the Trustee and the Certificate Insurer not later than three Business Days prior to the related Subsequent Transfer Date, of (a) the Company's designation of Subsequent Mortgage Loans to be conveyed to the Trustee, on behalf of and for inclusion in the Trust Fund, and (b) the aggregate Principal Balance of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date.

     ADDITIONAL COLLATERAL:  (i) With respect to any Mortgage 100(Service
     ---------------------
Mark) Loan, the marketable securities subject to a security interest pursuant to the related Mortgage 100(Service Mark) Pledge Agreement, or (ii) with respect to any Parent Power(Registered Trademark) Mortgage Loan, the related Parent Power(Registered Trademark) Agreement.

     ADDITIONAL COLLATERAL MORTGAGE LOAN:  Each Mortgage Loan that is either
     -----------------------------------
a Mortgage 100(Service Mark) Loan or Parent Power(Registered Trademark) Mortgage Loan as to which the Additional Collateral is still required to be provided as set forth in the related Mortgage 100(Service Mark) Pledge Agreement or Parent Power(Registered Trademark) Agreement.

     ADDITIONAL COLLATERAL MORTGAGE LOAN LIQUIDATION SHORTFALL:  The amount,
     ---------------------------------------------------------
if any, by which the then outstanding principal balance of a defaulted Additional Collateral Mortgage Loan exceeds the Liquidation Proceeds (including those from the related Additional Collateral) allocable to principal realized with respect to such Mortgage Loan.

     ADVANCE:  The aggregate of the advances made by the Master Servicer or
     -------
the  Trustee with  respect  to  a particular  Distribution  Date pursuant  to
Section 6.03.

     ADVANCE DEPOSIT DATE:  As to any Distribution Date, the Business Day
     --------------------
preceding such Distribution Date.

     AFFILIATE:  With respect to any Person, any other Person controlling,
     ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     AGGREGATE NET PRINCIPAL LIQUIDATION LOSSES:  With respect to each
     ------------------------------------------
Distribution Date, the amount, if any, by which (a) the aggregate of the outstanding principal balances of those Mortgage Loans that became Liquidated Mortgage Loans during the month ending prior to the month of such Distribution Date exceeds (b) the aggregate Net Liquidation Proceeds for such Mortgage Loans that are allocable to principal in accordance with the terms thereof.

     AGREEMENT:  This Pooling and Servicing Agreement and all amendments
     ---------
hereof and exhibits and supplements hereto.

     ALTERNATE CERTIFICATE RATE:  As to any Distribution Date, the weighted
     --------------------------
average of the Net Mortgage Rates of all Mortgage Loans applicable as of the Due Date of the month preceding the month of such Distribution Date, weighted on the basis of their outstanding Principal Balances (after giving effect to the Monthly Payments due on or before such Due Date and Principal Prepayments received prior to such Due Date) at such time.

     APPRAISED VALUE:  As to any Mortgaged Property and any time referred to
     ---------------
herein, the appraised value of such Mortgaged Property based upon the appraisal made by or on behalf of the Mortgage Loan Seller or the Master Servicer at such time.

     ASSIGNMENT OF MORTGAGE:  An assignment of the Mortgage, notice of
     ----------------------
transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

     AVAILABLE DISTRIBUTION AMOUNT:  With respect to any Distribution Date,
     -----------------------------
an amount equal to the amount on deposit in the Certificate Account as of the close of business on the related Determination Date, plus Advances and other amounts deposited to the Distribution Account pursuant to Section 6.03, except:

          (a) previously unreimbursed amounts received on particular Mortgage Loans as late payments or other recoveries of principal or interest (including Liquidation Proceeds, Insurance Proceeds and condemnation awards) that were part of a prior Advance;

          (b) amounts representing the reimbursement for Nonrecoverable Advances and other amounts (including the Servicing Fee and the Correspondent Trailing Premium, if any) permitted to be withdrawn by the Master Servicer from, or not required to be deposited in, the Certificate Account pursuant to Section 5.09;

          (c) amounts representing all or part of a Monthly Payment due after the immediately preceding Due Date;

          (d) all Repurchase Proceeds, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation awards with respect to the Mortgage Loans received after the related Principal Prepayment Period, and all related payments of interest representing interest for any period of time after the last day of the related Due Period for such Mortgage Loans; and

          (e) all income from Eligible Investments held in the Certificate Account for the account of the Master Servicer.

     BOOK-ENTRY CERTIFICATE:  Any Class A Certificate registered in the name
     ----------------------
of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     BUSINESS DAY:  Any day other than (a) a Saturday or Sunday, or (b) a
     ------------
legal holiday in the State of Florida or the State of New York, or (c) a day on which banking or savings and loan institutions in the State of Florida, the State of New York or the State in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     CERTIFICATE:  Any Class A, Class B, Class C or Class R Certificate.
     -----------

     CERTIFICATE ACCOUNT:  The account created and maintained pursuant to
     -------------------
Section 5.08.

     CERTIFICATE GUARANTY SURETY BOND:  The Limited Purpose Surety Bond No.
     --------------------------------
AB0039BE dated February 28, 1996 issued by the Surety.

     CERTIFICATEHOLDER or HOLDER:  The person in whose name a Certificate is
     -----------------    ------
registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer, any Sub-Servicer, or any of their respective Affiliates shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained, unless such Person owns the entire Class of which such Certificate is a part. The Trustee shall be provided with an Officer's Certificate by the Company, the Master Servicer or any Sub-Servicer if any Certificate is owned by any Affiliate thereof and shall be entitled to conclusively rely upon the certificate of the Company or the Master Servicer or any Sub-Servicer as to the determination of the aggregate Percentage Interests evidenced by Certificates registered to the Company, the Master Servicer, any Sub-Servicer or their Affiliates.

     CERTIFICATE INSURANCE POLICY:  The certificate guaranty insurance policy
     ----------------------------
dated the Closing Date issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Class A Certificates.

     CERTIFICATE INSURER:  Ambac Assurance Corporation, or any successor
     -------------------
thereto, as issuer of the Certificate Insurance Policy.

     CERTIFICATE OWNER:  With respect to a Class A Certificate that is a
     -----------------
Book-Entry Certificate, the person who is the beneficial owner of a Book-Entry Certificate.

     CERTIFICATE REGISTER:  The register maintained pursuant to Section 4.02.
     --------------------

     CLASS:  All Certificates bearing the same class designation.
     -----

     CLASS A, CLASS B, CLASS C or CLASS R:  Pertaining to Class A, Class B,
     ------------------------------------
Class C or Class R Certificates, as the case may be.

     CLASS A CERTIFICATE:  Any one of the Certificates designated as a Class
     -------------------
A Certificate substantially in the form set forth in Exhibit C hereto and executed by the Company and authenticated by the Trustee.

     CLASS A DISTRIBUTION AMOUNT:  As to any Distribution Date, the aggregate
     ---------------------------
amount distributed on the Class A Certificates pursuant to Section 6.01.

     CLASS A FORMULA PRINCIPAL DISTRIBUTION AMOUNT:  With respect to any
     ---------------------------------------------
Distribution Date, the sum of (i) the Class A Percentage of the Scheduled Formula Principal Distribution Amount and (ii) the Class A Prepayment Percentage of the Unscheduled Formula Principal Distribution Amount.

     CLASS A INTEREST FORMULA DISTRIBUTION AMOUNT:  As to any Distribution
     --------------------------------------------
Date, an amount equal to the sum of (a) interest for the related Accrual Period at the Class A Pass-Through Rate on the Class A Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of Net Interest Shortfall, if any, allocated to the Class A Certificates pursuant to Section 6.01 in respect of such Distribution Date, and (b) any Class A Unpaid Interest Shortfall for such Distribution Date.

     CLASS A INTEREST SHORTFALL:  As to any Distribution Date, the amount
     --------------------------
equal to (a) the Class A Interest Formula Distribution Amount for such Distribution Date less (b) the amount of interest distributed to the Class A Certificateholders on such Distribution Date.

     CLASS A PASS-THROUGH RATE:  As to any Distribution Date, the per annum
     -------------------------
rate equal to the lesser of (i) LIBOR plus 0.28% (or, as to any Distribution Date occurring at least 120 days after the first Distribution Date in respect of which the option to purchase the Mortgage Loans in Section 11.01(a) may first be exercised, LIBOR plus 0.68%) and (ii) the Alternate Certificate Rate.

     CLASS A PERCENTAGE:  As to any Distribution Date, the percentage (which
     -------------------
shall in no event be greater than 100%) derived from dividing the Class A Principal Balance (before giving effect to the distributions for such Distribution Date) by the Pool Principal Balance (before giving effect to the Formula Principal Distribution Amount for such Distribution Date).

     CLASS A PREPAYMENT PERCENTAGE:  The Class A Prepayment Percentage for
     -----------------------------
a Distribution Date on or before the Distribution Date in November 2007 will be 100%. The Class A Prepayment Percentage for a Distribution Date after the Distribution Date in November 2007 will be as follows: for any Distribution Date subsequent to December 2007 to and including the Distribution Date in November 2008, the Class A Percentage for such
Distribution Date plus 70% of the Subordinated Percentage for such Distribution Date; for any Distribution Date subsequent to November 2008 to and including the Distribution Date in November 2009, the Class A Percentage for such Distribution Date plus 60% of the Subordinated Percentage for such Distribution Date; for any Distribution Date subsequent to November 2009 to and including the Distribution Date in November 2010, the Class A Percentage for such Distribution Date plus 40% of the Subordinated Percentage for such Distribution Date; for any Distribution Date subsequent to November 2010 to and including the Distribution Date in November 2011, the Class A Percentage for such Distribution Date plus 20% of the Subordinated Percentage for such Distribution Date; for any Distribution Date thereafter, the Class A Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Class A Percentage exceeds the initial Class A
Percentage, in which case the Class A Prepayment Percentage for such Distribution Date will once again be 100%).

     Notwithstanding the foregoing, a decrease in the Class A Prepayment Percentage provided for in the preceding paragraph will not occur if, as of the first Distribution Date to which such decrease would apply in accordance with the preceding paragraph, the following criteria are not satisfied: (a) cumulative Unrecovered Principal Amounts shall not exceed (1) if such Distribution Date is in the period after November 2007 to and including November 2008, 35% of the Original Class B Principal Balance, (2) if such Distribution Date is in the period after November 2008 to and including November 2009, 40% of the Original Class B Principal Balance, (3) if such Distribution Date is in the period after November 2009 to and including November 2010, 45% of the Original Class B Principal Balance and (4) if such Distribution Date is in the period after November 2010 to and including November 2011, 50% of the Original Class B Principal Balance; and (b) over the prior three months, the average aggregate outstanding Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) has not exceeded 3.00% of the average aggregate outstanding Principal Balance of all Mortgage Loans for such period.

     Notwithstanding the foregoing, if on any Distribution Date (i) the Current Subordination Level equals at least twice the Original Subordination Level, (ii) cumulative Unrecovered Principal Amounts with respect to the Mortgage Loans have not exceeded (1) if such Distribution Date is on or before the fifth anniversary of the First Distribution Date, 35% of the Original Class B Principal Balance, (2) if such Distribution Date is after the fifth but on or before the sixth anniversary of the First Distribution Date, 40% of the Original Class B Principal Balance, (3) if such Distribution Date is after the sixth but on or before the seventh anniversary date of the First Distribution Date, 45% of the Original Class B Principal Balance and
(4) if such Distribution Date is after the seventh anniversary date of the First Distribution Date, 50% of the Original Class B Principal Balance; and
(iii) over the prior three months, the average aggregate outstanding Principal Balance of the Mortgage
Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) has not exceeded 3.00% of the average aggregate outstanding Principal Balance of all Mortgage Loans for such period, then the Class A Prepayment Percentage for such Distribution Date will be as follows: (A) as to any Distribution Date prior to the third anniversary of the First Distribution Date, the Class A Percentage for such Distribution Date plus 50% of the Subordinated Percentage for such Distribution Date; and (B) as to any Distribution Date thereafter, the Class A Percentage for such Distribution Date.

     CLASS A PRINCIPAL BALANCE:  At any time, the Original Class A Principal
     -------------------------
Balance minus the sum of all amounts previously distributed to the Class A Certificateholders on account of principal pursuant to Section 6.01.

     CLASS A UNPAID INTEREST SHORTFALL:  As to any Distribution Date, the
     ---------------------------------
amount of the Class A Interest Shortfall for the immediately preceding Distribution Date.

     CLASS B CERTIFICATE:  Any one of the Certificates designated as a Class
     -------------------
B Certificate substantially in the form set forth in Exhibit D hereto and executed by the Company and authenticated by the Trustee.

     CLASS B FORMULA PRINCIPAL DISTRIBUTION AMOUNT:  As to any Distribution
     ---------------------------------------------
Date, the sum of (i) the Subordinated Percentage of the Scheduled Formula Principal Amount and (ii) the Subordinated Prepayment Percentage of the Unscheduled Formula Principal Distribution Amount.

     CLASS B INTEREST FORMULA DISTRIBUTION AMOUNT:  As to any Distribution
     --------------------------------------------
Date, an amount equal to the sum of (a) interest for the related Accrual Period at the Class B Pass-Through Rate on the Class B Principal Balance as of such Distribution Date (before giving effect to the distribution on such Distribution Date), net of Net Interest Shortfall, if any, allocated to the Class B Certificates pursuant to Section 6.01 in respect of such Distribution Date, and (b) any Class B Unpaid Interest Shortfall for such Distribution Date.

     CLASS B INTEREST SHORTFALL:  As to any Distribution Date, the amount
     --------------------------
equal to (a) the Class B Interest Formula Distribution Amount for such Distribution Date less (b) the amount of interest distributed to the Class B Certificateholders on such Distribution Date pursuant to Section 6.01(a)(v).

     CLASS B LOSS AMOUNT:  As to any Distribution Date, the lesser of (x),
     -------------------
the amount, if any, by which (A) the sum of (i) the Formula Principal Distribution Amount for such Distribution Date and (ii) the aggregate of the Unrecovered Principal Amounts, if any, for such Distribution Date exceeds (B) the portion of the Available Distribution Amount distributed on account of principal on such Distribution Date and (y) the Class B Principal Balance after giving effect to any amount distributed on account of principal to the Class B Certificateholders on such Distribution Date.

     CLASS B LOSS AMOUNT INTEREST REQUIREMENT:  As to any Distribution Date,
     ----------------------------------------
the amount, if any, equal to the sum of (a) interest for the related Accrual Period at the Class B Pass-Through Rate on any Class B Loss Amount for the immediately preceding Distribution Date, (b) interest for the related Accrual Period at the Class B Pass-Through Rate on any Class B Loss Amount Unpaid Interest Shortfall for such Distribution Date (to the extent legally permitted), and (c) any Class B Loss Amount Unpaid Interest Shortfall for such Distribution Date.

     CLASS B LOSS AMOUNT INTEREST SHORTFALL:  As to any Distribution Date,
     --------------------------------------
the amount, if any, equal to (a) the Class B Loss Amount Interest Requirement for such Distribution Date less (b) the amount of interest distributed to the Class B Certificateholders on such Distribution Date in respect of the Class B Loss Amount Interest Requirement.

     CLASS B LOSS AMOUNT UNPAID INTEREST SHORTFALL:  As to any Distribution
     ---------------------------------------------
Date, the amount of the Class B Loss Amount Interest Shortfall for the immediately preceding Distribution Date.

     CLASS B PASS-THROUGH RATE:  As to any Distribution Date, LIBOR plus
     -------------------------
1.25%; provided, however, that in the event that the Alternate Certificate Rate is less than LIBOR plus 1.25%, the Class B Pass-Through Rate for such Distribution Date shall be the Alternate Certificate Rate.

     CLASS B PRINCIPAL BALANCE:  At any time, the Original Class B Principal
     -------------------------
Balance minus (i) the sum of all amounts previously distributed to the Class B Certificateholders pursuant to Section 6.01 on account of principal and
(ii) the sum of all Class B Loss Amounts, if any, for prior Distribution Dates; provided that the Class B Principal Balance shall not be less than zero.

     CLASS B UNPAID INTEREST SHORTFALL:  As to any Distribution Date, the
     ---------------------------------
amount of the Class B Interest Shortfall for the immediately preceding Distribution Date.

     CLASS C CERTIFICATE:  Any one of the Certificates designated as a Class
     -------------------
C Certificate substantially in the form set forth in Exhibit E hereto and executed by the Company and authenticated by the Trustee.

     CLASS C INTEREST FORMULA DISTRIBUTION AMOUNT:  As to any Distribution
     --------------------------------------------
Date, an amount equal to the lesser of (i) the Formula Excess Interest Amount and (ii) the sum of (a) the Component C-1 Current Interest, (b) the Component C-2 Current Interest, and (c) any Class C Unpaid Interest Shortfall for such Distribution Date, in both cases reduced by any amounts distributed to either or both the Class A and Class B Certificateholders pursuant to Sections 6.01(a)(iv) (but only to the extent of that portion, if any, of the Reimbursement Amount representing interest at the Late Penalty Rate), 6.01(a)(vi), Section 6.01(a)(vii) and/or 6.01(a)(ix) on such Distribution Date.

     CLASS C INTEREST SHORTFALL:  As to any Distribution Date, the amount
     --------------------------
equal to (a) the Class C Interest Formula Distribution Amount for such Distribution Date less (b) the amount of interest distributed to the Class C Certificateholders on such Distribution Date.

     CLASS C UNPAID INTEREST SHORTFALL:  As to any Distribution Date, the
     ---------------------------------
amount of the Class C Interest Shortfall for the immediately preceding Distribution Date.

     CLASS R CERTIFICATE:  Any one of the Certificates executed and delivered
     -------------------
by the Company and authenticated by the Trustee substantially in the form set forth in Exhibit F.

     CLASS R DISTRIBUTION AMOUNT:  As to any Distribution Date, the aggregate
     ---------------------------
amount distributed to the Class R Certificateholder on such Distribution Date pursuant to Section 6.01.

     CLOSING DATE:  December 9, 1997.
     ------------

     CODE:  The Internal Revenue Code of 1986, as amended.
     ----

     COMPANY:  MLCC Mortgage Investors, Inc., a Delaware corporation, or its
     -------
successor in interest or any successor under this Agreement appointed as herein provided.

     COMPONENT C-1 CURRENT INTEREST:  As to any Distribution Date, an amount
     ------------------------------
equal to (x) one month's interest at the Lower-Tier Pass-Through Rate on the Lower-Tier A Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date) minus (y) one month's interest at the Class A Pass-Through Rate on the Lower-Tier A Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date), in both cases net of their applicable portion of the Net Interest Shortfall, if any, allocated to the Class C Certificates pursuant to Section 6.01 in respect of such Distribution Date.

     COMPONENT C-2 CURRENT INTEREST:  As to any Distribution Date, an amount
     ------------------------------
equal to (x) one month's interest at the Lower-Tier Pass-Through Rate on the Lower-Tier B Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date) minus (y) one month's interest at the Class B Pass-Through Rate on the Lower-Tier B Principal Balance as of such Distribution Date (before giving effect to any distributions on such Distribution Date), in both cases net of their applicable portion of the Net Interest Shortfall, if any, allocated to the Class C Certificates pursuant to Section 6.01 in respect of such Distribution Date.

     CONSTRUCTIVE LOAN-TO-VALUE RATIO:  The fraction, expressed as a
     --------------------------------
percentage, the numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination thereof, less the amount of the Original Additional Collateral Requirement, if any, and the denominator of which is the Appraised Value of the related Mortgaged Property at such time or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

     CONVERSION PRICE:  As to any Converting Mortgage Loan, an amount equal
     ----------------
to the outstanding principal balance of such Converting Mortgage Loan, plus accrued and unpaid interest thereon at the applicable Mortgage Rate to the date of conversion, less any Servicing Fee payable with respect to such Converting Mortgage Loan.

     CONVERTIBLE MORTGAGE LOAN:  Any Mortgage Loan as to which the Mortgagor,
     -------------------------
at its option in accordance with the terms thereof, may convert its Mortgage Rate to either a fixed rate or to a different Index and applicable Margin (and at the Mortgagor's election, thereafter to a fixed rate).

     CONVERTING MORTGAGE LOAN:  A Convertible Mortgage Loan as to which the
     ------------------------
Mortgagor is entitled to give and has properly given notice under the terms thereof that such Mortgagor is exercising such Mortgagor's option to convert the related Mortgage Rate to a fixed rate. A Mortgage Loan that converts to a different Index is not a Converting Mortgage Loan.

     CORRESPONDENT LENDER:  A mortgage banking related entity from which MLCC
     --------------------
purchases Mortgage Loans under its Correspondent Lending program, as such program is more fully described in the Prospectus Supplement dated November 25, 1997.

     CORRESPONDENT MORTGAGE LOAN:  A Mortgage Loan originated by a
     ---------------------------
Correspondent Lender and included in the Trust Fund.

     CORRESPONDENT TRAILING PREMIUM:  With respect to a Correspondent
     ------------------------------
Mortgage Loan, the fee, if any, paid to a Correspondent Lender by MLCC as a portion of the purchase price for a Correspondent Mortgage Loan, which fee ranges from 0.125% per annum to 0.750% per annum of the annualized Principal Balance of the applicable Correspondent Mortgage Loan. MLCC is responsible for the payment of the Correspondent Trailing Premium, if any, and, to the extent due, the Correspondent Trailing Premium is paid by MLCC on a monthly basis out of the Monthly Payment it receives from the applicable Mortgagor. MLCC pays any such fee to the Correspondent Lender as long as the applicable Mortgage Loan remains outstanding and the Mortgagor is current in the remittance of his or her Monthly Payment to MLCC.

     CORRESPONDENT TRAILING PREMIUM RATE:  With respect to a Correspondent
     ------------------------------------
Mortgage Loan, the per annum rate at which the related Correspondent Trailing Premium, if applicable, is paid.

     CORRESPONDING CLASSES OF CERTIFICATES:  With respect to each Lower-Tier
     --------------------------------------
Regular Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Regular Interest in Section 2.08.

     CORPORATE TRUST OFFICE:  The principal office of the Trustee at which
     ----------------------
at any particular time its corporate business with respect to this Agreement shall be administered, which office at the date of execution of this instrument is located at 3 Park Plaza, 16th Floor, Irvine, California 92614, Telecopy (714) 253-7577.

     CURRENT SUBORDINATION LEVEL:  With respect to any Distribution Date, the
     ---------------------------
percentage derived from the fraction, the numerator of which is the Class B Principal Balance (before giving effect to the distributions and the allocation of the Class B Loss Amount for such Distribution Date) and the denominator of which is the Pool Principal Balance (before giving effect to the Formula Principal Distribution Amount for such Distribution Date).

     CUSTODIAL AGREEMENT:  The Master Custodial Agreement,  dated as of April
     -------------------
1, 1996 among Bankers Trust Company of California, N.A., as trustee, Merrill Lynch Mortgage Investors, Inc., MLCC Mortgage Investors, Inc., MLCC and The Chase Manhattan Bank, N.A., as custodian.

     CUSTODIAN:  The custodian under the Custodial Agreement.
     ---------

     CUT-OFF DATE:  November 1, 1997 (or the date of origination, if later).
     ------------

     DEFINITIVE CERTIFICATES:  As defined in Section 4.02(l).
     -----------------------

     DEPOSITORY:  The initial Depository shall be The Depository Trust
     ----------
Company, the nominee of which is CEDE & Co., as the registered Holder of one or more Class A Certificates evidencing in the aggregate the Original Class A Principal Balance. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE:  The fifth day (or if such fifth day is not a
     ------------------
Business Day, the Business Day immediately preceding such fifth day) of the month of the related Distribution Date.

     DISQUALIFIED ORGANIZATION:  As defined in Section 4.02(i).
     -------------------------

     DISTRIBUTION ACCOUNT:  The account created and maintained pursuant to
     --------------------
Section 6.01(c).

     DISTRIBUTION ACCOUNT SHORTFALL:  With respect to any Distribution Date,
     ------------------------------
the sum of (a) the amount, if any, by which (x) the aggregate of the full amounts that are due to be distributed on the Class A Certificates pursuant to clauses (i) and (ii) of Section 6.01(a) exceeds (y) the amount of the funds (other than the Insured Payment made in respect of such Distribution
Date) that will be on deposit in the Distribution Account in respect of such Distribution Date and then available to be distributed on the Class A Certificates, after taking into account all deposits required to be made to the Distribution Account on or prior to such Distribution Date, including without limitation all Advances, funds to be transferred from the Pre-Funding Earnings, the amount deposited by the Company pursuant to the last paragraph of Section 6.01(a) and payments under the Certificate Guaranty Surety Bond, and (b) on the third Distribution Date succeeding the month in which there occurs the latest original scheduled maturity date of any Mortgage Loan that was an Outstanding Mortgage Loan at any time during such month, the amount, if any, necessary to reduce the Class A Principal Balance to zero (after giving effect to all other distributions of principal to be made on such Distribution Date in respect of the Class A Certificates), without deduction, in the case of either of the foregoing clauses (a) or (b), of any amounts required to be withheld that are attributable to the liability of the Trust Fund or the Trustee for withholding taxes (including, without limitation, interest and penalties in respect thereof).

     DISTRIBUTION DATE:  The 15th day of any month, or if such 15th day is
     -----------------
not a Business Day, the first Business Day immediately following, beginning with the First Distribution Date.

     DUE DATE:  As to any Distribution Date, the first day of the month of
     --------
such Distribution Date, which is the day on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     DUE PERIOD:  With respect to any Distribution Date, the calendar month
     ----------
preceding the month of such Distribution Date.

     ELIGIBLE ACCOUNT:  An account that is (i) maintained with a federal or
     ----------------
state chartered depository institution the short-term unsecured debt obligations of which have been rated by each Rating Agency in its highest short-term rating category at the time of the deposit therein, or (ii) a trust account maintained with the corporate trust department of a depository institution, which institution is acting in its fiduciary capacity, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or (iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limits established by the FDIC), the uninsured deposits in which accounts are otherwise either (a) secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and acceptable to the Rating Agencies, the Certificateholders have a claim with respect to the funds in such account and a perfected first security interest against any collateral and the proceeds thereof (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained or (b) swept at the end of each Business Day into either (1) Eligible Investments in the name of the Trustee so that the amount remaining in such account (after giving effect to such sweep) is fully insured by the FDIC or (2) an account that satisfies clause (ii) above, (v) maintained with Bankers Trust Company of California, N.A. so long as its short-term unsecured debt obligations have been rated P-1 by Moody's and A-1 by Standard & Poor's at the time of the deposit therein, or (vi) otherwise acceptable to each Rating Agency without reduction or withdrawal of each rating of the Class A Certificates, as evidenced by a letter from each Rating Agency.

     ELIGIBLE INVESTMENTS:  One or more of the following:
     --------------------

          (a) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (b) repurchase agreements (including those in which the purchased securities are held by a third-party custodian) on obligations specified in clause (a) maturing not later than the day prior to the Distribution Date on which such amounts are to be distributed, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase shall be rated P-1 by Moody's and A-1+ by Standard & Poor's;

          (c) certificates of deposit, time deposits, demand deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories and the short-term obligations of such depository institution or trust company shall be rated P-1 by Moody's and A-1+ by Standard & Poor's;

          (d) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's in its highest short-term rating (which is P-1 in the case of Moody's and A-1+ in the case of Standard & Poor's); provided that such commercial paper shall mature no later than the day prior to the Distribution Date on which such amounts are to be distributed;

          (e) money market funds with the highest long-term rating assigned by the Rating Agencies; and

          (f) other obligations or securities that are "permitted investments" within the meaning of Section 860(G)(a)(5) of the Code, based upon an Opinion of Counsel delivered to the Trustee, the Certificate Insurer and the Surety, and acceptable to each Rating Agency, the Certificate Insurer and the Surety as an Eligible Investment hereunder and will not result in a reduction or withdrawal of the then current rating of the Class A Certificates, as evidenced by a letter to such effect from each Rating Agency;

     provided that, except in the case of U.S. Treasury STRIPS, no instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligation underlying such instrument, or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     ESCROW ACCOUNT:  The account or accounts created and maintained pursuant
     --------------
to Section 5.10.

     ESCROW PAYMENTS:  The amounts constituting applicable ground rents,
     ---------------
taxes, assessments, water rates and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage Loan.

     FDIC:  The Federal Deposit Insurance Corporation or any successor
     ----
organization.

     FHLMC:  The Federal Home Loan Mortgage Corporation or any successor
     -----
organization.

     FIDELITY BOND:  A fidelity bond to be maintained by the Master Servicer
     -------------
pursuant to Section 5.19.

     FIRST DISTRIBUTION DATE:  December 15, 1997.
     -----------------------

     FNMA:  The Federal National Mortgage Association or any successor
     ----
organization.

     FORMULA EXCESS INTEREST AMOUNT:  With respect to any Distribution Date,
     ------------------------------
the amount, if any, by which one month's interest at the Alternate Certificate Rate on the Pool Principal Balance at the beginning of the related Principal Prepayment Period (giving effect to the Monthly Payment due on such Due Date and Principal Prepayments prior to such Due Date) is in excess of one month's interest at the weighted average of the Class A and Class B Pass-Through Rates for such Distribution Date on the aggregate principal balances of such Certificates (before giving effect to any distributions or Class B Loss Amounts for such Distribution Date).

     FORMULA PRINCIPAL DISTRIBUTION AMOUNT:  As to any Distribution Date, an
     -------------------------------------
amount equal to the sum of:

          (a) the principal portion of all Monthly Payments, whether or not received, which were due on the related Due Date on Outstanding Mortgage Loans as of such Due Date;

          (b) with respect to each Mortgage Loan, all Principal Prepayments made by the Mortgagor during the related Principal Prepayment Period;

          (c) with respect to each Mortgage Loan not described in (e) below, all Insurance Proceeds, condemnation awards and any other cash proceeds from a source other than the Mortgagor, to the extent required to be deposited in the Certificate Account pursuant to Section 5.08(iv) and
     (v), which are allocable to principal and were received during the related Principal Prepayment Period, net of related unreimbursed
     Servicing Advances and net of any portion thereof which, as to such Mortgage Loan, constitutes Late Collections;

          (d) with respect to each Mortgage Loan that has been repurchased pursuant to Section 11.01 during the related Principal Prepayment Period, an amount equal to the Principal Balance of the Mortgage Loan as of the date of repurchase;

          (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Principal Prepayment Period, the amount allocable to the principal of such Liquidated Mortgage Loan that was recovered out of Net Liquidation Proceeds in respect of such Liquidated Mortgage Loan in such Principal Prepayment Period; and

          (f) with respect to each Mortgage Loan repurchased during the related Principal Prepayment Period by the Master Servicer or the Mortgage Loan Seller pursuant to Sections 2.01, 2.02, 3.01, 3.04 and 5.01, an amount equal to the principal amount of the Purchase Price (exclusive of any portion thereof included in clause (a) above).

     GNMA:  The Government National Mortgage Association or any successor
     ----
organization.

     INDEPENDENT:  Of or relating to a Person which (i) is in fact
     -----------
independent of the Company and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company and the Master Servicer if different from the Company or an Affiliate thereof and (iii) is not connected with the Company or the Master Servicer as an officer, employee, director or person performing similar functions.

     INDEX:  As to each Mortgage Loan, the index for the adjustment of the
     -----
Mortgage Rate on the related Mortgage Note, which index is the prime rate (referred to in Section 3.01 as the "Prime Index"), the London interbank offered rate for one-month U.S. Dollar deposits (referred to in Section 3.01 as the "One-Month LIBOR Index"), the London interbank offered rate for six-month U.S. dollar deposits (referred to in Section 3.01 as the "Six-Month LIBOR Index"), or the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year (referred to in Section 3.01 as the "Treasury Index"), in each case as defined in such Mortgage Note.

     INDEX CONVERTIBLE MORTGAGE LOAN:  Any Mortgage Loan as to which the
     -------------------------------
Mortgagor, at its option in accordance with the terms thereof, may convert its Mortgage Rate to a different Index and applicable Margin, but may not convert its Mortgage Rate to a fixed rate.

     INITIAL MORTGAGE LOANS:  The Mortgage Loans other than the Subsequent
     ----------------------
Mortgage Loans.

     INSURANCE AGREEMENT:  The Insurance and Indemnity Agreement, dated as
     -------------------
of December 9, 1997, among the Company, the Master Servicer, the Certificate Insurer and the Trustee.

     INSURANCE PROCEEDS:  Proceeds paid by any insurer pursuant to any
     ------------------
insurance policy covering a Mortgage Loan, net of costs of collecting such proceeds.

     INSURED AMOUNT:  With respect to any Distribution Date, the sum of (i)
     --------------
the Distribution Account Shortfall for such Distribution Date and (ii) any Preference Amount that has not been previously paid to the Trustee by the Certificate Insurer.

     INSURED EXPENSES:  Expenses covered by any insurance policy.
     ----------------

     INSURED PAYMENT:  With respect to any Distribution Date, the Insured
     ---------------
Amount paid to the Trustee by the Certificate Insurer.

     INTEREST ADJUSTMENT DATE:  The date specified in a Mortgage Note on
     ------------------------
which its Mortgage Rate is adjusted.

     LATE COLLECTIONS:  With respect to any Mortgage Loan, all amounts
     ----------------
received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, condemnation awards, Insurance Proceeds, or with respect to a disposition of a Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, any of which represent late payments or collections of Monthly Payments that were due but delinquent for a previous Due Date and not previously recovered and with respect to which delinquent Monthly Payments an Advance has been made by the Master Servicer or, under the circumstances set forth in Section 6.03(b), by the Trustee.

     LATE PAYMENT RATE:  As defined in the Insurance Agreement.
     -----------------

     LIBOR:  As to any Distribution Date as follows:
     -----

          (i) the posted rate for United States dollar deposits for one month which appears on Telerate Page 3750 (as defined below) as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the immediately preceding Distribution Date (or, in the case of the First Distribution Date, December 5, 1997). If no such posted rate appears, LIBOR will be determined on such date as described in clause (ii) below. "Telerate Page 3750" means the display page designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying London inter-bank offered rates of major banks).

         (ii) If on such date no posted rate appears on the Telerate Page 3750 as described in clause (i) above, the Trustee will request the principal London office of each of four reference banks (which shall be National Westminster Bank Plc, Deutsche Bank
     AG, Lloyds Bank Plc, and Bankers Trust Co., so long as each such bank is engaged in transactions in the London inter-bank market) ("Reference Banks") to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London inter-bank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Trustee with such offered quotations, then LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (.0001), with a 5/1,000th of a percent (.00005) rounded upwards) of all such quotations. If on such date fewer than two of the Reference Banks provide the Trustee with such an offered quotation, LIBOR on such date will be the arithmetic mean (rounded, if necessary, to the nearest 1/100th of a percent (.0001), with a 5/1,000th of a percent (.00005) rounded upwards) of the offered per annum rates which one or more leading banks in The City of New York selected by the Trustee (after consultation with the Servicer) are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month, provided, however, that if such banks are not quoting as described above, LIBOR will be the LIBOR applicable to the immediately preceding Distribution Date.

     LIBOR BUSINESS DAY:  A Business Day and a day on which banking
     ------------------
institutions in the City of London, England, are not required or authorized by law to be closed.

     LIQUIDATED MORTGAGE LOAN:  Any defaulted Mortgage Loan as to which the
     ------------------------
related Mortgaged Property has been acquired, liquidated or disposed of and with respect to which the Master Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan or property acquired in respect thereof have been recovered.

     LIQUIDATION EXPENSES:  Expenses which are incurred by the Master
     --------------------
Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Sections 5.16 and 5.21 respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

     LIQUIDATION PROCEEDS:  Cash (including Insurance Proceeds) received by
     --------------------
the Master Servicer in connection with the liquidation of any defaulted Mortgage Loan or Mortgaged Property acquired in respect thereof, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the applicable Mortgage Note plus, with respect to a defaulted Mortgage Loan that is also an Additional Collateral Mortgage Loan, the amount realized on the related Additional Collateral with respect to such Mortgage Loan in accordance with
Section 5.21.

     LOAN-TO-VALUE RATIO:  The fraction, expressed as a percentage, the
     -------------------
numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination and the denominator of which is the Appraised Value of the related Mortgaged Property at such time or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such Appraised Value.

     LOWER-TIER A PRINCIPAL BALANCE:  At any time, an amount equal to the
     ------------------------------
Class A Principal Balance.

     LOWER-TIER B PRINCIPAL BALANCE:  At any time, an amount equal to the
     ------------------------------
Class B Principal Balance.

     LOWER-TIER INTEREST:  Any one of the Lower-Tier Regular Interests or the
     -------------------
Lower-Tier Interest R.

     LOWER-TIER INTEREST A:  An uncertificated "regular interest" in the
     ---------------------
Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC.

     LOWER-TIER INTEREST B:  An uncertificated "regular interest" in the
     ---------------------
Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC.

     LOWER-TIER INTEREST R:  The sole class of "residual interest" in the
     ---------------------
Lower-Tier REMIC.

     LOWER-TIER PASS-THROUGH RATE:  For any interest bearing Lower-Tier
     ----------------------------
Regular Interest, the per annum rate set forth or calculated in the manner described in Section 2.08.

     LOWER-TIER REGULAR INTEREST:  Lower-Tier Interest A or Lower-Tier
     ---------------------------
Interest B.

     LOWER-TIER REMIC:  As described in Section 2.05.
     ----------------

     MARGIN:  With respect to each Mortgage Loan, the number of basis points
     ------
which are added to or subtracted from the Index to establish the Mortgage Rate on the related Mortgage Note.

     MASTER SERVICER:  Merrill Lynch Credit Corporation, a Delaware
     ---------------
corporation, or its successor in interest or any successor under this Agreement as herein provided.

     MAXIMUM MORTGAGE RATE:  With respect to each Mortgage Loan, the maximum
     ---------------------
rate of interest set forth as such in the related Mortgage Note.

     MLCC:  Merrill Lynch Credit Corporation and its successors in interest.
     ----

     MONTHLY PAYMENT:  The minimum required monthly payment of principal and
     ---------------
interest due on  a Mortgage Loan  as specified in  the Mortgage Note for  any month (before any adjustment to such scheduled amount by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period). Monthly Payments shall be deemed due on an Outstanding Mortgage Loan until such time as it becomes a Liquidated Mortgage Loan.

     MOODY'S:  Moody's Investors Service, Inc. or its successor in interest.
     -------

     MORTGAGE:  The mortgage, deed of trust or other instrument creating a
     --------
first lien or a first priority ownership interest in an estate in fee simple in real property (or a leasehold that extends at least five years beyond the maturity of the related Mortgage Loan) securing a Mortgage Note.

     MORTGAGE 100(Service Mark) LOAN:  A Mortgage Loan having at the time of
     -------------------------------
origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is secured by additional collateral in the form of a security interest in marketable securities having a market value, as of the date of such loan's origination, at least equal to the Original Additional Collateral Requirement.

     MORTGAGE 100(Service Mark) PLEDGE AGREEMENT:  With respect to each
     -------------------------------------------
Mortgage 100(Service Mark) Loan, the Mortgage 100(Service Mark) Pledge Agreement for Securities Account between the Mortgagor under such Mortgage 100(Service Mark) Loan and MLCC, pursuant to which such Mortgagor granted a security interest in various investment securities.

     MORTGAGE FILE:  The items referred to in Exhibit B annexed hereto
     -------------
pertaining to a particular Mortgage Loan.

     MORTGAGE LOAN:  An individual mortgage loan and all rights with respect
     -------------
thereto, evidenced by a Mortgage and a Mortgage Note plus, in the case of an Additional Collateral Mortgage Loan, the Mortgage 100(Service Mark) Pledge Agreement or Parent Power(Registered Trademark) Agreement, sold and assigned by the Company to the Trustee and which is the subject of this Agreement and included in the Trust Fund. The Mortgage Loans originally sold and subject to this Agreement are identified on the Mortgage Loan Schedule. The term "Mortgage

Loan" includes each Subsequent Mortgage Loan as of the Subsequent Transfer Date applicable thereto.

     MORTGAGE LOAN SCHEDULE:  The schedule of Mortgage Loans attached hereto
     ----------------------
as Exhibit  A, setting forth  the following information  as to each  Mortgage
Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type of the Mortgaged Property; (iv) the original number of months to maturity and the number of months remaining to maturity from the Cut-off Date; (v) the Appraised Value of the Mortgaged Property as set forth in an appraisal which was delivered at the time of the origination of the Mortgage Loan, or, in the event the Mortgage Loan was made in connection with the acquisition of the Mortgaged Property by the Mortgagor, the lesser of such Appraised Value and the purchase price of the Mortgaged Property actually paid by the Mortgagor at the time of the origination of the Mortgage Loan; (vi) the original Loan-to-Value Ratio; (vii) the current Mortgage Rate; (viii) the current Margin;
(ix) the amount of the current Monthly Payment; (x) the next Interest Adjustment Date; (xi) the original Principal Balance of the Mortgage Loan; and (xii) the Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date. The Mortgage Loan Schedule shall include each Schedule of Subsequent Mortgage Loans delivered on a Subsequent Transfer Date.

     MORTGAGE LOAN SELLER:  Merrill Lynch Credit Corporation, a Delaware
     --------------------
corporation, and its successors and assigns.

     MORTGAGE NOTE:  The note or other evidence of the indebtedness of a
     -------------
Mortgagor secured by a Mortgage.

     MORTGAGE POOL:  The pool of Mortgage Loans held in the Trust Fund.
     -------------

     MORTGAGE RATE:  With respect to each Mortgage Loan, the per annum rate
     -------------
of interest for the applicable period borne by the Mortgage Loan, as determined pursuant to the Mortgage Note.

     MORTGAGED PROPERTY:  The real property securing a Mortgage Note.
     ------------------

     MORTGAGOR:  The obligor on a Mortgage Note.
     ---------

     NET INTEREST SHORTFALL:  With respect to any Distribution Date, the sum
     ----------------------
of (i) the Net Prepayment Interest Shortfall, if any, for such Distribution Date and (ii) the Relief Act Reduction, if any, for such Distribution Date as determined in Section 6.01.

     NET LIQUIDATION PROCEEDS:  As to any Liquidated Mortgage Loan,
     ------------------------
Liquidation Proceeds net of Liquidation Expenses.

     NET MORTGAGE RATE:  As to any day and Mortgage Loan, its Mortgage Rate
     -----------------
less the sum of (i) the Servicing Fee Rate, (ii) if such Mortgage Loan is a Correspondent Mortgage Loan, the Correspondent Trailing Premium Rate, if any, and (iii) the Premium Amount (expressed as a per annum rate).

     NET PREPAYMENT INTEREST SHORTFALL:  As to any Distribution Date, the
     ---------------------------------
aggregate of the Prepayment Interest Shortfalls incurred on the Mortgage Loans in the preceding Principal Prepayment Period that were not made up by the application of the Servicing Fees collected by the Master Servicer in respect of such Principal Prepayment Period pursuant to Section 6.03(c).

     NONRECOVERABLE ADVANCE:  Any advance previously made or proposed to be
     ----------------------
made in respect of a Mortgage Loan by the Master Servicer or the Trustee pursuant to Section 6.03 which, in the good faith judgment of the Master Servicer or the Trustee, will not be ultimately recoverable by the Master Servicer or the Trustee from Late Collections, Liquidation Proceeds or otherwise. The determination by the Master Servicer that it has made, or would be making, a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer of the Master Servicer delivered to the Trustee and the Company and detailing the reasons for such determination.

     NON-U.S. PERSON:  An individual, corporation, partnership or other
     ---------------
Person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate that is subject to U.S. federal income tax (regardless of the source of its income) or a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States trustees have authority to control all substantial decisions of trust.

     OFFICERS' CERTIFICATE:  A certificate signed by any one of the Chairmen
     ---------------------
of the Board, Vice Chairman of the Board, the President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or any other duly authorized officer of the Company or the Master Servicer, as the case may be, and delivered to the Trustee.

     OPINION OF COUNSEL:  A written opinion of counsel, who may be counsel
     ------------------
for the Company or the Master Servicer and who is reasonably acceptable to the Trustee and the Surety and the Certificate Insurer; provided, however that the Trustee and the Surety and the Certificate Insurer shall receive an opinion of Independent counsel with respect to any opinion submitted regarding the qualification of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account
(including the funds therein and Pre-Funding Earnings)) as two REMICs or compliance with any of the REMIC Provisions.

     ORIGINAL ADDITIONAL COLLATERAL REQUIREMENT:  With respect to any
     ------------------------------------------
Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required by the Company at the time of the origination of such Additional Collateral Mortgage Loan in order to achieve a Constructive Loan-to-Value Ratio for such Additional Collateral Mortgage Loan, generally equal to seventy percent (70%); for purposes of the Required Surety Payment, in no event shall the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan exceed thirty percent (30%) of its original principal balance.

     ORIGINAL CLASS A PRINCIPAL BALANCE:  $308,089,000.
     ----------------------------------

     ORIGINAL CLASS B PRINCIPAL BALANCE:  $4,692,441.
     ----------------------------------

     ORIGINAL POOL PRINCIPAL BALANCE: (including the Pre-Funded Amount)
     -------------------------------
$312,781,441.

     ORIGINAL PRE-FUNDED AMOUNT:  $75,000,000.
     --------------------------

     ORIGINAL SUBORDINATION LEVEL:  The percentage derived from the fraction
     ----------------------------
the numerator of which is the Original Class B Principal Balance and the denominator of which is the Original Pool Principal Balance, which percentage is 1.50%.

     ORIGINATE or ORIGINATION:  When used with respect to a Mortgage Loan
     ---------    -----------
(whether or not used as a capitalized term), the closing and funding of such Mortgage Loan.

     OUTSTANDING MORTGAGE LOAN:  As to any Due Date, a Mortgage Loan which
     -------------------------
was not the subject of a Principal Prepayment in full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not repurchased under Section 2.01, 2.02, 3.01, 3.04 or 5.01 prior to such Due Date.

     PARENT POWER(Registered Trademark) AGREEMENT:  With respect to each
     --------------------------------------------
Parent Power(Registered Trademark) Mortgage Loan, a Parent Power(Registered Trademark) Guaranty and Security Agreement for Securities Account or a Parent Power(Registered Trademark) Guaranty Agreement for Real Estate.

     PARENT POWER(Registered Trademark) GUARANTY AGREEMENT FOR REAL ESTATE:
     ---------------------------------------------------------------------
With respect to a Parent Power(Registered Trademark) Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power(Registered Trademark) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(Registered Trademark) Mortgage Loan, authorizes MLCC to draw on a home equity credit line to fund such guaranty and has secured such guaranty with a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such Parent Power(Registered Trademark) Mortgage Loan. For purposes of this definition, the Parent Power(Registered Trademark) Guaranty Agreement For Real Estate shall not include the rights of the mortgagee under the security instrument relating to the Equity Access(Registered Trademark) Account (as defined in the related Parent Power(Registered Trademark) Agreement) referred to therein, which rights have been retained by MLCC.

     PARENT POWER(Registered Trademark) GUARANTY AND SECURITY AGREEMENT FOR
     ----------------------------------------------------------------------
SECURITIES ACCOUNT:  With respect to a Parent Power(Registered Trademark)
------------------
Mortgage Loan, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power(Registered Trademark) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(Registered Trademark) Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(Registered Trademark) Mortgage Loan.

     PARENT POWER(Registered Trademark) MORTGAGE LOAN:  A Mortgage Loan
     ------------------------------------------------
having at the time of origination a Loan-to-Value Ratio generally in excess of MLCC's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan, which Mortgage Loan is supported by a Parent Power(Registered Trademark) Agreement.

     PAYING AGENT:  The Person appointed by the Master Servicer as Paying
     ------------
Agent pursuant to Section 4.05. If the Master Servicer has not appointed a Paying Agent, the Master Servicer shall be the Paying Agent.

     PAYMENT ADJUSTMENT DATE:  The date specified in a Mortgage Note on which
     -----------------------
the Monthly Payment is adjusted.

     PERCENTAGE INTEREST:  As to any Class A or Class B Certificate, the
     -------------------
percentage interest evidenced thereby in distributions required to be made hereunder, such percentage interest being equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all the Certificates of such Class; and as to the Class C and Class R Certificates, the Percentage Interest specified on the face thereof.

     PERSON:  Any individual, corporation, partnership, joint venture,
     ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     POOL PRINCIPAL BALANCE:  The Original Pool Principal Balance less (i)
     ----------------------
the aggregate of all Formula Principal Distribution Amounts and all Unrecovered Principal
Amounts for, unless otherwise specified, the Distribution Date in the month of the reference thereto and all prior Distribution Dates less (ii) the amount distributed from the Pre-Funding Account to the Class A
Certificateholders on account of principal in accordance with the last sentence of Section 5.14(b).

     PREFERENCE AMOUNT:  As defined in the Certificate Insurance Policy.
     -----------------

     PRE-FUNDED AMOUNT:  With respect to any date, the amount on deposit in
     -----------------
the Pre-Funding Account, exclusive of any Pre-Funding Earnings therein.

     PRE-FUNDING ACCOUNT:  The trust account created and maintained by the
     -------------------
Trustee pursuant  to  Section 5.14.    The Pre-Funding  Account shall  be  an
Eligible Account.

     PRE-FUNDING DISTRIBUTION DATE:  Each Distribution Date occurring during
     -----------------------------
the Pre-Funding Period, and the Distribution Date occurring in the month (i) following the month in which the Pre-Funding Period ends, if such period ends on or after the Distribution Date in such month or (ii) in which the Pre-Funding Period ends, if such period ends prior to the Distribution Date in such month.

     PRE-FUNDING EARNINGS:  As to any Pre-Funding Distribution Date, the
     --------------------
amount of actual net investment earnings realized or accrued, if applicable, on amounts on deposit in the Pre-Funding Account during the period beginning on the Distribution Date in the month preceding such Pre-Funding Distribution Date (or in the case of the first Pre-Funding Distribution Date, beginning on the Closing Date) and ending on the Business Day before such Pre-Funding Distribution Date.

     PRE-FUNDING PERIOD:  The period commencing on the Closing Date and
     ------------------
ending on the earliest to occur of (i) the date on which the aggregate amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which an Event of Default occurs or
(iii) March 6, 1998.

     PREMIUM AMOUNT:  With respect to the Certificate Insurance Policy, the
     --------------
amount that is payable as a premium under the terms of the Certificate Insurance Policy.

     PREPAYMENT INTEREST SHORTFALL:  With respect to any Distribution Date,
     -----------------------------
for each Mortgage Loan that was the subject of a partial Principal Prepayment or a Principal Prepayment in full during the related Principal Prepayment Period (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 3.01, 3.04 or 11.01 hereof), the amount by which interest paid by the Mortgagor in connection with such Principal Prepayment of such Mortgage Loan is less than 30 days' interest at the related Mortgage Rate on the amount paid.

     PRINCIPAL BALANCE:  At the time of any determination, the principal
     -----------------
balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-off Date with respect to an Initial Mortgage Loan or the Subsequent Cut-off Date with respect to a Subsequent Mortgage Loan (after deduction of all principal payments due on or before the respective Cut-off Date or Subsequent Cut-off Date whether or not paid but without deducting Monthly Payments due after the respective Cut-off Date or Subsequent Cut-off Date and received on or before the respective Cut-off Date or Subsequent Cut-off Date) reduced by all amounts distributed to Certificateholders that are allocable to principal of such Mortgage Loan (including Advances made pursuant to Section 6.03).

     PRINCIPAL PREPAYMENT:  Any payment or other recovery of principal on a
     --------------------
Mortgage Loan (other than Liquidation Proceeds) made by a Mortgagor which is received in advance of its scheduled Due Date, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     PRINCIPAL PREPAYMENT PERIOD:  With respect to any Distribution Date, the
     ---------------------------
period beginning on the first day of the month preceding the month in which such Distribution Date occurs and ending on the last day of the month preceding the month in which such Distribution Date occurs.

     PURCHASE PRICE:  With respect to any Mortgage Loan required to be
     --------------
purchased on any date pursuant to Sections 2.01, 2.02, 3.01, 3.04, 5.01 or 5.07, an amount equal to the sum of (a) 100% of the Principal Balance thereof plus any unreimbursed Advances of principal thereof and (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date to which interest was last paid by the Mortgagor through the end of the related Due Period.

     RATING AGENCY:  Standard & Poor's and Moody's.  References herein to the
     -------------
highest long-term debt rating category of a Rating Agency shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references to the second highest long-term rating category of a Rating Agency shall mean AA in the case of Standard & Poor's and Aa1, Aa2 or Aa3 in the case of Moody's.

     RECORD DATE:  As to each Distribution Date, the last Business Day of the
     -----------
calendar month immediately preceding the calendar month in which the Distribution Date occurs (or the Closing Date in the case of the First Distribution Date).

     REIMBURSEMENT AMOUNT:  As to any Distribution Date, the sum of (x)(i)
     --------------------
all Insured Payments in respect of the Class A Certificates previously received by the Trustee and not previously repaid to the Certificate Insurer pursuant to Section 6.01 plus (ii) interest accrued on each such Insured Payment not previously repaid, calculated at the Late Payment
Rate from  the  date the  Trustee received  the related  Insured Payment  and
(y)(i) any other amounts then due and owing to the Certificate Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate. The Certificate Insurer shall notify the Trustee and the Master Servicer of the amount of any Reimbursement Amount.

     RELIEF ACT REDUCTION:  With respect to any Distribution Date, the
     --------------------
aggregate amount of reductions, if any, in the amount of interest due on the Mortgage Loans on the related Due Date on account of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC:  A "real estate mortgage investment conduit," as such term is
     -----
defined in the Code.

     REMIC PROVISIONS:  Provisions of the federal income tax law relating to
     ----------------
real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REPURCHASE PROCEEDS:  All proceeds of any Mortgage Loan or property
     -------------------
acquired in respect thereof repurchased by the Master Servicer or Mortgage Loan Seller pursuant to Section 2.01, 2.02, 3.01, 3.04, 5.01 or 11.01.

     REQUIRED SURETY PAYMENT:  With respect to any Additional Collateral
     -----------------------
Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) related Additional Collateral Mortgage Loan Liquidation Shortfall and (ii) the excess, if any, of (a) the Original Additional Collateral Requirement with respect to such Mortgage Loan over (b) the net proceeds realized by MLCC from the related Additional Collateral as set forth in Section 5.21.

     RESPONSIBLE OFFICER:  When used with respect to the Trustee, the
     -------------------
Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     SALE AGREEMENT:  The Sale and Seller's Warranties Agreement dated as of
     --------------
November 1, 1997 between the Company and the Mortgage Loan Seller attached hereto as Exhibit P.

     SCHEDULE OF SUBSEQUENT MORTGAGE LOANS:  The schedule attached to each
     -------------------------------------
Subsequent Transfer Agreement listing the Subsequent Mortgage Loans being conveyed to the Trustee on behalf of the Trust Fund pursuant thereto. Each such schedule shall include the same categories of information set forth in the definition of the Mortgage Loan Schedule substituting, where appropriate, information as of the applicable Subsequent Cut-off Date rather than the Cut-off Date.

     SCHEDULED FORMULA PRINCIPAL DISTRIBUTION AMOUNT:  With respect to any
     -----------------------------------------------
Distribution Date, the amount specified in clause (a) of the Formula Principal Distribution Amount.

     SERIOUSLY DELINQUENT MORTGAGE LOAN:  Any Mortgage Loan as to which a
     ----------------------------------
Monthly Payment is 90 days or more delinquent.

     SERVICING ADVANCES:  All customary, reasonable and necessary "out of
     ------------------
pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) taxes and assessments on the Mortgaged Properties subject to the Mortgage Loans and (v) compliance with the obligations under Section 5.12.

     SERVICING FEE:  With respect to each Mortgage Loan, the amount of the
     -------------
monthly fee paid for the servicing of such Mortgage Loan, equal to 1/12 of the Servicing Fee Rate of the Principal Balance of such Mortgage Loan. Such fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payments. The right to receive the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payments collected by the Master Servicer, or as otherwise provided under
Section 5.09.

     SERVICING FEE RATE:  0.25% per annum.
     ------------------

     SERVICING OFFICER:  Any officer of the Master Servicer involved in, or
     -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SINGLE CERTIFICATE:  A Certificate of any Class (other than a Class C
     ------------------
or Class R Certificate) that evidences a denomination of $1,000.

     STANDARD & POOR'S:  Standard & Poor's Ratings Services, a Division of
     -----------------
The McGraw-Hill Companies, Inc., or its successor in interest.

     STANDARD HAZARD POLICY:  Each standard hazard insurance policy or
     ----------------------
replacement therefor referred to in Section 5.16.

     SUBORDINATED PERCENTAGE:  As to any Distribution Date, 100% less the
     -----------------------
Class A Percentage.

     SUBORDINATED PREPAYMENT PERCENTAGE:  As to any Distribution Date, 100%
     ----------------------------------
less the Class A Prepayment Percentage.

     SUBSEQUENT CUT-OFF DATE:  As to those Subsequent Mortgage Loans which
     -----------------------
are transferred and assigned to the Trustee on behalf of the Trust Fund pursuant to a Subsequent Transfer Agreement, the first day of the month in which the related Subsequent Transfer Date occurs.

     SUBSEQUENT MORTGAGE LOANS:  The Mortgage Loans sold to the Trust Fund
     -------------------------
pursuant to Section 2.03 and the related Subsequent Transfer Agreement, which shall be listed on the Schedule of Subsequent Mortgage Loans attached to such Subsequent Transfer Agreement.

     SUBSEQUENT TRANSFER AGREEMENT:  Each Subsequent Transfer Agreement dated
     -----------------------------
as of a Subsequent Transfer Date executed by the Trustee and the Company substantially in the form of Exhibit K herein, pursuant to which Subsequent Mortgage Loans are sold and assigned to the Trustee.

     SUBSEQUENT TRANSFER DATE:  The date specified in each Subsequent
     ------------------------
Transfer Agreement on which the related Subsequent Mortgage Loans are sold to the Trust Fund.

     SUB-SERVICER:  Any Person with whom the Master Servicer enters into a
     ------------
Sub-Servicing Agreement.

     SUB-SERVICING AGREEMENT:  Any written contract between the Master
     -----------------------
Servicer and any Sub-Servicer, relating to servicing or administration of certain Mortgage Loans as provided in Section 5.02, in such form as has been approved by the Trustee, the Certificate Insurer or the Surety.

     SURETY:  Ambac Assurance Corporation (formerly known as AMBAC Indemnity
     ------
Corporation), or any successor thereto, as issuer of the Certificate Guaranty Surety Bond.

     SURETY AGREEMENT:  The Surety Bond Reimbursement Agreement dated as of
     ----------------
February 28, 1996 between Merrill Lynch Credit Corporation and the Surety.

     TRANSFER:  A direct or indirect transfer or other assignment of record
     --------
or beneficial interest in a Class R Certificate.

     TRUST FUND:  The corpus of the trust created by this Agreement, to the
     ----------
extent described herein, consisting of (i) the Mortgage Loans, (ii) such assets as shall from time to time be identified as deposited in the Certificate Account and Pre-Funding Account, (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iv) Standard Hazard Policies and any other insurance policies, and the proceeds thereof, (v) certain rights of the Company under the Sale Agreement as more particularly set forth in the last paragraph of Section
2.01 and as described in Sections 2.02 and 3.01 hereof, (vi) such amounts as shall from time to time be deposited in the Distribution Account, (vii) the Certificate Insurance Policy, (viii) the Certificate Guaranty Surety Bond,
(ix) each Mortgage 100(Service Mark) Pledge Agreement and (x) each Parent Power(Registered Trademark) Agreement. The Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings) shall not be part of the two REMICs created by this Agreement.

     TRUSTEE:  Bankers Trust Company of California, N.A., as trustee, or its
     -------
successor in interest or any successor or co-trustee under this Agreement appointed as herein provided.

     UNRECOVERED PRINCIPAL AMOUNT:  As to any Liquidated Mortgage Loan, the
     ----------------------------
portion, if any, of the principal of such Liquidated Mortgage Loan that was not recovered at the time such Liquidated Mortgage Loan became a Liquidated Mortgage Loan. An Unrecovered Principal Amount in respect of a Distribution Date is one that was incurred in the immediately preceding Principal Prepayment Period.

     UNSCHEDULED FORMULA PRINCIPAL DISTRIBUTION AMOUNT:  With respect to any
     -------------------------------------------------
Distribution Date, the sum of the amounts specified in clauses (b), (c), (d),
(e) and (f) of the Formula Principal Distribution Amount.

     UPPER-TIER INTEREST R:  The sole class of "residual interest" in the
     ---------------------
Upper-Tier REMIC.

     UPPER-TIER REMIC:  As described in Section 2.05.
     ----------------

     Section 1.02.  Interest Calculations.  Interest on the Class A and Class
                    ---------------------
B Certificates shall be calculated on the basis of the actual number of days in the related Accrual Period divided by 360.
                              (End of Article I)

                                  ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS; TRUST FUND
                   ----------------------------------------

     Section 2.01.  Conveyance of Mortgage Loans.  The Company, concurrently
                    ----------------------------
with the execution and delivery hereof, does hereby sell, transfer, assign, set over and convey to the Trustee (for inclusion in the Trust Fund) without recourse all the right, title and interest of the Company in and to the Initial Mortgage Loans, including all interest and principal due after the Cut-off Date on or with respect to the Initial Mortgage Loans (it being understood that payments of principal and interest first due on the Initial Mortgage Loans on or before the Cut-off Date shall not be conveyed to the
Trustee pursuant hereto), and each Mortgage 100(Service Mark) Pledge Agreement and each Parent Power(Registered Trademark) Agreement. The foregoing sale, transfer, assignment, set-over and conveyance of each Parent Power(Registered Trademark) Agreement that is a Parent Power(Registered Trademark) Guaranty Agreement for Real Estate does not constitute and is not intended to result in an assumption by the Trustee or the Trust Fund of any obligation or liability of MLCC under the related Equity Access(Registered Trademark) Account (as defined in such Parent Power(Registered Trademark) Agreement). MLCC is authorized to correct any error in any Mortgage 100(Service Mark) Pledge Agreement or Parent Power(Registered Trademark) Agreement and to terminate any such agreement and release the related collateral in accordance with the terms thereof.

     In connection with the foregoing conveyance of the Initial Mortgage Loans, within 21 days after the Closing Date, the Master Servicer, on behalf of the Company, shall deliver to, and deposit with, the Custodian the documents or instruments listed in Exhibit B hereto with respect to each Mortgage Loan so assigned (the requirements for a Mortgage Loan secured by shares in a cooperative corporation are separately specified in clause (6) of Exhibit B hereto); provided that the Master Servicer shall deliver at least 50% of the Mortgage Notes on or before the Closing Date.

     By way of clarification, the remainder of this Section applies to Subsequent Mortgage Loans as well as the Initial Mortgage Loans.

     If in connection with any Mortgage Loan the Master Servicer cannot deliver the related Mortgage with evidence of recording thereon as provided above, or within the 180 days permitted in clause (2) of Exhibit B hereto, solely because of a delay caused by the public recording office to which such Mortgage has been delivered for recordation, the Master Servicer shall deliver or cause to be delivered to the Custodian an Officer's Certificate of the Master Servicer, stating that such Mortgage has been delivered to the appropriate public recording official for recordation. The Master Servicer shall promptly deliver or cause to be delivered to the Custodian such Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official. Notwithstanding the above, the Master Servicer shall use all reasonable efforts to cause each original Mortgage with evidence of recording thereon to be delivered to the Custodian within 270 days of the Closing Date (or the Subsequent Transfer Date in the case of Subsequent Mortgage Loans).

     If the long-term unsecured debt of Merrill Lynch & Co., Inc., if it is rated by Moody's, is rated below A3 or if it is rated by Standard & Poor's, is rated below A-, or an Event of Default shall have occurred and is continuing or if MLCC is no longer the Master Servicer (unless each Rating
Agency confirms that the absence of recordation will not result in the reduction or withdrawal of its rating of the Class A Certificates), then MLCC (or the successor Master Servicer in the case of an Event of Default) shall, within 60 days after such occurrence (unless the long-term unsecured debt of Merrill Lynch & Co., Inc., if it is rated by Standard & Poor's, is rated below BBB-, in which case MLCC will have 30 days after such occurrence), cause to be sent for recording to the appropriate public recording office for real property records each Assignment of Mortgage referred to in this Section
2.01 except for Mortgage Loans on Mortgaged Properties located in states where, as evidenced by an opinion of independent counsel acceptable to the Trustee, the Certificate Insurer, the Surety, the Company and the Rating Agencies, such recording is not required to protect the interests of the Trustee in the Mortgage Loan, including the related Mortgage, against the claim of any other transferee or any successor to or creditor of the Mortgage Loan Seller or the Originator of such Mortgage Loan. While each Assignment of Mortgage required to be recorded is being recorded, the Master Servicer shall leave with the Custodian a photocopy of such Assignment of Mortgage. If any such Assignment of Mortgage is returned unrecorded to the Master Servicer because of any defect therein, the Master Servicer shall cause such defect to be cured and such Assignment of Mortgage to be recorded in accordance with this paragraph. The Master Servicer shall deliver or cause to be delivered each original recorded Assignment of Mortgage and intermediate assignment to the Custodian within 120 days of the occurrence giving rise to the obligation to record or shall deliver to the Custodian on or before such date an Officer's Certificate stating that such Assignment of Mortgage has been delivered to the appropriate public recording office for recordation, but has not been returned solely because of a delay caused by such recording office. At such time as either MLCC or the Trustee obtains actual knowledge of the occurrence of an event that requires the recordation specified in this paragraph, the party obtaining such knowledge shall promptly give written notice of such event to the other party and to the Certificate Insurer and the Surety.

     If the Master Servicer cannot cause any Mortgage or Assignment of Mortgage or intermediate assignments, subject to the provisions in this
Section 2.01 regarding recording office delays, to be recorded and evidence of such recording delivered to the Custodian within 270 days of the occurrence giving rise to the obligation to record, the Mortgage Loan Seller shall be required to purchase such Mortgage Loan from the Trustee at the Purchase Price or the Mortgage Loan Seller shall be required to substitute another Mortgage Loan for such deficient Mortgage Loan in accordance with the procedures and subject to the limitations set forth in Section 3.02(i) through (viii), such repurchase or substitution obligation constituting the sole remedy available to the Trustee, the Certificateholders, the Certificate Insurer and the Surety for failure of a Mortgage Loan to be recorded.

     With respect to any Additional Collateral Mortgage Loan for which there has been filed a UCC-1 financing statement in favor of MLCC as secured party and for which an Assignment of Mortgage is submitted for recording pursuant to the second preceding paragraph, the Master Servicer shall, within 30 days after such Assignment of Mortgage is submitted for recording, prepare or cause to be prepared and deliver to the Custodian for filing by the Custodian in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trustee and the Master Servicer shall thereafter cause the Custodian to file all necessary continuation statements. To the extent necessary, the Master Servicer shall cause the Custodian to file any such UCC-3 statement in the appropriate recording office.

     The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee. Mortgage documents relating to the Mortgage Loan not delivered to the Trustee or the Custodian under the Custodial Agreement are and shall be held in trust by the Master Servicer or any Sub-Servicer, for the benefit of the Trustee as the owner thereof and the Master Servicer's or such Sub-Servicer's possession of the contents of each Mortgage File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Master Servicer or such Sub-Servicer is in a custodial capacity only. The Company agrees to take no action inconsistent with the Trustee's ownership of the Mortgage Loans, to promptly indicate to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans.

     It is the intention of this Agreement that the conveyance of the Company's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If the conveyance of the Mortgage Loans from the Mortgage Loan Seller to the Company to the Trustee is characterized as a pledge and not a sale, then the Company shall be deemed to have transferred to the Trustee, in addition to the Trust Fund, all of the Company's right, title and interest in, to and under the obligation deemed to be secured by said pledge; and it is the intention of this Agreement that the Mortgage Loan Seller and the Company shall also be deemed to have granted to the Trustee a first priority security interest in all of the Mortgage Loan Seller's and the Company's right, title, and interest in, to, and under the obligation deemed to be secured by said pledge and that the Trustee and the Custodian shall be deemed to be an independent custodian for purposes of perfection of such security interest. If the conveyance of the Mortgage Loans from the Company to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Mortgage Loan Seller and the Company shall be deemed to have granted to the Trustee a first priority security interest in all of Mortgage Loan Seller's and the Company's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     In addition to the conveyance of the Initial Mortgage Loans, the Company does hereby convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (ii) through (ix) of the definition thereof and further assigns to the Trustee for the benefit of the Certificateholders, the Certificate Insurer and the Surety those representations and warranties of the Mortgage Loan Seller contained in the Sale Agreement and described in Section 3.01 hereof and the benefit of the remedies for the breach thereof.

     Section 2.02.  Acceptance by Trustee.  The Trustee acknowledges the
                    ---------------------
assignment to it of the documents referred to in Section 2.01 above and acknowledges that upon the Custodian's receipt thereof, pursuant to the Custodial Agreement, the Custodian will hold such documents and any other documents constituting a part of the Mortgage Files delivered to the Custodian in trust for the use and benefit and of all present and future Certificateholders, the Certificate Insurer and the Surety. The Mortgage Loan Seller shall repurchase at the Purchase Price, or substitute new Mortgage Loans (in accordance with Section 3.02(i) through (viii)) for, all Mortgage Loans to which an exception was taken in the Custodian's Interim Certification (as defined in the Custodial Agreement), within 60 days of the date of delivery of the Mortgage Files (the "Delivery Date") to the
                                             -------------
Custodian, unless such exception is cured to the satisfaction of the Company, the Certificate Insurer and the Surety within 30 Business Days of the date thereof (or such other period as is agreed by the Company, the Certificate Insurer and the Surety and the Trustee but not more than 50 Business Days). Pursuant to the Custodial Agreement, the Custodian agrees, for the benefit of the Trustee, the Certificateholders, the Certificate Insurer and the Surety, to review each Mortgage File delivered to it within 45 days after the Delivery Date to ascertain that all required documents have been executed and received, and that such documents relate to the Mortgage Loans, that have been conveyed to the Trustee. If the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective (that is, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered) in any material respect, the Custodian, pursuant to the Custodial Agreement, shall promptly so notify the Trustee, the Master Servicer, the Certificate Insurer, the Surety and the Company by delivering the Interim Certification to them within 45 days after the Delivery Date. The Mortgage Loan Seller shall correct or cure such omission, defect or other irregularity within 60 days from the date the Mortgage Loan Seller was notified of such omission or defect and, if the Mortgage Loan Seller does not correct or cure such omission or defect within such period, then the Mortgage Loan Seller, within 90 days from the date the Custodian notified the Mortgage Loan Seller of such omission or defect, shall either (i) repurchase such Mortgage Loan from the Trustee at the Purchase Price of such Mortgage Loan or (ii) substitute a new Mortgage Loan for such deficient Mortgage Loan in accordance with the provisions of Section 3.02(i) through
(viii). The Purchase Price for the purchased Mortgage Loan shall be paid to the Master Servicer and deposited by the Master Servicer in the Certificate Account and, upon receipt by the Trustee and the Custodian of written notification of such deposit signed by a Servicing Officer, the Custodian, pursuant to the Custodial Agreement, shall promptly execute and deliver such instruments of transfer or assignment, without recourse, as shall be neces-sary to vest in the Mortgage Loan Seller or its designee, as the case may be, the interest of the Trustee in any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Mortgage Loan Seller to purchase or substitute for any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee on behalf of Certificateholders, the Certificate Insurer or the Surety. Notwithstanding anything herein to the contrary, the Trustee and the Custodian shall be under no duty or obligation to inspect, review and examine such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate to the represented purpose, or that they have actually been recorded, or that they are other than what they purport to be on their face or to determine that all items described in clause (4) of Exhibit B hereto have been delivered or to determine whether the title policy affirmatively insures against encroachments as described in clause (5) of Exhibit B hereto.

     The Custodian, pursuant to the Custodial Agreement, shall deliver to the Company, the Trustee, the Certificate Insurer, the Surety and the Master Servicer the Interim and Final Certification. If (i) within 90 days of the Closing Date, the Custodian has not received an Officer's Certificate or a certificate of the Master Servicer stating that the Mortgage has been delivered to the appropriate public recording official for recordation or
(ii) if within 270 days of the Closing Date the Custodian finds that any Mortgage has not been recorded, the Custodian, pursuant to the Custodial Agreement, shall promptly notify the Trustee, the Certificate Insurer, the Surety and the Master Servicer and the Master Servicer shall be required, within 30 days of receipt of such notice, to repurchase such Mortgage Loan or to substitute a new Mortgage Loan for such deficient Mortgage Loan in accordance with Section 3.02(i) through (viii) hereof.

     Section 2.03.  Sale and Conveyance of the Subsequent Mortgage Loans.
                    ----------------------------------------------------
(a)  Subject to the  conditions set forth in Sections 2.03 (b),  (c), (d) and
(e) below, in consideration of the delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the Pre-Funding Account, the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trustee (for inclusion into the Trust Fund), without recourse (but subject to the obligations set forth herein) all right, title and interest of the Company in and to each Subsequent Mortgage Loan listed on the Schedule of Subsequent Mortgage Loans delivered to the Trustee, the Custodian, the Certificate Insurer and the Surety on such Subsequent Transfer Date, including its Principal Balance as of the Subsequent Cut-off Date and all collections of such principal and all payments of interest in respect of such Subsequent Mortgage Loans to the extent such collections represent interest accrued from and including the related Subsequent Transfer Date (interest accruing prior to such Subsequent Transfer Date being property of the Mortgage Loan Seller) due after the related Subsequent Cut-off Date and each related Mortgage 100(Service Mark) Pledge Agreement and each related Parent Power(Registered Trademark) Agreement. The foregoing sale, transfer, assignment, set over and conveyance of each Parent Power(Registered Trademark) Agreement that is a Parent Power(Registered Trademark) Guaranty Agreement for Real Estate does not constitute and is not intended to result in an assumption by the Trustee or the Trust Fund of any obligation or liability of MLCC under the related Equity Access(Registered Trademark) Account (as defined in such Parent Power(Registered Trademark) Agreement). MLCC is authorized to correct any error in any Mortgage 100(Service Mark) Pledge Agreement or Parent Power(Registered Trademark) Agreement and to terminate any such agreement and release the related collateral in accordance with the terms thereof. If it is discovered that any of the conditions set forth in Section 2.03 (b), (c), (d) and (e) has not been satisfied with respect to a Subsequent Mortgage Loan, then such failure to satisfy such condition shall be deemed to be a breach of a representation and warranty in
Section 3.01(b) and, if such breach materially and adversely affects the value of such Subsequent Mortgage Loan or the interests of the Certificateholders (or materially and adversely affects the interests of the Certificate Insurer or the Surety in such Subsequent Mortgage Loans), the Mortgage Loan Seller shall be obligated to repurchase or substitute for such Subsequent Mortgage Loan in accordance with and subject to the limitations in Sections 3.01(b) and 3.02, as applicable. If such deemed breach relates to Mortgage Loans or Subsequent Mortgage Loans in the aggregate, then the Mortgage Loan Seller shall select such of the Subsequent Mortgage Loans for purchase or substitution as will result in the satisfaction of such conditions.

     The amount released from the Pre-Funding Account shall be one hundred percent (100%) of the aggregate Principal Balances as of the applicable Subsequent Cut-off Date of the Subsequent Mortgage Loans so transferred.

     (b) Each of the following conditions shall be satisfied on or prior to the related Subsequent Transfer Date:

          (i) the Master Servicer shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by either of the foregoing with respect to the Subsequent Mortgage Loans;

          (ii) the Company shall have executed and delivered a Subsequent Transfer Agreement with all required schedules and exhibits;

          (iii) the Master Servicer shall have deposited or cause to be deposited in the applicable Certificate Account all collections of principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-off Date and all collections of interest accruing from and after the related Subsequent Transfer Date;

          (iv) as of each Subsequent Transfer Date, neither the Company nor the Master Servicer is insolvent and neither will become insolvent by such transfer and neither the Company nor the Master Servicer is aware of any pending insolvency;


          (v) such purchase and sale of Subsequent Mortgage Loans will not result in a material adverse federal income tax consequence to the Trust Fund or the Holders of the Certificates;

          (vi)  the Pre-Funding Period shall not have terminated; and

          (vii) the Company shall have delivered to the Certificate Insurer, the Rating Agencies and the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer, the Rating Agencies and the Trustee on the Closing Date (bankruptcy, corporate and tax opinions).

     (c)  In connection with  the transfer and  assignment of the  Subsequent
Mortgage  Loans,  the Master  Servicer shall  take the  actions set  forth in
Section 2.01 and the Trustee (and the Custodian pursuant to the Custodial Agreement) shall take the actions applicable to it specified in Section 2.02 and the Master Servicer shall be deemed to have made the representations and warranties set forth in Section 3.01(b), in each case with respect to the Subsequent Mortgage Loans delivered on a Subsequent Transfer Date, except that references in said sections to Mortgage Loans, the Closing Date and the Cut-off Date shall refer to the applicable Subsequent Mortgage Loans, Subsequent Transfer Date and Subsequent Cut-off Date, respectively. In connection with such assignment and transfer, within 21 days after the related Subsequent Transfer Date, the Master Servicer, on behalf of the Company, shall deliver to, and deposit with, the Custodian the documents or instruments listed in Exhibit B hereto with respect to each related Subsequent Mortgage Loan; provided that the Master Servicer shall deliver at least 50% of the related Mortgage Notes on or before the related Subsequent Transfer Date.

     (d) As of its Subsequent Cut-off Date, such Subsequent Mortgage Loans shall satisfy the following criteria:

          (i) each such Subsequent Mortgage Loan shall not be delinquent in payment by one or more monthly payments as of the related Subsequent Cut-off Date;

          (ii) the remaining stated term to maturity of each such Subsequent Mortgage Loan will not be less than 275 months and will not exceed 301 months ;

          (iii) each such Subsequent Mortgage Loan will have a Margin as described under "MLCC and Its Mortgage Programs" in the Prospectus Supplement dated November 25, 1997;

          (iv) each such Subsequent Mortgage Loan will be underwritten in accordance with the Master Servicer's underwriting guidelines in effect at the time of origination;

          (v) each such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 118%; and

          (vi) the Subsequent Mortgage Loans will have as of the end of the Pre-Funding Period, a weighted average term since origination not in excess of 4 months.

In the sole discretion of the Certificate Insurer, Subsequent Mortgage Loans not satisfying the requirements set forth above may be purchased by the Trust Fund; provided, however, that the addition of such Subsequent Mortgage Loans will not materially affect the aggregate characteristics of the entire Mortgage Pool.

     (e) Following the purchase of any Subsequent Mortgage Loan by the Trust Fund, the Mortgage Loans (including the Subsequent Mortgage Loans) shall:

          (i) have a weighted average original term to stated maturity of not more than 301 months;

          (ii) have a weighted average Constructive Loan-to-Value Ratio of not more than 71%;

          (iii) have no Mortgage Loan with a Principal Balance in excess of $5,000,000 (except for 1 Initial Mortgage Loan) and no more than 46% by aggregate principal balance will have a Principal Balance in excess of $1,000,000;

          (iv) not have a concentration of Mortgaged Properties in a single zip code in excess of 4.5% by aggregate Principal Balance of the Mortgage Loans;

          (v) have a weighted average gross margin of at least 1.875%;

          (vi) have at least 84% by aggregate Principal Balance of Mortgage Loans secured interests in attached or detached single family dwellings units (including units in de minimis planned unit developments but excluding condominiums, cooperatives, 2-4 family residences and planned unit development projects); and

          (vii) have a weighted average Mortgage Rate that is not more than 100 basis points lower than the weighted average Mortgage Rate of the Initial Mortgage Loans.

     Section 2.04.  Trust Fund; Authentication of Certificates. Subject to
                    ------------------------------------------
the provisions of Section 2.01, the Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders, the Certificate Insurer and the Surety. The Trustee acknowledges the assignment to it of the Mortgage Loans, the Mortgage 100(Service Mark) Pledge Agreements and the Parent Power(Registered Trademark) Agreements and has caused to be authenticated and delivered to or upon the order of the Company, in exchange therefor, Certificates duly authenticated by the Trustee in authorized denominations evidencing ownership of the entire Trust Fund.

     Section 2.05.  REMIC Elections.  The Company hereby directs the Trustee
                    ---------------
to sign two initial tax returns to be provided by the Master Servicer which shall cause the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) to elect for federal income tax purposes to consist of two REMICs. This Agreement shall be construed so as to carry out the intention of this Agreement that the Lower-Tier REMIC shall consist of all of the assets constituting the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) and shall be evidenced by the Lower-Tier Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions) and the Lower-Tier Interest R (which will represent the single "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions). The Trustee shall hold the Lower-Tier Regular Interests. In addition, the Upper-Tier REMIC at all times prior to the date on which final payment is made (or made available on demand) to the Holders of any Class A, Class B and Class C Certificates shall consist of the Lower-Tier Regular Interests and shall be evidenced by the Class A, Class B and Class C Certificates (which will represent the "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions) and the Upper-Tier Interest R (which will represent the single "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions). The Class R Certificate shall represent beneficial ownership of the Lower-Tier Interest R and the Upper-Tier Interest R. The Closing Date is hereby designated as the "startup day" of such REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.06.  REMIC Tax Matters.  The tax year of the Trust Fund shall
                    -----------------
be the calendar year, and the Trust Fund shall use the accrual method of reporting income and loss.

     Section 2.07.  REMIC Certificate Maturity Date.  Solely for  purposes
                    -------------------------------
of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, and based upon certain assumptions, the "latest possible maturity date" of all regular interests in the Lower-Tier and Upper-Tier REMICs created hereby is the Distribution Date in November 2025.

     Section 2.08.  Lower-Tier REMIC.  Principal of and interest on the
                    ----------------
Lower-Tier Regular Interests and the Lower-Tier Interest R shall be allocated to the Corresponding Class of Certificates in the manner set forth in the following table:

                     Corresponding Class of Certificates
                     -----------------------------------

    Lower-Tier            Initial               Lower-Tier         Allocation of        Allocation
     Interest        Principal Balance      Pass-Through Rate       Principal(1)       of Interest
    ----------       -----------------      -----------------      -------------     ---------------
         A              $308,089,000               (2)                Class A       Class A and Class
                                                                                            C

         B               $4,692,441                (2)                Class B       Class B and Class
                                                                                            C

         R                  (3)                    (3)                  (4)                (4)

_______________

(1) The amount of principal allocable from a Lower-Tier Regular Interest to its Corresponding Class of Certificate on any Distribution Date shall be 100%.

(2) The Lower-Tier Pass-Through Rate for Lower-Tier Interests A and B for any Distribution Date will be equal to the Alternate Certificate Rate for such Distribution Date.

(3) The Lower-Tier Interest R will have no Principal Balance and will not bear interest.

(4) The beneficial ownership of the Lower-Tier Interest R and the Upper-Tier Interest R will be represented by the Class R Certificate.

                             (End of Article II)

                                 ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE MASTER
                 --------------------------------------------
                   SERVICER; REPURCHASE OF MORTGAGE LOANS;
                   --------------------------------------
                  REPRESENTATION AND WARRANTY OF THE COMPANY
                  -----------------------------------------

     Section 3.01.  Representations and Warranties of the Master Servicer.
                    -----------------------------------------------------
The Master Servicer hereby represents and warrants to the Trustee that on the Closing Date it has entered into the Sale Agreement, wherein in its capacity as the Mortgage Loan Seller, the Master Servicer has made the following representations and warranties, and in its capacity as Master Servicer, hereby further represents and warrants to the Trustee, the Certificate Insurer, the Surety and the Company as of the Closing Date, for the Initial Mortgage Loans, or in the case of the Subsequent Mortgage Loans, the applicable Subsequent Transfer Date, as follows:

          (a)  With respect to the Master Servicer in this Section 3.01 and
     Section 3.02, Master Servicer means both Master Servicer and Mortgage Loan Seller for as long as the Master Servicer and the Mortgage Loan Seller are the same Person, and means Mortgage Loan Seller only when the Mortgage Loan Seller and the Master Servicer are different Persons:

               (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each state in which any Mortgaged Property is located or is not required under applicable law from such qualification and no demand for such qualification has been made upon the Master Servicer by any such state. The Master Servicer is or will be in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans by it in accordance with the terms of this Agreement;

               (ii) The Master Servicer has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the Sale Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and the Sale Agreement, has duly executed and delivered this Agreement and the Sale Agreement, and this Agreement, the Sale Agreement and each Assignment of Mortgage to the Company constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by availability of equitable remedies;

               (iii) None of the execution and delivery of this Agreement or the Sale Agreement, the origination or acquisition of the Mortgage Loans by the Master Servicer, the sale of the Mortgage Loans to the Company, the consummation of the transactions contemplated thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement or the Sale Agreement will materially conflict with or result in a material breach of any of the terms, conditions or provisions of the Master Servicer's certificate of incorporation or bylaws or any material legal restriction or any agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

               (iv) The Master Servicer is an approved conventional seller/servicer for FNMA or FHLMC in good standing;

               (v) With respect to each Mortgage Loan, the Master Servicer is in possession of a complete Mortgage File in compliance with this Agreement, except for such documents as have been delivered to the Custodian and except for the Mortgages or assignments thereof submitted for recordation as set forth in Section 2.01 hereof;

               (vi) Immediately prior to the transfer of the Mortgage Loans to the Company, the Master Servicer had good title to and is the sole owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note;

               (vii) There is no litigation pending or, to the Master Servicer's knowledge, threatened to which the Master Servicer is a party and which is reasonably likely to adversely affect the sale of the Mortgage Loans, the execution, delivery or enforceability of this Agreement or the Sale Agreement, or the ability of the Master Servicer to service the Mortgage Loans under this Agreement in accordance with the terms hereof, or which is reasonably likely to have a material adverse effect on the financial condition of the Master Servicer;

               (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the Sale Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or the Sale Agreement except for consents, approvals, authorizations and orders which have been obtained;

               (ix) To the best of the Master Servicer's knowledge, the consummation of the transactions contemplated by this Agreement and the Sale Agreement is in the ordinary course of business of the Master Servicer, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Master Servicer pursuant to this Agreement and the Sale Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

               (x) The origination, acquisition and collection practices used by the Master Servicer and, to the best knowledge of the Master Servicer, by the originator of the Mortgage Loan, with respect to each Mortgage Note and Mortgage, have been in all material respects legal and proper and, with respect to collection practices, customary in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Master Servicer collects, to the extent such payments are in the possession of, or under the control of, the Master Servicer, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due the Master Servicer have been capitalized under any Mortgage or the related Mortgage Note;

               (xi) No selection procedure believed by the Master Servicer to be adverse to the interests of Certificateholders was used in selecting the Mortgage Loans for inclusion in the Trust Fund;

               (xii) No statement, report or other document furnished or to be furnished on or before the Closing Date by the Master Servicer pursuant to this Agreement or the Sale Agreement or in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

               (xiii) The information supplied to the Company with respect to the Mortgage Loans, the Master Servicer and the Master Servicer's loan servicing portfolio, including, but not limited to, the information contained in the Prospectus Supplement relating to the offering of the Class A Certificates relating to the Mortgage Loans and the Master Servicer, particularly the information under the caption "The Mortgage Pool", is true and correct in all material respects and does not omit to state a material fact necessary to make such information, in light of the circumstances under which given, not misleading; and

               (xiv) The Master Servicer will treat the sale of the Mortgage Loans to the Company as a sale for federal income tax (to the extent appropriate), reporting and accounting purposes.

          (b) With respect to each Mortgage Loan as of the Closing Date in the case of the Initial Mortgage Loans and the related Subsequent Transfer Date in the case of the Subsequent Mortgage Loans (unless another date is specified):

               (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects;

               (ii) (A) As of the Cut-off Date ( or the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan), (1) the Mortgage Loan is not delinquent in payment by one or more Monthly Payments and the Mortgage Loan has not been dishonored and (2) the Mortgage Loan has never been delinquent in payment by two or more Monthly Payments and has not more than once during the twelve months preceding the Cut-off Date (the Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan) been delinquent in payment by more than one Monthly Payment and (B) except as permitted in clause (A)(1) above, there are no material defaults under the terms of the Mortgage Loan and the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

               (iii) To the best of the Master Servicer's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

               (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

               (v) The Mortgagor has not asserted that the Mortgage Note and the Mortgage are subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of the Master Servicer's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person other than the obligor with respect thereto;

               (vi) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customarily included in extended coverage in the area where the Mortgaged Property is located, pursuant to Standard Hazard Policies conforming to the requirements of Section 5.16. To the best knowledge of the Master Servicer, all such Standard Hazard Policies are in effect. On the date of origination such Standard Hazard Policies contained a standard mortgagee clause naming the Master Servicer or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Master Servicer, such clause is still in effect and, to the best of the Master Servicer's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, such Mortgaged Property is covered by flood insurance. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

               (vii) At the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Master Servicer as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

               (viii) The Mortgage has not been satisfied as of the Cut-off Date (or the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan), cancelled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Master Servicer's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

               (ix) Ownership of the Mortgaged Property is held in fee simple (except for Mortgage Loans as to which the related land is held in a leasehold which extends at least five years beyond the maturity date of the Mortgage Loan). Except as permitted by the fourth sentence of this Subsection (ix), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all in-stallations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either
          (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not in the aggregate adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

               (x) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

               (xi) The Mortgage Note and the related Mortgage are genuine and, to the best of the Master Servicer's knowledge, each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. To the best of the Master Servicer's knowledge, all parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

               (xii) Immediately prior to the transfer and assignment to the Company, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Master Servicer had full right to transfer and sell the Mortgage Loan to the Company free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Master Servicer, any lien, claim or other interest arising by operation of law;

               (xiii) Each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (ix)(1) and (2) above) the Master Servicer, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Master Servicer is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Trustee or the assignment to the Trustee of the Master Servicer's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of the Master Servicer's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (xiv) To the best of the Master Servicer's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days; and the Master Servicer has not waived any default, breach, violation or event permitting acceleration;

               (xv) To the best of the Master Servicer's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of the Master Servicer's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

               (xvi) To the best of the Master Servicer's knowledge, all improvements subject to the Mortgage lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

               (xvii) Each Mortgage Loan (except for the Mortgage Loans referred to in the next sentence) was originated by, or closed in the name of and funded by, the Master Servicer, and at the time of each such origination the Master Servicer was a mortgagee approved by the Secretary of Housing and Urban Development (the "HUD Secretary") pursuant to Sections 203 and 211 of the National Housing Act. Fifty-five (55) Initial Mortgage Loans, having an aggregate Cut-off Date Principal Balance of $31,596,908, are Correspondent Mortgage Loans. Initial Mortgage Loans and any Subsequent Mortgage Loans which are Correspondent Mortgage Loans were originated in the name of a Correspondent Lender which was a mortgagee approved by the HUD Secretary pursuant to Sections 203 and 211 of the National Housing Act. As more fully described in the Prospectus Supplement dated November 25, 1997 relating to the Class A Certificates, each Mortgage Loan was underwritten in accordance with the Master Servicer's underwriting guidelines in effect at the time of origination. Each Mortgage Loan is an adjustable rate conventional mortgage loan. Each Mortgage Loan bears interest at a rate adjusted monthly or semiannually on the relevant Interest Adjustment Date to a rate (rounded to the nearest 1/8th of 1% or 1/16th of 1%) equal to the applicable Margin stated therein and shown on the Mortgage Loan Schedule plus the Index most recently published as of the date 25 days (in the case of a monthly adjustable Mortgage Loan) or 45 days (in the case of a semiannually adjustable Mortgage
          Loan) before the related Interest Adjustment Date, subject to its Maximum Mortgage Rate. There is no minimum mortgage rate applicable to a Mortgage Loan. No Mortgage Loan is subject to a periodic interest rate cap (exclusive of the effect of usury or similar laws). Each Mortgage Note is payable in scheduled monthly installments, with interest payable in arrears. The Monthly Payment on each Mortgage Loan is adjusted monthly or semiannually on the relevant Payment Adjustment Date so that the monthly payment is sufficient, during the first ten years of the term of the Mortgage Loan, to pay only the interest due thereon and, thereafter, to fully amortize, without balloon payments, the then outstanding principal balance over its remaining term to stated maturity and to pay interest at the related Mortgage Rate in effect on such Payment Adjustment Date; provided that if a Convertible Mortgage Loan is converted to a fixed rate, its Monthly Payment is adjusted to a level payment that will fully amortize such Mortgage
          Loan through its original maturity date.   Convertible Mortgage
          Loans and Index Convertible Mortgage Loans may be converted to a new Index and Margin in accordance with the terms of the related Mortgage Note. The Mortgage contains the usual and customary provision of the Master Servicer at the time of origination for the acceleration of the payment of the unpaid Principal Balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

               (xviii) The Mortgaged Property at origination or acquisition was and, to the best of the Master Servicer's knowledge, currently is free of material damage and waste and in good repair and at origination there was, and to the best of the Master Servicer's knowledge there currently is, no proceeding pending for the total or partial condemnation thereof;

               (xix) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Master Servicer has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (xx) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

               (xxi) With respect to each Mortgage Loan, there is an appraisal on a FNMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the Master Servicer or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan;

               (xxii) The Master Servicer has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgager's credit standing that can reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

               (xxiii) Each Mortgage Loan has a Loan-to-Value Ratio that is not greater than 125%, and has not been significantly modified within the meaning of Treasury Regulation Section 1.860G-2(h);

               (xxiv) The Initial Mortgage Loans were originated from August 1996 through October 1997. At origination all Initial Mortgage Loans had a term to stated maturity of 25 years;

               (xxv) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

               (xxvi) Before giving effect to any exercise of the option in an Index Convertible Mortgage Loan or a Convertible Mortgage Loan to convert to a new Index, the Margins on the Initial Mortgage Loans (A) in the case of the Prime Index Mortgage Loans, generally range from -0.125% to 0.750% (B) in the case of the Six-Month LIBOR Index Mortgage Loans, generally range from 0.750% to 2.875%, (C) in the case of One-Month LIBOR Index Mortgage Loans, generally range from 1.000% to 2.750%, and (D) in the case of Treasury Index Mortgage Loans, generally range from 2.000% to 3.000%;

               (xxvii) No more than 4.2% of the Initial Mortgage Loans, by Cut-off Date Principal Balances, are, as of the Cut-off Date, secured by Mortgaged Properties located in the same zip code area;

               (xxviii) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or a two- to four-family residence erected thereon, or an individual condominium unit in a condominium, or an individual unit in a planned unit development project or in a de minimis planned unit development, or the Mortgage Loan is secured by a security interest in cooperative shares and a lease or other arrangement in respect of a cooperative apartment. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land. If the Mortgage Loan was originated in the Mortgage Loan Seller's construction to permanent financing program, construction of the related dwelling residence is complete;

               (xxix) Based on representations of the related mortgagors, approximately 83.4% of the Initial Mortgage Loans (measured by aggregate Principal Balance) represent loans for primary residences, 12.8% represent loans for secondary vacation residences and 3.8% represent loans for investment properties;

               (xxx) The Mortgage Rates borne by the Initial Mortgage Loans as of the Cut-off Date ranged from 6.625% per annum to 9.25% per annum;

               (xxxi) The original principal balances of the Initial Mortgage Loans ranged from $19,875 to $7,750,000. The maximum outstanding principal balance of any Initial Mortgage Loan as of the Cut-off Date was $7,750,000

               (xxxii) No more than 30.5% of the Initial Mortgage Loans by Principal Balance as of the Cut-off Date are Additional Collateral Mortgage Loans; and as of the Cut-off Date (or the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan) each such Additional Collateral Mortgage Loan had the benefit of Additional Collateral at least equal to the Original Additional Collateral Requirement for such Mortgage Loan; and

               (xxxiii) Except in the case of less than 1.5% of the Initial Mortgage Loans (by Cut-off Date Principal Balance), which were originated with limited income documentation, no Initial Mortgage Loan was originated or acquired in accordance with the terms of a limited documentation program.

     The Company, as assignee of the Master Servicer under this Agreement and the Sale Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders, the Certificate Insurer and the Surety all of its right, title and interest in respect of the Sale Agreement insofar as such Agreements relate to the representations and warranties set forth in this
Section 3.01.

     The representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Custodian on behalf of the Trustee. With respect to the representations and warranties described in this Section which are made to the best of the Master Servicer's knowledge, if it is discovered by any of the Company, the Master Servicer, the Certificate Insurer, the Surety or the Trustee that the substance of such representation and warranty is inaccurate, then notwithstanding the Master Servicer's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by either the Company, the Master Servicer, the Certificate Insurer, the Surety or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of a Mortgage Loan or the interest of the Certificate-holders (or which materially and adversely affects the interests of the Certificateholders, the Certificate Insurer or the Surety in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties and to the Certificate Insurer and the Surety. The Company shall promptly (and in any event within no more than five Business Days) request that the Master Servicer cure such breach. The Master Servicer shall within 90 days from the date the Master Servicer was notified of or otherwise discovers such breach cure such breach in all material respects, substitute a Mortgage Loan pursuant to the provisions of
Section 3.02 or purchase such Mortgage Loan from the Trustee at the Purchase Price. The Company shall send a copy of such notice to the Trustee, the Certificate Insurer and to the Surety. The Purchase Price for the purchased Mortgage Loan shall be deposited by the Master Servicer in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit in the form of an Officer's Certificate signed by a Servicing Officer, the Trustee shall promptly authorize the Custodian, upon its receipt of a request for release of documents from the Master Servicer, to release to the Master Servicer the related Mortgage File and execute and deliver such endorsements, instruments of transfer or assignment, without recourse, as shall be necessary to vest in the Master Servicer or its designee, any interest of the Trustee in any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Master Servicer to purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, the Certificate Insurer or the Surety.

     Section 3.02.  Option to Substitute.  Subject to Section 5.28(b), if
                    --------------------
the Master Servicer is required to repurchase any Mortgage Loan pursuant to
Section 2.02 or 3.01, then within the period of time specified in each such Section, the Master Servicer may, at its option, but only during the applicable specified period, remove such deficient Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such deficient Mortgage Loan, in lieu of repurchasing such deficient Mortgage Loan. Any substitute Mortgage Loan shall (i) have a Principal Balance at the time of substitution not in excess of the Principal Balance of the deficient Mortgage Loan (the amount of any difference being deemed to be a Principal Prepayment to be credited to or deposited in the Certificate Account by the Master Servicer), (ii) have a Mortgage Rate not less than the Mortgage Rate of the deficient Mortgage Loan, and not more than one percentage point greater than the Mortgage Rate of the deficient Mortgage Loan, (iii) bear interest based on the same Index, have a Margin (assuming the Margin is subtracted from the Index to arrive at the Mortgage Rate) that is not greater than the Margin of the deficient Mortgage Loan, have a Margin (assuming the Margin is added to the Index) that is not less than the Margin of the deficient Mortgage Loan and have the same frequency for adjustment of the Mortgage Rate and Monthly Payment, (iv) have a remaining maturity not later than, and not more than one year earlier than, the remaining maturity of the deficient Mortgage Loan, (v) be, in the reasonable determination of the Master Servicer, of the same type, quality and character as the deficient Mortgage Loan as if the breach had not occurred, (vi) have a Loan-to-Value Ratio not more than that of the deficient Mortgage Loan, (vii) be in compliance with the representations and warranties contained in Section 3.01 as of the date of substitution (including the representation and warranties in Section 3.01(b)) and (viii) not be an Additional Collateral Mortgage Loan unless the deficient Mortgage Loan is an Additional Collateral Mortgage Loan. If the Principal Balance of the substitute Mortgage Loan is less than the Principal Balance of the deficient Mortgage Loan, the Master Servicer shall deposit such differential amount in the Certificate Account, which amount shall be deemed to be a Principal Prepayment. Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not substitute a mortgage loan for a deficient Mortgage Loan at any time after two years after the Closing Date.

     The Master Servicer shall amend the Mortgage Loan Schedule to reflect the withdrawal of the deficient Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Master Servicer shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 3.01 as of the date of such substitution and to have represented and warranted that such substitute Mortgage Loan satisfies the requirements of this Section 3.02.

     Section 3.03.  Representation and Warranty of the Company.  The
                    ------------------------------------------
Company represents and warrants that it has transferred to the Trustee (for inclusion in the Trust Fund) each Mortgage Loan free of any liens, claims, charges or other encumbrances created by the Company and there has been no other sale or assignment thereof by the Company.

     Section 3.04.  Index Convertible Mortgage Loans and Convertible
                    ------------------------------------------------
Mortgage Loans; Certain Procedures and Purchases. (a)  The Master Servicer
------------------------------------------------
shall determine the fixed interest rates or new Index and Margin, as applicable, into which Mortgagors under Index Convertible Mortgage Loans and Convertible Mortgage Loans may convert the adjustable interest rates on their Mortgage Notes in accordance with the terms thereof. The Master Servicer agrees to make such determinations and otherwise administer the program contemplated in the Mortgage Notes for the Index Convertible Mortgage Loans until the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to new Indices and related Margins. The Master Servicer agrees to make such determinations and otherwise administer the program contemplated in the Mortgage Notes for the Convertible Mortgage Loans until the later to occur of (i) the date on which all the Convertible Mortgage Loans have become fixed rate Mortgage Loans and (ii) the last date on which Mortgagors have the option to convert the adjustable interest rates on their Mortgage Notes to fixed interest rates or new Indices and related Margins. In addition, the Master Servicer agrees to comply with the provisions of the Mortgage Notes to service the Index Convertible Mortgage Loans and the Convertible Mortgage Loans in accordance with the terms of the related Mortgage Notes.

          (b) Upon receiving notice of the conversion of any Convertible Mortgage Loan to a fixed interest rate, the Master Servicer will promptly notify the Trustee (if it holds the related Mortgage File) or the Custodian. Subject to Section 3.04(f), prior to the day on which a Convertible Mortgage Loan has become a fixed rate Mortgage Loan, the Master Servicer shall be obligated to purchase such Converting Mortgage Loan at the Conversion Price. All amounts paid by the Master Servicer in connection with the purchase of a Converting Mortgage Loan or Converted Mortgage Loan, as the case may be, will be deposited in the Certificate Account. The Master Servicer shall not be obligated under this Section to purchase a Mortgage Loan that converts to a different Index.

          (c) Notwithstanding that a Mortgage Loan becomes a Converting Mortgage Loan in any month, such Converting Mortgage Loan shall remain in the Trust Fund and all payments in respect thereof shall remain in the Trust Fund unless and until, if the Master Servicer is obligated to purchase such Converting Mortgage Loan, such Converting Mortgage Loan is purchased by the Master Servicer pursuant to Section 3.04(b).

          (d) In the event that any Converting Mortgage Loan is not purchased as provided in Section 3.04(b), the amount of the conversion fee, if any, paid by the Mortgagor in connection with the conversion of the adjustable rate on such Converting Mortgage Loan into a fixed rate or a different Index shall be deposited by the Master Servicer into the Certificate Account on the Business Day immediately preceding the Distribution Date on which the proceeds of the purchase of such Converting Mortgage Loan were to be distributed to Certificateholders. The obligation of the Master Servicer to deposit the amounts, if any, required by this subsection (d) shall not limit or affect any purchase under subsection (b) above.

          (e) Upon any purchase of a Converting Mortgage Loan by the Master Servicer pursuant to Section 3.04(b) and the deposit in the Certificate Account of the Conversion Price, the Master Servicer shall give the Trustee written notice thereof and, based thereon, the Trustee shall release, or cause any Custodian to release, the related
Mortgage File and convey such Mortgage Loan to the Master Servicer whereupon such purchased Converting Mortgage Loan shall cease to be part of the Trust Fund.

          (f) If a Master Servicer's duties as Master Servicer are terminated pursuant to Section 9.01, Section 8.04 or the third paragraph of
Section 8.02, then such Master Servicer shall not be obligated to purchase any Mortgage Loan that becomes a Converting Mortgage Loan after such termination. A successor Master Servicer (including, without limitation, the Trustee as a successor Master Servicer ) shall not be obligated to purchase Convertible Mortgage Loans that become Converting Mortgage Loans pursuant to
Section 3.04(b) unless, upon becoming a successor Master Servicer, such successor Master Servicer elects in its sole discretion, by giving written notice of such election to the Trustee at or about the time of its succession, to be obligated to make such purchases.

                             (End of Article III)

                                  ARTICLE IV

                               THE CERTIFICATES
                               ---------------

     Section 4.01.  The Certificates.  The Class A Certificates, Class B
                    ----------------
Certificates, Class C Certificates and Class R Certificate shall be substan-tially in the forms annexed hereto as Exhibits C, D, E and F, respectively, and shall, on original issue, be executed by the Company and authenticated by the Trustee upon the assignment to the Trustee of the documents specified in
Section 2.01, and delivered to or upon the order of the Company. The Class A and Class B Certificates shall be issuable in the minimum original dollar denominations (and integral multiples of approximately $1,000 in excess of such amount, except for one Certificate for each Class representing the balance of such Class) and aggregate original dollar denominations per Class as set forth in the following table:

                                                                             Aggregate
                                      Minimum                           Approximate Original
                                      Original                          Denominations of all
        Class                       Denomination                       Certificates of Class
        -----                       ------------                       ---------------------
          A                            $ 25,000                              $308,089,000
          B                            $500,000                              $  4,692,441


     So long as the Class A Certificates are Book-Entry Certificates, the Class A Certificates that are Book-Entry Certificates shall be evidenced by one or more certificates representing Class A Certificates in denominations acceptable to the Depository. Beneficial ownership of the Class A Certifi-cates that are Book-Entry Certificates may be held in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof. The minimum Percentage Interest for a Class C or Class R Certificate shall be 20%.

     The Certificates shall be signed by manual or facsimile signature on behalf of the Company by one of its officers. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature proper officers of the Company shall bind the Company, notwith-standing that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by an authorized officer of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     The rights of the Certificateholders to receive payments with respect to the Trust Fund in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

     Section 4.02.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------
(a) The Trustee shall cause to be kept at its Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

     (b) Subject to Section 4.02(c), upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate or Certificates of a like Class and aggregate denomination and dated the date of authentication by the Trustee.

     (c) No transfer of a Class B, Class C or Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act of 1933, as amended (the "Act"). If such a transfer is to be made in reliance upon an exemption from the Act, (i) the Trustee shall, if not otherwise directed by the Company, require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a certification, substantially in the form of Exhibit L hereto, acceptable to and in form and substance satisfactory to the Company and the Trustee setting forth the facts surrounding such transfer; provided that such Opinion of Counsel shall not be required in the case of transfers by or to Merrill Lynch, Pierce, Fenner & Smith Incorporated or an Affiliate. Such Opinion of Counsel and certification shall not be an expense of the Trustee, the Company or the Master Servicer. The Trustee, the Master Servicer and the Company may, without the consent of any Certificateholder, add provisions (which shall include a form of certificate to be attached hereto as an exhibit that must be delivered by the proposed transferee) to this Section 4.02(c) to permit transfers pursuant to Rule 144A of the Securities and Exchange Commission, in which case transfers pursuant to such provisions shall not require an Opinion of Counsel.

     (d) No transfer (exclusive of any transfer to a Depository or a securitization trustee) of a Class B, Class C or Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter (substantially in the form attached hereto as Exhibit N) from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Company, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or acquiring such Certificate with funds of such a plan (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Company or the Master Servicer, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation in addition to those undertaken in this Agreement or cause the Trustee, the Company or the Master Servicer to be a fiduciary of such Plan, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. During the Pre-Funding Period, each Certificate Owner shall be deemed to have made the representation in clause (i) of this paragraph.

     (e) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever a Certificate is so surrendered for exchange, the Company shall execute and the Trustee shall authenticate and deliver, the Certificate which the Certificateholder making the exchange is entitled to receive.
Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (f) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment by the affected Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

     (g) All Certificates surrendered for transfer and exchange shall be cancelled and retained or destroyed by the Trustee in accordance with its standard procedures.

     (h) Notwithstanding anything to the contrary contained herein, unless and until the Company shall have received an Independent Opinion of Counsel, satisfactory in form and substance to the Company, to the effect that the absence of the transfer restrictions contained in this Section 4.02(h) would not result in the imposition of federal income tax upon the Trust Fund or cause the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) to fail to qualify as two REMICs, no transfer, sale or other disposition of the Class R Certificate (including a beneficial interest therein) may be made without the express written consent to be granted in the sole discretion of the Master Servicer and the Trustee.

     (i)  As a condition to the granting of the consent referred to in
Section 4.02(h), prior to the transfer, sale or other disposition of the Class R Certificate, the Master Servicer shall require that the proposed transferee deliver to the Master Servicer and the Trustee an affidavit stating that as of the date of such transfer (i) such transferee is not and has no intention of becoming either (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under the Code and, except in the case of the Federal Home Loan Mortgage Corporation, a majority of the board of directors of which corporation is not selected by the United States, any state or political subdivision thereof), (B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of section 1381(a)(2)(C) of the Code) (any Person described in (A), (B), or (C) being referred to herein as a "Disqualified Organization"), (ii) such transferee is not acquiring such Certificates as an agent, broker, nominee, or middleman for a Disqualified Organization and (iii) such transferee is not a Non-U.S. Person. The Master Servicer and a Responsible Officer of the Trustee shall not grant the consent referred to in Section 4.02(h) if either has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of such Certificates to a Disqualified Organization or Non-U.S. Person, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization or Non-U.S. Person shall not be deemed to be a Holder of such Certificates for any purpose hereunder, including, but not limited to, the receipt of distributions on such Certificates. If any purported transfer shall be in violation of the provisions of Section 4.02(h), then the prior Holder of such Certificates shall, upon discovery that the transfer of such Certificates was not in fact permitted in Section 4.02(h), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Certificates. The Trustee and the Master Servicer shall be under no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by Section 4.02(h) or for making payments due on any such Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was registered under the written certification of the Master Servicer as described in Section 4.02(h). The prior Holder shall be entitled to recover from any purported Holder of any such Certificate that was in fact not a permitted transferee under Section 4.02(h) at the time it became a Holder all payments made on such Certificate; provided that neither the Master Servicer nor the Trustee shall be responsible for such recovery. Each such Certificateholder, by the acceptance of a Class R Certificate, shall be deemed for all purposes to have consented to the provisions of Section 4.02(h) and to any amendment of this Agreement deemed necessary by counsel of the Master Servicer, as evidenced by an Opinion of Counsel, to ensure that either such Certificate is not transferred to a Disqualified Organization or Non-U.S. Person and that any transfer of such Certificate will not cause the imposition of a tax upon the Trust Fund or cause the Trust Fund (exclusive of the Mortgage 100(Service
Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) to fail to qualify as two REMICs. The restrictions on transfer of either such Certificate will cease to apply and be void upon receipt by the Trustee of the Opinion of Counsel as described in Section 4.02(h) or shall be modified as indicated in such Opinion of Counsel. If any Person that is not permitted to acquire any beneficial interest in a Class R Certificate under this Section 4.02(i) acquires any beneficial interest in a Class R Certificate in violation of the restrictions in this Section 4.02(i), then the Trustee, based on information provided to it by the Master Servicer, will provide to the Internal Revenue Service, and to the persons specified in
Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations.

     (j) Notice of the transfer of any Class B or Class C Certificate shall be given to the Rating Agency by the Trustee.

     (k) Except as provided in paragraph (l) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of registration of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class A Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (l) If (x)(i) the Depository or the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 50% of the principal balance of the Class A Certificates and the Certificate Insurer and the Surety together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of such Certificate Owners and the Certificate Insurer and the Surety, as applicable, the Trustee shall notify all Certificate Owners of such Class, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A Certificates (the "Definitive Certificates"), as
applicable, to Certificate Owners     -----------------------
requesting the same. Upon surrender to the Trustee of the Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all applicable references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. In addition, the Class A Certificates shall be in the form of Definitive Certificates up to the time the Class A Certificates are transferred to public investors.

     Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                    -------------------------------------------------
(a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement.

     Section 4.04.  Persons Deemed Owners.  The Company, the Master
                    ---------------------
Servicer, the Certificate Insurer, the Surety and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the distributions to the Certificateholders of such Class are entitled, for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee shall be affected by notice to the contrary.

     Section 4.05.  Appointment of Paying Agent.  The Master Servicer may
                    ---------------------------
appoint a Paying Agent hereunder. In the event of any such appointment, no later than 12:00 noon New York City time, on the Business Day preceding each Distribution Date, the Master Servicer shall withdraw from the Certificate Account and transfer to the Paying Agent for deposit in the Distribution Account a sum which, together with other amounts deposited in the Distribution Account, will be sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section
6.01. The Master Servicer shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein and shall be liable to the Trustee, the Certificateholders and the Surety for failure of the Paying Agent to perform such obligations. The Master Servicer designates Bankers Trust Company of California, N.A. as the initial Paying Agent. The Master Servicer shall notify each Rating Agency, the Certificate Insurer and the Surety of any appointment of an additional or successor Paying Agent.

     The Master Servicer shall cause each Paying Agent other than itself or the Trustee to execute and deliver to the Master Servicer an instrument in which such Paying Agent shall agree with the Master Servicer that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Trustee on behalf of the Certificateholders (or the Certificate Insurer and the Surety) entitled thereto until such sums shall be paid to such Certificateholders (or the Certificate Insurer and the Surety).

                             (End of Article IV)

                                  ARTICLE V

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
               ----------------------------------------------

     Section 5.01.  Master Servicer to Service Mortgage Loans.  (a)   The
                    -----------------------------------------
Master Servicer shall service and administer the Mortgage Loans in accordance with its customary and prudent servicing procedures for residential mortgage loans. The Master Servicer shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 5.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Sub-Servicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders, the Trustee, the Certificate Insurer and the Surety or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. At the written request of the Master Servicer, the Trustee shall execute any limited powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans and the Trustee shall not be liable for the Master Servicer's or any Sub-Servicer's application thereof and shall be indemnified by the Master Servicer for its use of such powers of attorney.

     In connection with the servicing and administration of the Mortgage Loans, the Master Servicer may at the request of a Mortgagor or at its own initiative agree to modify the Mortgage Note or Mortgage relating to the Mortgage Loan of such Mortgagor or, subject to the provisions of this Agreement, waive compliance by the Mortgagor with any provision of such Mortgage Note or Mortgage, provided, however, that any such modification or waiver shall not (i) extend the scheduled maturity date of, modify the Mortgage Rate payable under (except as required by law or as contemplated by the Mortgage Note), or constitute a cancellation or discharge of the outstanding principal balance of, such Mortgage Loan, (ii) be inconsistent with the Master Servicer's then current practice respecting comparable mortgage loans held in its own portfolio, or (iii) materially and adversely affect the security afforded by the Mortgaged Property (any modification, waiver or change of the nature described in Section 5.07 being deemed not to violate clause (i) or clause (iii) above).

     The foregoing clauses (i) and (iii) in the preceding paragraph are subject to the proviso that the Master Servicer may agree to changes to the terms of a Mortgage Note or Mortgage which would otherwise be violative thereof if (i) the Master Servicer has determined that such changes are necessary to avoid prepayment of the related Mortgage Loan or to accommodate the request of a Mortgagor to extend the scheduled maturity date of the related Mortgage Loan beyond the period of the original term to maturity and such changes are consistent with prudent business practice as evidenced by a certificate signed by a Servicing Officer to such effect, (ii) the Master Servicer shall purchase the related Mortgage Loan for the Purchase Price on the Determination Date immediately following the Due Period during which such changes were made and deposit such Purchase Price in the Certificate Account on or prior to such Determination Date and (iii) such changes and subsequent purchase will not affect the status of the Trust Fund (exclusive of the Mortgage 100(Service
Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs as evidenced by an Opinion of Counsel (provided at the expense of the Master Servicer) to such effect delivered to the Trustee; provided, however, that the purchase of the related Mortgage Loan pursuant to the foregoing clause (ii) shall occur on the second Business Day following the date on which such changes were made if the short-term credit rating of the Merrill Lynch & Co. Inc. (or its successor interest) is downgraded below A-1/P-1. Any such repurchase shall be accomplished in the same manner and subject to the same conditions set forth in Section 2.02. Upon making any such repurchase the Servicer shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in
Section 2.02.

     Nothing herein shall be deemed to constitute a joint venture or partnership between the Master Servicer and the Trustee.

     All Servicing Advances made by the Master Servicer in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such Servicing Advances shall be recoverable by the Master Servicer to the extent permitted by Sections 5.09 and 5.23.

     (b) Notwithstanding anything to the contrary in this Agreement (including without limitation the termination of the servicing rights and/or obligations of any Master Servicer under Article IX), MLCC shall service and administer in accordance with this Agreement each Mortgage 100(Service Mark) Pledge Agreement, Parent Power(Registered Trademark) Guaranty and Securities Agreement for Securities Account and Parent Power(Registered Trademark) Guaranty Agreement for Real Estate (collectively, "Additional Collateral Agreements") at the direction of the Master Servicer if MLCC is no longer the Master Servicer; provided, however, that only MLCC shall service and administer the related securities accounts, lines of credit, mortgages and guarantors with respect to Additional Collateral Agreements.

     Section 5.02.  Sub-Servicing Agreements Between Master Servicer and
                    ----------------------------------------------------
Sub-Servicers; Enforcement of Sub-Servicer's Obligations.  (a)  The Master
--------------------------------------------------------
Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of all or part of the Mortgage Loans if the Master Servicer delivers to the Trustee an Officer's Certificate of the Company, the Certificate Insurer and the Surety consenting to the appointment of the
Sub-Servicer and the entering into of the Sub-Servicing Agreement and a written confirmation from each Rating Agency to the effect that entering into such Sub-Servicing Agreement would not result in the reduction or withdrawal of the then current ratings of the Class A Certificates. The Master Servicer shall deliver a copy of any such Sub-Servicing Agreement to each Rating Agency. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer. Each Sub-- Servicing Agreement will be based upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Sub-Servicer have agreed. The Master Servicer shall notify the Trustee, the Certificate Insurer and the Surety in writing promptly upon the appointment of any Sub-Servicer. For purposes of this Agreement, the receipt by the Sub-Servicer of any amount with respect to a Mortgage Loan (other than amounts representing servicing compensation or reimbursement for an advance) shall be treated as the receipt by the Master Servicer of such amount.

     (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders, the Certificate Insurer and the Surety, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements as appropriate, and the pursuit of other remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

     Section 5.03.  Successor Sub-Servicers.  The Master Servicer shall be
                    -----------------------
entitled to terminate any Sub-Servicing Agreement that may exist in accordance with the terms and conditions of such Sub-Servicing Agreement and without any limitation by virtue of this Agreement. Each Sub-Servicing Agreement shall contain provisions that provide that a successor Master Servicer shall have the option to terminate such agreement without cause or penalty upon its succession as Master Servicer.

     Section 5.04.  Liability of the Master Servicer.  Notwithstanding any
                    --------------------------------
Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Certificate-holders, the Certificate Insurer and the Surety for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer or the Mortgage Loan Seller and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 5.05.  No Contractual Relationship Between Sub- Servicer and
                    -----------------------------------------------------
Trustee, the Certificateholders, the Certificate Insurer or the Surety.
----------------------------------------------------------------------
Any Sub-Servicing Agreement that may be entered into and other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Trustee, the Certificateholders, the Certificate Insurer and the Surety shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer.

     Section 5.06.  (Reserved)

     Section 5.07.  Collection of Mortgage Loan Payments.  Continuously
                    ------------------------------------
from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer will proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to comparable mortgage loans held in its own portfolio; provided, however, that the Master Servicer may not waive any increase in the Mortgage Rate permitted by the terms of any Mortgage Note (unless such increase is not permitted by applicable law). Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any assumption fee, late payment charge or other charge in connection with a Mortgage Loan and (ii) if the Mortgagor is in default or about to be in default because of the Mortgagor's financial condition, arrange a schedule, running for no more than 180 days after the Due Date for the initial delinquent installment on the related Mortgage Note, for the liquidation of delinquent items. The foregoing clause
(ii) is subject to the proviso that the Master Servicer may in its discretion arrange with the Mortgagor a schedule for the payment of interest and principal due and unpaid for a period that exceeds 180 days if such arrangement is determined by the Master Servicer to be reasonable and consistent with its then current practices respecting comparable mortgage loans held in its own portfolio, including but not limited to its practices regarding mortgage loans secured by mortgage properties located in federally designated disaster areas. Any such arrangements shall not diminish or otherwise affect the Master Servicer's obligation to make Advances pursuant to Section 6.03.

     At its sole discretion, the Master Servicer may, but shall not be obligated to, purchase a Seriously Delinquent Mortgage Loan at its Purchase Price. For purposes of this
Agreement, any Seriously Delinquent Mortgage Loan so purchased by the Master Servicer shall be deemed to be a Liquidated Mortgage Loan that became liquidated at the time of such purchase, and the Purchase Price paid by the Master Servicer shall be treated in the same manner as Liquidation Proceeds. The Master Servicer shall deposit such purchase price in the Certificate Account at the time of such purchase and shall be entitled to receive an instrument of assignment or transfer from the Trustee in the same manner as provided in Section 2.02.

     Section 5.08.  Establishment of Certificate Account; Deposits in
                    -------------------------------------------------
Certificate Account.  With respect to all of the Mortgage Loans, the
-------------------
Master Servicer shall establish and maintain a Certificate Account (the "Certificate Account") which is an Eligible Account, titled "Merrill Lynch
 -------------------
Credit Corporation, as Master Servicer, in trust for Bankers Trust Company of California, N.A., as Trustee, for the benefit of registered holders of MLCC Mortgage Investors, Inc., Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B"; provided, however, that if the Certificate Account is opened under a different name, the Master Servicer shall, within 90 days after the Closing Date, cause the Certificate Account to be re-titled under the aforementioned name; and provided further, that if (x) the long-term unsecured debt of Merrill Lynch & Co., Inc. is rated by Moody's, and is at any time rated by Moody's below A3 or (y) if such debt is rated by Standard & Poor's, and is at any time rated by Standard & Poor's below A-, the Certificate Account shall thereafter be maintained by the Trustee and such account shall at such time be titled "Bankers Trust Company of California, N.A., as trustee for the benefit of the holders of MLCC Mortgage Investors, Inc., Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B". Such Certificate Account shall be established with the Trustee or a commercial bank, a mutual savings bank, or a savings and loan association. At such time as either MLCC or the Trustee obtains actual knowledge of such change in the rating of such debt, the party obtaining such knowledge shall promptly give written notice of such event to the other party and to the Certificate Insurer and the Surety; provided, however, that the foregoing notice requirement shall be deemed to be satisfied by the notice provided pursuant to the fifth paragraph in Section 2.01 and vice versa. The Master Servicer may invest, or cause the institution maintaining the Certificate Account to invest, moneys in the Certificate Account in Eligible Investments, which shall mature not later than the Business Day next preceding the Distr-ibution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity. The proceeds of the sale or other disposition of all Eligible Investments shall be deposited in the Certificate Account. All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The Master Servicer shall be entitled to retain any net interest paid on funds deposited in the Certificate Account other than the interest on any funds required by applicable law to be paid to a Mortgagor, and, to the extent required by applicable law, the Master Servicer shall pay, without reimbursement from the Certificate Account, interest on such funds to the Mortgagor notwithstanding that the
Certificate Account is non-interest bearing or that interest paid thereon is insufficient for such purposes. The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Distribution Account by the Master Servicer out of its own funds immediately as realized, without reimbursement from the Certificate Account; provided, however, that if the Trustee becomes Master Servicer, the Trustee shall not be required to deposit the amount of any loss incurred prior to its becoming Master Servicer. The creation of the Certificate Account shall be evidenced by a certification in the form of Exhibit H. A copy of such certification shall be furnished to the Trustee.

     The Master Servicer shall deposit or cause to be deposited in the Certificate Account on a daily basis, no later than the later of the Closing Date and one Business Day after the receipt thereof, and retain therein:

          (i) All payments received which were due after the Cut-off Date with respect to the Initial Mortgage Loans and the Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans, and all Principal Prepayments collected after the Cut-off Date or Subsequent Cut-off Date, as applicable;

          (ii) All payments received on account of interest which are due after the Cut-off Date with respect to the Initial Mortgage Loans and the Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans net of the related Servicing Fee and Correspondent Trailing Premium, if any;

          (iii)  Net Liquidation Proceeds;

          (iv) All Insurance Proceeds received by the Master Servicer under any title, hazard or other insurance policy, including amounts required to be deposited pursuant to Sections 5.16 and 5.20, other than proceeds to be held in the Escrow Account or applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or otherwise applied or held as required by applicable law;

          (v) All awards or settlements in respect of condemnation proceedings affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

          (vi)  All Repurchase Proceeds;

          (vii) All amounts representing revenues under the insurance provided pursuant to Section 5.19 to the extent of any losses borne by any Certificateholder;

          (viii) All revenues from any Mortgaged Property acquired by the Master Servicer by foreclosure or deed in lieu of foreclosure net of any Servicing Advances with respect to such Mortgaged Property; and

          (ix) Any other amounts required to be deposited therein pursuant to this Agreement.

The foregoing requirements for deposit in the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment fees, late payment charges and assumption fees need not be deposited by the Master Servicer in the Certificate Account and may be retained by the Master Servicer as additional servicing compensation. The Master Servicer shall maintain or cause to be maintained accounting records on a loan-by-loan basis with respect to the Certificate Account.

     The Master Servicer shall give notice to the Trustee, the Company, each Rating Agency, the Certificate Insurer and the Surety of any change in the Certificate Account, prior to the use thereof.

     Section 5.09.  Permitted Withdrawals from the Certificate Account.
                    --------------------------------------------------
The Master Servicer may, from time to time, withdraw funds from the Certificate Account for the following purposes:

          (i) to make payments to Certificateholders, the Certificate Insurer or the Surety in the amounts and in the manner provided for in
     Section 6.01, or if applicable, to transfer moneys to the Distribution Account maintained by the Paying Agent in accordance with Sections 4.05 and 6.01;

          (ii) to reimburse itself and the Trustee for Advances made pursuant to Section 6.03 (including amounts to reimburse the related Sub-Servicer for advances made pursuant to the applicable Sub-Servicing Agreement), the Master Servicer's, the Sub-Servicer's and the Trustee's right to receive reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loans which represent Late Collections (net of the Servicing Fee) with respect to those particular Mortgage Loans;

          (iii) to reimburse itself for unpaid Servicing Fees and unreimbursed Servicing Advances, to pay the related Sub-Servicer any portion of unpaid Servicing Fees and unreimbursed Servicing Advances, the Master Servicer's right to reimburse itself or make payments to the Sub-Servicers pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Insurance Proceeds, and condemnation awards;

          (iv) to reimburse itself (or the related Sub-Servicer) or the Company for expenses incurred by and recoverable by or reimbursable to it pursuant to Section 5.01, 5.16, 5.21 or 8.03 or to the Company pursuant to Section 8.03 (provided that reimbursements pursuant to Section 8.03 shall be made only out of funds that would otherwise be distributable to the Class C and Class R Certificateholders);

          (v) to reimburse itself (or the related Sub-Servicer) and the Trustee for any Nonrecoverable Advances;

          (vi) to pay to itself (or the related Sub-Servicer) any net income earned on the investment of funds deposited in the Certificate Account; and

          (vii) to make payments to itself or others pursuant to any provision of this Agreement, and to clear and terminate the Certificate Account upon the termination of this Agreement.

     Section 5.10.  Establishment of Escrow Account; Deposits in Escrow
                    ---------------------------------------------------
Account.  With respect to those Mortgage Loans on which the Master
-------
Servicer or any Sub-Servicer collects Escrow Payments, the Master Servicer shall, and shall cause any Sub-Servicer to, segregate and hold all funds collected and received pursuant to each such Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Such Escrow Account(s) shall be established with a commercial bank, a mutual savings bank, or a savings and loan association, the deposits of which are insured by the FDIC, in a manner which shall provide maximum available insurance thereunder and which may be drawn on by the Master Servicer. Subject to compliance with applicable law, one Escrow Account may relate to multiple Mortgage Loans and other mortgage loans serviced by the Master Servicer. The Master Servicer shall give notice to the Trustee of the location of any Escrow Account, and of any change thereof, prior to the use thereof.

     The Master Servicer shall deposit, or cause to be deposited, in any Escrow Account(s) on a daily basis, and retain therein, all Escrow Payments collected on account of any Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement. The Master Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as are set forth in Section 5.11. The Master Servicer or the Sub-Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account(s) by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagors and, to the extent required by law, the Master Servicer shall pay interest on escrowed funds to the Mortgagors notwithstanding that the Escrow Account(s) may be non-interest-bearing or that interest paid thereon may be insufficient for such purposes.

     Section 5.11.  Permitted Withdrawals from Escrow Account.
                    -----------------------------------------
Withdrawals from any Escrow Account or Accounts may be made by the Master Servicer only (i) to effect timely payments of ground rents, taxes, assessments, water rates, or other items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Master Servicer for any Servicing Advance made by the Master Servicer, with respect to an Escrow Payment for a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (iv) for transfer to the Certificate Account in accordance with the terms of the related Mortgage Loan, (v) for application to restoration or repair of the property subject to the Mortgage, (vi) to pay to the Master Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 5.12.  Payment of Taxes, Insurance and Other Charges.  (a)
                    ---------------------------------------------
With respect to each Mortgage Loan, the Master Servicer shall maintain, or cause to be maintained, accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and shall effect payment thereof to ensure the lien of the Mortgage remains in full force and effect by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event the Master Servicer does not or is prohibited by law from enforcing the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, the Master Servicer shall ensure that all ground rents, taxes, assessments, water rates and any other charges which are or may become a lien upon the Mortgaged Property are paid and the lien of the Mortgage remains in full force and effect, and shall advance its own funds, if necessary, to effect payment of the same, subject to Section 5.21.

          (b) With respect to each Mortgage Loan, the Master Servicer shall maintain or cause to be maintained accurate records reflecting the status of Standard Hazard Policy premiums, and shall effect payment thereof by applying deposits of the Mortgagor in the Escrow Account, where such an account is maintained in connection with a Mortgage Loan, to the extent permitted under the terms of the Mortgage and applicable law. In the event the Master Servicer does not or is prohibited by law from enforcing the escrow requirements under a Mortgage and does not require a Mortgagor to make deposits into the Escrow Account, the Master Servicer shall ensure that at all times each Mortgaged Property affected thereby is insured by hazard insurance to the extent required under Section 5.16, and shall advance its own funds to effect payment of the same, if necessary, in accordance with Section 5.16.

     Section 5.13.  Transfer of Accounts.  The Master Servicer may
                    --------------------
transfer the Certificate Account or Escrow Account to a different depository institution from time to time. Such transfer shall be made by the Master Servicer only upon obtaining the consent of the Trustee, the Certificate Insurer and the Surety, which consent shall not be unreasonably withheld.

     Section 5.14.  Establishment of Pre-Funding Account; Permitted
                    -----------------------------------------------
Withdrawals.  (a)  No later than the Closing Date, the Trustee will
-----------
establish and thereafter maintain for the benefit of the Certificateholders and the Certificate Insurer a segregated trust account (the "Pre-Funding Account") which shall be an Eligible Account. On the Closing Date, the Company shall remit or cause to remit to the Trustee from the proceeds of the sale of the Class A Certificates, and the Trustee shall deposit, the Original Pre-Funded Amount in the Pre-Funding Account. Any investment earnings on the Pre-Funding Account shall be taxable to the Company. The Pre-Funding Account (including the funds therein and Pre-Funding Earnings) shall not be an asset of the two REMICs.

     (b) On the Business Day preceding each Pre-Funding Distribution Date, the Trustee shall withdraw from the Pre-Funding Account any Pre-Funding Earnings on the amounts on deposit therein and deposit such Pre-Funding Earnings into the Distribution Account. In addition, if such investments in the Pre-Funding Account will not mature prior to the First Distribution Date, the Master Servicer shall deposit into the Distribution Account an amount equal to the Pre-Funding Earnings accrued (but not realized) from the Closing Date, to but not including the First Distribution Date, which amount shall be transferred for the benefit of the Master Servicer by the Trustee from future Pre-Funding Earnings on the date of the maturity of the Eligible Investments in the Pre-Funding Account. The Trustee shall invest moneys in the Pre-Funding Account in Eligible Investments, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment, except that no investment needs to mature on or prior to the First Distribution Date, and shall not be sold or disposed of prior to its maturity. On each Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the Principal Balance of each Subsequent Mortgage Loan to be assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or at the direction of the Company. On the Business Day immediately preceding the final Pre-Funding Period Distribution Date, but in no event later than March 6, 1998, if any amounts remain in the Pre-Funding Account after the withdrawals specified above, the Trustee shall withdraw such amounts and deposit them into the Distribution Account for distribution on account of principal to the Class A Certificateholders on the final Pre-Funding Distribution Date and the Pre-Funding Account shall be closed.

     Section 5.15.  (Reserved)

     Section 5.16.  Maintenance of Standard Hazard Policies.  (a)  The
                    ---------------------------------------
Master Servicer shall cause to be maintained for each Mortgage Loan a Standard Hazard Policy with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to (A) the replacement cost of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan, whichever is less. If the Mortgaged Property is in an area identified at the time of origination in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Master Servicer will cause to be maintained a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value or (iii) the maximum amount of flood insurance which is available under the national flood insurance program. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan, fire and hazard insurance with extended coverage in an amount which is not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value of the improvements which are a part of such property, liability insurance, and, to the extent available, flood insurance in an amount as provided above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited, subject to applicable law, in the Certificate Account. It is understood and agreed that no earthquake or other additional insurance need be required by the Master Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such Standard Hazard Policies and other policies shall be endorsed with standard mortgagee clauses with loss payable to the Master Servicer or its designee. Any such Standard Hazard Policies or any other policies may be in the form of blanket policies; provided, however, that in the event of any claim arising in connection with a hazard loss the Master Servicer shall be obligated, in the case of blanket insurance policies, to deposit in the Certificate Account in accordance with Section 5.08(iv) any amount not payable under such blanket policy because of a deductible clause therein that would otherwise have been payable under an individual policy complying with the first sentence of this
Section 5.16. The Master Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Master Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable insurers with respect to the insurance coverage set forth in this Section under the laws of, and are licensed to do business in, the state wherein the property subject to the policy is located.

     (b) Any cost incurred by the Master Servicer in maintaining any of the foregoing insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs (other than the costs of maintaining a blanket Hazard Insurance Policy not attributable to a specific Mortgaged Property) shall be recoverable by the Master Servicer from the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or to the extent permitted by Section 5.09.

     Section 5.17.  (Reserved)

     Section 5.18.  (Reserved)

     Section 5.19.  Fidelity Bond and Errors and Omissions Insurance.  The
                    ------------------------------------------------
Master Servicer shall maintain, at its own expense, a blanket fidelity bond, and errors and omissions insurance policy (or, in lieu thereof, a mortgage interest insurance policy acceptable to FNMA), with broad coverage with responsible companies on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. Any such fidelity bond and errors and omissions insurance (or, in lieu thereof, a mortgage interest insurance policy acceptable to FNMA), shall protect and insure the Master Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Persons. No provision of this Section 5.19 requiring such fidelity bond and errors and omissions insurance (or, in lieu thereof, a mortgage interest insurance policy acceptable to FNMA) shall diminish or relieve the Master Servicer from its duties and obligations set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be in an amount that will permit the Master Servicer to continue to be a FNMA-qualified seller/servicer. Upon request of the Trustee, the Certificate Insurer or the Surety, the Master Servicer shall cause to be delivered to the Trustee, the Certificate Insurer or the Surety a certified true copy of such fidelity bond and insurance policy. Promptly upon receipt of any notice from the surety or the insurer that such fidelity bond or insurance policy has been terminated or materially modified, the Master Servicer shall notify the Trustee, the Certificate Insurer, the Surety and the Rating Agencies of any such termination or modification.

     Section 5.20.  Collections under Insurance Policies; Enforcement of
                    ----------------------------------------------------
Due-on-Sale Clauses; Assumption Agreements.  (a)  In connection with its
------------------------------------------
activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders, the Certificate Insurer and the Surety, claims to the insurer under any Standard Hazard Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any insur-ance policies. Pursuant to Section 5.08, the Master Servicer shall deposit Insurance Proceeds in the Certificate Account. In those cases in which a Mortgage Loan is serviced by a Sub-Servicer, the Sub-Servicer, on behalf of itself, the Master Servicer, the Trustee, the Certificateholders, the Certificate Insurer and the Surety, shall, pursuant to a Sub-Servicing Agreement, be required to present claims to the insurer under any such Standard Hazard Insurance Policy and deposit all collections thereunder initially in the Certificate Account to the extent not required or permitted to be deposited in the Escrow Account pursuant to Section 5.10.

     (b) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer may, but is not obligated to, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage consistent with its then current practices and without regard to the fact that such Mortgage Loan is in the Trust Fund rather than the Master Servicer's portfolio. Subject to the preceding sentence, the Master Servicer will exercise any such due-on-sale clause only to the extent permitted by such Mortgage Note or Mortgage, applicable law and governmental regulations and only to the extent that such enforcement will not adversely affect or jeopardize coverage under any insurance policy required by this Agreement. If the Master Servicer elects not to exercise such due on sale clause in respect of a Mortgage Loan or if it is prohibited from doing so by applicable law, the Master Servicer is authorized to take or enter into an assumption or modification agreement from or with the Person to whom such property has been or is about to be conveyed. Under an assumption or modification agreement, the original mortgagor or obligor remains liable for the payment of the Mortgage Loan unless released in writing by the Master Servicer. In connection with such assumption or modification, the Master Servicer shall follow such practice and procedures as shall be normal and usual and as it applies to mortgage loans owned solely by it.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of and conveyance by the Mortgagor of the Mortgaged Property or any assumption of a Mortgage Loan by operation of law which the Master Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever.

     (c) Subject to the Master Servicer's discretion to enforce any due-on-sale clause as set forth in Section 5.20(b), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage, the Master Servicer shall so notify the Trustee and forward to the Custodian the original of each assumption or substitution agreement, which shall be added by the Custodian to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the interest rate of the related Mortgage Note shall not be changed, and the principal amount of the Mortgage Note shall not be increased or decreased and the maturity of the Mortgage Note shall not be accelerated or extended. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement with respect to such Mortgage Loan shall be retained by the Master Servicer as additional servicing compensation.

     Section 5.21.  Income and Realization from Defaulted Mortgage Loans.
                    ----------------------------------------------------
Subject to Section 5.07, the Master Servicer shall foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.07, shall manage, conserve, protect and operate such Mortgaged Properties for the purposes of their prompt disposition and sale, and shall dispose of such Mortgaged Properties on such terms and conditions as it deems in the best interests of the Certificateholders; provided that if the Master Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Master Servicer shall not cause the Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding unless so instructed by the Certificate Insurer and the Surety. For purposes of the proviso in the preceding sentence, the Master Servicer shall not be deemed to have actual knowledge that a Mortgaged Property is affected by hazardous waste unless it shall have received written notice from a person with professional experience with hazardous waste that such waste is present on such property and such written notice has been made a part of the servicing file with respect to the related Mortgage Loan. In addition, if an Additional Collateral Mortgage Loan becomes a defaulted Mortgage Loan, the Master Servicer (or if MLCC is no longer the Master Servicer, MLCC at the direction of the Master Servicer) shall make all reasonable efforts to realize upon the related Additional Collateral, and any proceeds from the realization of such Additional Collateral, and not the Additional Collateral itself, shall be included in Liquidation Proceeds and, to the extent of related Net Liquidation Proceeds, deposited in the Certificate Account. Notwithstanding the foregoing, any proceeds from the realization of Additional Collateral shall be included in Liquidation Proceeds only when permitted by applicable state law and by the terms of the related Mortgage 100(Service Mark) Pledge Agreement or Parent Power(Registered Trademark) Agreement. The Master Servicer shall sell such property within three years from such foreclosure or conversion or such longer period as would not prevent such Mortgaged Property from constituting "foreclosure property" within the meaning of Section 860G(a)(8) of the Code. In connection with such activities, the Master Servicer shall take all actions necessary to ensure that such Mortgaged Property constitutes foreclosure property (within the meaning of Section 860G(a)(8) of the Code) including, if necessary, the hiring of independent contractors (within the meaning of Section 856(d)(3) of the Code) to render any services with respect to the property. The Master Servicer also shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, including its management of foreclosed properties for a temporary period as contemplated herein. The foregoing is subject to the provision that the Master Servicer shall not be required to expend its own funds in connection with any management, foreclosure or towards the restoration of any property unless it shall determine that such management, restoration or foreclosure will increase the Liquidation Proceeds of the Mortgage Loan to the Trust Fund after reimbursement to itself for such expenses (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to
Section 5.09). The income earned from the management of such Mortgaged Properties, net of reimbursement to the Master Servicer for expenses incurred (including any taxes) in connection with such management, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account.

     Section 5.22.  Custodian and Trustee to Cooperate; Release of
                    ----------------------------------------------
Mortgage Files.  (a)  Upon becoming aware of the payment in full of any
--------------
Mortgage Loan, the Master Servicer shall promptly deliver to the Custodian (if the Custodian holds the related Mortgage File) an Officer's Certificate (which shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 5.08 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Custodian, pursuant to the Custodial Agreement, shall promptly release the related Mortgage File to the Master Servicer and shall execute and deliver to the Master Servicer the deed of reconveyance or release or satisfaction of Mortgage or other instruments releasing the lien of the Mortgage, together with any other documents presented to it by the Master Servicer for such purposes or to evidence the cancellation of indebtedness, and the Trustee shall thereafter have no further responsibility with respect to said Mortgage File. Upon any such payment in full, the Master Servicer is authorized to procure from the trustee under the deed of trust which secured the Mortgage Note, if any, a deed of full reconveyance covering the property encumbered by such deed of trust, or, as the case may be, procure from the Trustee an instrument of satisfaction or, if the Mortgagor so requests, an assignment without recourse, which deed of reconveyance, instrument of satisfaction or assignment shall be delivered by the Master Servicer to the Person or Persons entitled thereto. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer in the form of an Officer's Certificate (a form of which is attached to the Custodial Agreement) requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the insurance policies required by this Agreement. With such certificate, the Master Servicer shall request that the Custodian release the Mortgage File, and the Custodian, pursuant to the Custodial Agreement, shall deliver the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each
Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer maintains in its servicing records for presentation to the Custodian upon request the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

     (c) Upon written request of the Master Servicer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such a pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under the insurance policies required under this Agreement or invalidate or otherwise adversely affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 5.23.  Servicing and Other Compensation.  The Master
                    --------------------------------
Servicer, as compensation for its activities hereunder, shall be entitled to receive on or prior to each Distribution Date the amounts provided for as the Servicing Fee and as reimbursement for Nonrecoverable Advances, Servicing Advances and reimbursement for Advances, all as specified by Section 5.09. The amount of compensation or reimbursement provided for shall be accounted on an aggregate basis.

     Additional servicing compensation in the form of assumption fees, prepayment fees, late payment charges or, to the extent not required to be deposited in the Certificate Account pursuant to Section 5.08, 5.20 or 5.21 or to the extent permitted to be withdrawn pursuant to Section 5.09, other amounts shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the fees and expenses of the Trustee) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 5.09 and 5.21.

     Section 5.24.  File Review Rights of the Certificate Insurer and the
                    -----------------------------------------------------
Surety.  The Certificate Insurer or the Surety shall have the right to
------
review the files of the Trustee and the
Master Servicer relating to the Certificates upon reasonable notice and during ordinary business hours.

     Section 5.25.  Annual Statement as to Compliance.  The Master
                    ---------------------------------
Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Sub-Servicer has fulfilled its obligation under its Sub-Servicing Agreement in all material respects, or if there has been a material default in the fulfillment of such obligations in any material respect, specifying such default known to such officers and the nature and status thereof. Copies of such statement shall be provided to each Rating Agency, the Certificate Insurer and the Surety. Copies of such statement shall also be provided by the Master Servicer to any Certificateholder upon request. If the Master Servicer shall fail to provide such copies and the Trustee is aware that the Master Servicer has not so provided copies, the Trustee shall provide such copies at the Master Servicer's expense if the Trustee has received such statement.

     Section 5.26.  Annual Independent Public Accountants' Servicing
                    ------------------------------------------------
Report.  On or before March 31 of each year, beginning with the first
------
March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a nationally recognized firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a report to the Company and the Trustee to the effect that all Mortgage Loans serviced by the Master Servicer under this Agreement were included in the total population that was subject to selection for testing in such firm's examination of certain documents and records and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (or such other audit or review program applicable to the Master Servicer), has disclosed no items of material noncompliance with the provisions of the Uniform Single Attestation Program for Mortgage Bankers (or such other program), except for such items of noncompliance as shall be set forth in such report. Copies of such report shall be provided to the Rating Agencies, the Certificate Insurer, the Surety, and, upon request, to the Certificateholders, by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Trustee has received such report and the Master Servicer shall fail to provide such copies and the Trustee is aware that the Master Servicer has not so provided copies.

     Section 5.27.  Access to Certain Documentation; Rights of the Company
                    ------------------------------------------------------
in Respect of the Master Servicer.  The Master Servicer shall provide
---------------------------------
access to the Certificate Insurer, the Surety, the Trustee, Certificateholders which are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the Supervisory Agents and examiners of the Office of Thrift Supervision and the FDIC or examiners of any other federal or state banking or insurance regulatory authority to the documentation regarding the Mortgage Loans if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded subject to reimbursement for expenses but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. The Company may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, appoint and cause a designee to perform, any defaulted obligations of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of the appointment of a designee by the Company or its designee. The Company shall not assume any responsibility or liability for any action or failure to take any action by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     Section 5.28.  REMIC-Related Covenants.  For as long as the Trust
                    -----------------------
Fund shall exist, the Master Servicer shall act in accordance herewith to assure continued treatment of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs. In particular:

          (a) The Master Servicer shall not create, or permit the creation of, any "interests" in the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) within the meaning of Section 860G of the Code other than the interests represented by the Certificates;

          (b) As of all times as may be required by the Code, the Master Servicer will ensure that substantially all of the assets of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code. The Master Servicer shall maintain records that are sufficient to indicate the Trust Fund's compliance with applicable requirements of the Code (or applicable Treasury Regulations) relating to the assets (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) held by the Trust Fund. Further, the Master Servicer shall not permit and the Trustee shall not accept the transfer or substitution of any Mortgage Loan two years or more after the Closing Date unless the Master Servicer and the Trustee have received an Opinion of Counsel, which shall be an expense of the Master Servicer, that such transfer or substitution would not adversely affect the REMIC status of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) or would not otherwise be prohibited by this Agreement;

          (c) The Master Servicer shall ensure that the Trust Fund does not receive a fee or other compensation for services and that the Trust Fund does not receive any income from assets other than "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code or "permitted investments" within the meaning of Section 860G(a)(5) of the Code, and shall take whatever action it deems necessary to avoid any material tax imposed by the Code on the Trust Fund;

          (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans or of any Eligible Investment unless such sale is as a result of a repurchase of the Mortgage Loans by the Master Servicer or the Mortgage Loan Seller pursuant to the Agreement or the Trustee has received an Opinion of Counsel to the effect that such sale
     (i) is in accordance with a qualified liquidation as defined in Section 860F(a)(4) of the Code and as described in Section 11.01 hereof, or (ii) would not be treated as a prohibited transaction within the meaning of
     Section 860F(a)(2) of the Code, which prohibited transaction results in the realization of a material amount of gain or loss for federal income tax purposes; and

          (e) Notwithstanding anything to the contrary in this Agreement, the Master Servicer and the Trustee, at the direction and at the expense of the Master Servicer, shall take any other action or may fail to take any action otherwise required where the Master Servicer deems such action or inaction reasonably necessary to preserve or ensure the REMIC status of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) or to avoid the imposition of any material tax liability on the Trust Fund other than the tax imposed pursuant to Section 24872 of the California Revenue and Taxation Code.

     Section 5.29.  Prohibited Transactions and Other Taxes.  In the event
                    ---------------------------------------
that any tax is imposed on the Trust Fund (including "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code), such tax shall be charged first against amounts distributable to the Class C and Class R Certificateholders and then against amounts otherwise distributable to the Class B Certificateholders on a pro rata basis. The Master Servicer is hereby authorized to direct the Paying Agent to retain and, upon such direction, the Paying Agent is hereby authorized to retain from amounts otherwise distributable to the Class R Certificateholder, the Class C Certificateholders and the Class B Certificateholders, as appropriate, sufficient funds to pay or provide for the payments of, and to actually pay, such tax as is legally owed by the Trust Fund (but such authorization shall not prevent the Trustee or the Master Servicer from contesting any such tax in appropriate proceedings, if either of them elects to so contest such tax or proceeding, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

                           (End of Article V)

                                  ARTICLE VI

                      PAYMENTS TO THE CERTIFICATEHOLDERS
                     ----------------------------------

     Section 6.01.  Distributions.  (a)  On each Distribution Date, the
                    -------------
Paying Agent shall distribute funds from the Distribution Account, to the extent deposited therein, in the following amounts and in the following order of priority (subject to the requirement that Insured Payments shall only be distributed to the Class A Certificateholders):

          (i) to the Class A Certificateholders, the Class A Interest Formula Distribution Amount;

          (ii) to the Class A Certificateholders, on account of principal, the Class A Formula Principal Distribution Amount until the Class A Principal Balance is reduced to zero;

          (iii) to the Certificate Insurer, the Premium Amount for the Certificate Insurance Policy;

          (iv)  to the Certificate Insurer, any Reimbursement Amount;

          (v) to the Class B Certificateholders, the Class B Interest Formula Distribution Amount;

          (vi) to the Class A Certificateholders, on account of principal, the Unrecovered Principal Amounts, if any, for such Distribution Date and all prior Distribution Dates that have not previously been distributed pursuant to this clause until the Class A Principal Balance is reduced to zero;

          (vii) to the Class B Certificateholders, interest for the related Accrual Period at the Class B Pass-Through Rate (to the extent legally permitted) on any Class B Unpaid Interest Shortfall for such Distribution Date ;

          (viii) to the Class B Certificateholders, on account of principal, the Class B Formula Principal Distribution Amount until the Class B Principal Balance is reduced to zero;

          (ix) to the Class B Certificateholders, the Class B Loss Amounts not previously distributed to them pursuant to this clause, together with the Class B Loss Amount Interest Requirement;

          (x) to the Class C Certificateholders, the Class C Interest Formula Distribution Amount; and

          (xi) to the Class R Certificateholder any remaining balance; provided, however, that until the Class A Principal Balance is reduced to zero, distributions on account of principal otherwise allocable to the Class B Certificateholders in accordance with the above priorities will instead be made to the Class A Certificateholders (A) to the extent, if any, that such distribution would, if made to the Class B Certificateholders, reduce the Class B Principal Balance to less than 1.00% of the Original Pool Principal Balance or (B) if the Class B Principal Balance is less than 1.00% of the Original Pool Principal Balance; and provided further that the aggregate amounts distributed on account of principal to the Class A and Class B Certificateholders (whether out of the Available Distribution Amount, the Certificate Insurance Policy or the Certificate Guaranty Surety Bond) shall not exceed the Original Class A and Class B Principal Balance, respectively.

     On the Business Day immediately preceding the final Pre-Funding Period Distribution Date, but in no event later than March 6, 1998, if any amounts remain in the Pre-Funding Account after the withdrawals specified in Section 5.14(b), the Trustee shall withdraw such amounts and deposit them into the Distribution Account for distribution on account of principal to the Class A Certificateholders on the final Pre-Funding Distribution Date and the Pre-Funding Account shall be closed.

     As provided in the definitions of "Class A Interest Formula Distribution Amount" and "Class B Interest Formula Distribution Amount", the interest entitlement above for the Class A and Class B Certificates with respect to each Distribution Date shall be reduced by the amount of Net Interest Shortfall for such Distribution Date allocable to each such Class. Net Interest Shortfall on any Distribution Date will be allocated pro rata among the Class A and Class B Certificates based on the amount of interest each such Class of Certificates would otherwise be entitled to receive on such Distribution Date.

     On the Business Day preceding the First Distribution Date, the Company will cause to be deposited into the Distribution Account an amount equal to interest accrued for 22 days on the Pre-Funded Amount at the initial Class A Pass-Through Rate.

     (b) The Trustee shall calculate LIBOR for each Distribution Date. The Master Servicer shall make all necessary calculations and provide the Paying Agent with the information necessary to make the above distribution to each Class of Certificateholders by the third Business Day prior to each Distribution Date. The Paying Agent shall not be responsible for recom-puting, recalculating or verifying information provided to it by the Master Servicer. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the next preceding Record Date, except that on the final distribution, distributions shall be made as provided in the form of Certificate. All distributions made to Certificateholders shall be based on the Percentage Interest represented by their respective Certificates, and shall be made either by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least five Business Days prior to the Record Date for the relevant Distribution Date and such Holder's Certificates of such Class in the aggregate evidence an original denomination of not less than $5,000,000 or, if not, by check mailed to the address of the Person entitled thereto as it appears on the Certificate Register, except that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate Trust Office or such other agency of the Trustee specified in the final distribution notice to Certificateholders. If on any Determination Date, the Master Servicer determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account or the Distribution Account, the Master Servicer shall direct the Trustee promptly to send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made. Except as otherwise provided in Section 11.01, whenever the Master Servicer expects that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date and has so notified the Trustee in writing on or prior to the related Determination Date, the Trustee shall, no later than three (3) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that: (i) the Master Servicer expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Accrual Period. In the event that Certificateholders do not surrender their Certificates for final cancellation, the Trustee shall follow procedures comparable to the arrangements set forth in the final paragraph of Section 11.01.

     (c) No later than 12:00 noon, New York City time, on the Business Day preceding each Distribution Date, the Master Servicer shall transfer from the Certificate Account to the Distribution Account a sum, which, together with any Advances deposited in the Distribution Account as of the related Advance Deposit Date pursuant to Section 6.03, will equal the Available Distribution Amount for such Distribution Date to enable the Paying Agent to make the distributions provided for in this Section 6.01. The Distribution Account shall be established and maintained by and with the Paying Agent, and shall be an Eligible Account in the form of a non-interest bearing trust account, titled "Bankers Trust Company of California, N.A., as Paying Agent and Agent for the benefit of Bankers Trust Company of California, N.A., as Trustee on behalf of the holders of MLCC Mortgage Investors, Inc. Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B" and the Paying Agent shall deliver to the Trustee, the Certificate Insurer, the Surety and the Master Servicer a "Distribution Account Certification" substantially in the form of Exhibit J attached hereto. The Master Servicer may cause the Paying Agent to invest moneys in the Distribution Account in Eligible Investments, which shall mature not later than the Business Day prior to the Distribution Date following the date of such investment and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. The proceeds of the sale or other disposition of all Eligible Investments shall be deposited in the Distribution Account. All net income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be paid by the Paying Agent to the Master Servicer on the Business Day following each Distribution Date. The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Distribution Account by the Master Servicer out of its own funds immediately as realized without reimbursement; provided, however, that if the Trustee becomes Master Servicer, the Trustee shall not be required to deposit the amount of any loss incurred prior to its becoming Master Servicer.

     Section 6.02.  Statements to the Certificateholders.  Not later than
                    ------------------------------------
12:00 noon California time on the third Business Day prior to each Distribution Date, the Master Servicer shall deliver to the Trustee and the Paying Agent for mailing by the Trustee to each holder of the related Class of Certificates, each Rating Agency, the Certificate Insurer and the Surety a statement setting forth the following information:

          (i) with respect to each Class of Certificates, the amount of such distribution to Holders of such Class allocable to principal. Such statement shall separately identify, in the aggregate and not on a Class by Class basis, the aggregate amount of any Principal Prepayments, Net Liquidation Proceeds and Repurchase Proceeds included in the distribution to all Classes;

          (ii) with respect to each Class of Certificates, the amount of such distribution to Holders of such Class allocable to interest, identifying those cases in which the applicable Pass-Through Rate was based on the Alternate Certificate Rate;

          (iii) the amounts (stated separately) of any Class A Interest Shortfall and Class B Interest Shortfall for such Distribution Date and the amounts (stated separately) of Class A Unpaid Interest Shortfall and Class B Unpaid Interest Shortfall;

          (iv) the amount, if any, by which the sum of the Formula Principal Distribution Amount and the Unrecovered Principal Amounts for such Distribution Date exceeds the amount distributed on account of principal to the related Certificateholders on such Distribution Date;

          (v) the amount of any Advances by the Master Servicer and by the Trustee pursuant to Section 6.03 and the amount of delinquencies of Mortgage Loans during the related Due Period;

          (vi)  the amount to be paid to the Certificate Insurer pursuant to
     Section 6.01(a) (the information required by this clause (vi) shall not be included in the statement to Certificateholders);

          (vii) the Pool Principal Balance, after giving effect to the Formula Principal Distribution Amount and the Unrecovered Principal Amounts for such Distribution Date;

          (viii) the related amount of the Servicing Fees retained or withdrawn from the Certificate Account by the Master Servicer and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees and other items;

          (ix) the amount of Servicing Advances paid by the Master Servicer and any Sub-Servicer;

          (x)  the number and aggregate principal amounts of Mortgage Loans
     (A) delinquent (1) one Monthly Payment and (2) two Monthly Payments, (3) three or more Monthly Payments and (B) in foreclosure;

          (xi)  the book value (within the meaning of 12 C.F.R. Section
     571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xii) the Aggregate Net Principal Liquidation Losses for Mortgage Loans that became Liquidated Mortgage Loans during the related Principal Prepayment Period;

          (xiii) all Advances recovered during the related Principal Prepayment Period;

          (xiv) the Distribution Account Shortfall, if any, the Preference Amount, if any, and the Required Surety Payment, if any, for such Distribution Date;

          (xv) if such Distribution Date is a Pre-Funding Distribution Date, the amount transferred to the Distribution Account from the Pre-Funding Account;

          (xvi) the aggregate Principal Balance of the Additional Collateral Mortgage Loans;

          (xvii) the Class A Principal Balance and the Class B Principal Balance after giving effect to the distribution on such Distribution Date; and

          (xviii)  the Class B Loss Amount for such Distribution Date.

     Not later than two Business Days prior to each Distribution Date, the Master Servicer shall deliver to the Paying Agent a statement, and on the following Distribution Date the Paying Agent shall also send to the Class R Certificateholder, the Company, the Trustee (if other than the Paying Agent), the Certificate Insurer, the Surety and the Rating Agency such statement, setting forth the amount, if any, distributed to such Holders on such Distribution Date.

     The Paying Agent's responsibility for distributing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the statement received from the Master Servicer. If the Paying Agent fails to distribute such statements as specified in this Section 6.02, it shall be the responsibility of the Trustee to make the required distribution of such statements.

     Upon reasonable advance notice in writing, if required by federal regulation, the Master Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authori-ties with respect to investment in the Certificates; provided, that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for the Master Servicer's actual expenses incurred in providing such reports and access.

     Section 6.03.  Advances by the Master Servicer.  (a)  If, on any
                    -------------------------------
Determination Date, the Master Servicer determines that any Monthly Payments due on the immediately preceding Due Date have not been received, the Master Servicer shall, to the extent it determines in good faith that such amounts will be recoverable from Late Collections, Liquidation Proceeds or otherwise, make an advance on or before the related Advance Deposit Date in an amount equal to the amount of such delinquent Monthly Payments, after adjustment of any delinquent interest payment for the Servicing Fee. For purposes of this
Section 6.03, the delinquent Monthly Payments referred to in the preceding sentence shall be deemed to include an amount equal to the Monthly Payment that would have been due on the Mortgage Loans which have been foreclosed or otherwise terminated and, in connection therewith, the Master Servicer or the Trust Fund acquired and continues to own the Mortgaged Properties on behalf of the Certificateholders. If the Master Servicer makes an Advance, it shall on or prior to such Advance Deposit Date deposit in the Distribution Account an amount equal to the Advance, if any. Any such Advance shall be included with the distribution to the Certificateholders on the related Distribution Date. The Master Servicer shall be entitled to be reimbursed from funds in the Certificate Account for all Advances and Nonrecoverable Advances as provided in Section 5.09.

     The Master Servicer may make an Advance by: (i) depositing its own funds in the Certificate Account, (ii) applying funds that are not part of the Available Distribution Amount in respect of which the Advance is being made or (iii) effecting a combination of clauses (i) and (ii). Any portion of the funds so used pursuant to clause (ii) shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 12:00 noon New York City time on the Business Day preceding any future Distribution Date to the extent that funds that are available in the Certificate Account on such date shall be less than the Available Distribution Amount for such Distribution Date.

     (b) If the Master Servicer determines not to make an Advance under the provisions of this Section, it shall on the related Advance Deposit Date furnish to the Trustee, the Certificate Insurer, the Surety and each Rating Agency written notice of such determination. In the event that the Master Servicer fails to make an Advance required to be made pursuant to Section 6.03(a) and such failure continues unremedied on the close of business on the Business Day prior to the related Distribution Date, the Trustee shall, on or before the related Distribution Date, deposit in the Distribution Account an amount equal to the excess of (i) Advances required to be made by the Master Servicer under Section 6.03(a) over (ii) the amount of Advances made by the Master Servicer with respect to such Distribution Date; provided that the Trustee shall not be required to make such Advances if prohibited by law or regulation, or if the Master Servicer determines that such Advance would be a Nonrecoverable Advance. In the event the Trustee and the Paying Agent are not the same Person, the Paying Agent shall promptly notify the Trustee of all amounts transferred by the Master Servicer from the Certificate Account to the Distribution Account. Until such time as the Master Servicer receives a notice of termination pursuant to Section 9.01, the Trustee shall be en-titled to be reimbursed directly from the Master Servicer within five (5) Business Days for any Advance and Nonrecoverable Advances make by the Trustee pursuant to this Section 6.03(b). After such time as the Master Servicer receives a notice of termination pursuant to Section 9.01 and the Trustee, as successor to the Master Servicer pursuant to Section 8.05, has made any Advances and Nonrecoverable Advances pursuant to this Section 6.03(b), the Trustee, in its capacity as successor Master Servicer, shall be entitled to be reimbursed for such Advances and Nonrecoverable Advances from the Certificate Account in the manner provided by Section 5.09.

     (c) (i) In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall, the Master Servicer shall, to the extent of the Servicing Fee for such Distribution Date, deposit into the Certificate Account, as a reduction of the Servicing Fee (but not in excess thereof) for such Distribution Date, no later than the close of business on the second Business Day prior to the related Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in the case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement from the Company, the Trustee or the Certificateholders. Such deposited amount shall be part of the Available Distribution Amount for such Distribution Date.

     The balance, if any, of the Servicing Fee in respect of a month (after giving effect to the preceding paragraph) shall be deposited into the Certificate Account (as a reduction in the Servicing Fee) to the extent of the amount, if any, by which (i) the interest accrued on the Class A and Class B Certificates (calculated on the basis that the sum of the Class A Principal Balance and the Class B Principal Balance shall not be greater than the Pool Principal Balance at the end of such month) at the weighted average of the applicable Class A Pass-Through Rate and the Class B Pass-Through Rate for the related Accrual Period exceeds (ii) the interest due on the Mortgage Loans on the Due Date during such Accrual Period (calculated on the assumption that there were no prepayments of the Mortgage Loans during the month preceding such Due Date) at the then respective Net Mortgage Rates and during the Pre-Funding Period, one month's interest on the amount in the Pre-Funding Account at the weighted average Net Mortgage Rate for the Mortgage Loans. Such deposited amount shall be part of the Available Distribution Amount for the Distribution Date following such month. The preceding sentence is intended to apply to the situation where, if the Class A and Class B Pass-Through Rates for an Accrual Period are equal to the related Alternate Certificate Rate, the amount in clause (i) could be greater than the amount in clause (ii) because interest will accrue on the Mortgage Loans on the basis of a year consisting of twelve 30-day months and interest on the Class A and Class B Certificates will accrue on the basis of the actual number of days in the Accrual Period (which could be more than 30) divided by 360.

     Section 6.04.  The Certificate Insurance Policy.  (a) If the
                    --------------------------------
statement delivered to the Trustee pursuant to Section 6.02 indicates that there will be a Distribution Account Shortfall for the related Distribution Date, the Trustee shall complete the notice in the form of Exhibit A to the Certificate Insurance Policy. The Trustee shall submit such notice to the Certificate Insurer no later than 12:00 noon New York City time on the second Business Day preceding such Distribution Date as a claim for an Insured Amount in an amount equal to the sum of the Distribution Account Shortfall.

     (b) Upon receipt of Insured Payments from the Certificate Insurer on behalf of Class A Certificateholders, the Trustee shall deposit such Insured Payments in the Distribution Account and shall distribute such Insured Payments, or the proceeds thereof, to the Class A Certificateholders in accordance with Sections 6.01(a).

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of any Class A Certificates any Insured Payment from the Certificate Insurer and
(ii) disburse the same to the Holders of such Certificates as set forth in
Section 6.01(b). Insured Payments disbursed by the Trustee from proceeds of a Certificate Insurance Policy shall be considered payment by the Certificate Insurer and not by the Trust Fund with respect to such Certificates, and the Certificate Insurer shall be entitled to receive the related Reimbursement Amount pursuant to Section 6.01(a)(iv). The Trustee hereby agrees on behalf of each Class A Certificateholder and the Trust Fund for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Holders of such Certificates, the Certificate Insurer will be entitled to receive the related Reimbursement Amount pursuant to Section 6.01(a)(iv).

     (d) Subject only to the priority of payment provisions of this Agreement, each of the Company and the Trustee acknowledges that, to the extent of any payment made by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Certificate Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Holders of the Class A Certificates to any moneys paid or payable in respect of the Class A Certificates under this Agreement or otherwise. Each of the Company and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Certificate Insurer are necessary to evidence such subrogation and, subject to the priority of payment provision of this Agreement, to perfect the rights of the Certificate Insurer to receive any moneys paid or payable in respect of the Class A Certificates under this Agreement or otherwise.

     Section 6.05.  The Certificate Guaranty Surety Bond.  (a)  On the
                    ------------------------------------
11th Business Day prior to each Distribution Date, the Master Servicer shall notify the Trustee of the Required Surety Payment, if any, due in respect of any Additional Collateral Mortgage Loan that became a Liquidated Mortgage Loan at least ten Business Days (or such shorter period as the Master Servicer shall determine in its discretion) prior to such 11th Business Day and that has not been previously reported to the Trustee pursuant to this sentence. Upon its receipt of such notice, the Trustee shall complete the notice in the form of Attachment 1 to the Certificate Guaranty Surety Bond. The Trustee shall submit such notice to the Surety no later than 12:00 noon New York City time on the tenth Business Day preceding such Distribution Date as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Class A Certificates, the Trustee shall deposit such Required Surety Payment in the Distribution Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with Section 6.01(a).

     (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of Class A Certificates any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 6.01(a).

                             (End of Article VI)

                                 ARTICLE VII

                  REPORTS TO BE PREPARED BY MASTER SERVICER
                  -----------------------------------------

     Section 7.01.  Master Servicer Shall Provide Information as
                    --------------------------------------------
Reasonably Required.  The Master Servicer shall furnish to the Trustee,
-------------------
the Certificate Insurer and the Surety and during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate in re-spect to the Trustee, the Certificate Insurer or the Surety, as the case may be, or otherwise in respect to the purposes of this Agreement, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Trustee, the Certificate Insurer or the Surety, as the case may be, may reasonably require. The Master Servicer shall file, as necessary, financing statements and continuation statements as required by the Uniform Commercial Code and any other applicable law sufficient to create and maintain a valid perfected security interest in the Trust for the benefit of the Certificateholders.

     Section 7.02.  Federal Information Returns and Reports to
                    ------------------------------------------
Certificateholders.  (a)  For federal income tax purposes, the taxable
------------------
year of the Trust Fund shall be a calendar year and the Master Servicer shall maintain or cause the maintenance of books of the Trust Fund on the accrual method of accounting. The books of the Trust Fund shall reflect all payments made with respect to the Mortgage Loans, and amounts attributable to the Class A Certificateholders, the Class B Certificateholders, the Class C Certificateholders and the Class R Certificateholder.

     (b) The Master Servicer shall prepare and file or cause to be filed with the Internal Revenue Service at the times and in the manner required by the Code or applicable Treasury Regulations all Federal tax or information returns with respect to the Trust Fund and the Certificates, which tax or information returns contain such information as may be required by the Code or applicable Treasury Regulations. The Master Servicer also shall furnish to Holders of Certificates such statements or information at the times and in the manner as the Code or applicable Treasury Regulations may require such holders to be furnished, regardless of by whom. For this purpose, the Master Servicer may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Master Servicer shall indicate the election to treat the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all required tax or information returns, and the Master Servicer shall indemnify the Trustee for executing such tax or information returns to the extent such returns contain errors or omissions. The initial Class R Certificateholder is hereby designated as the initial "tax matters person" (within the meaning of Temp. Treas. Reg.
Section 1.860F-4T(d)). In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Master Servicer from acting as tax matters person (as an agent or otherwise), the Master Servicer shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Class R Certificateholder to sign such returns. The Class R Certificateholder shall be bound by this Section 7.02.

                             (End of Article VII)

                                 ARTICLE VIII

                     THE COMPANY AND THE MASTER SERVICER
                     -----------------------------------

     Section 8.01.  Indemnification; Third Party Claims.  (a)  The Master
                    -----------------------------------
Servicer agrees to indemnify the Company, the Certificate Insurer, the Surety and the Trustee and hold the Company, the Certificate Insurer, the Surety and the Trustee harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Company, the Certificate Insurer, the Surety or the Trustee may sustain as a result of the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided that no such indemnification shall be re-quired of a successor Master Servicer with respect to acts of a prior Master Servicer. The Master Servicer shall immediately notify the Company, the Certificate Insurer, the Surety and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (unless otherwise directed by the Company, the Certificate Insurer, the Surety and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it, the Company or the Trustee in respect of such claim.

     In addition, MLCC shall indemnify the Company, the Certificate Insurer, the Surety and the Certificateholders and hold each of them harmless against MLCC's failure to pay a Correspondent Trailing Premium in accordance with the definition "Correspondent Trailing Premium".

     (b) Should any claim or action by a third party arise after the Closing Date for which the Company, the Certificate Insurer, the Surety or the Trustee intends to seek indemnification under the terms of Section 8.01(a), the Company shall notify the Master Servicer in writing within ten (10) Business Days, and the Trustee, the Certificate Insurer or the Surety shall notify the Master Servicer in writing promptly, after each such party receives notice of such claim or action, or notice of a threat that is reasonably likely to result in such claim or action. The party seeking indemnification shall give the Master Servicer a reasonable opportunity to participate in any proceedings to settle or defend any such claim or action. If the Master Servicer wishes to assume the defense of such claim or action, it shall give written notice to the party seeking indemnification and the Master Servicer shall thereafter assume the defense at its own expense. In the event that the Master Servicer assumes the defense of a claim or action, the party seeking indemnification will assert or empower the Master Servicer to assert on behalf of the party seeking indemnification any rights to indemnification that the party seeking indemnification may have in connection with such claim or action. The Master Servicer shall have the right to settle any such action provided that the Master Servicer obtains the consent of the party seeking indemnification, which consent shall not be unreasonably withheld. The Company, the Certificate Insurer, the Surety and the Trustee agree to respond to the Master Servicer's request for consent as promptly as possible and agree that a failure by the Company, the Certificate
Insurer, the Surety or the Trustee to respond within thirty (30) Business Days shall be taken as consent.

     Section 8.02. Merger or Consolidation of the Company or the Master Servicer; Status of Master Servicer. Subject to the following paragraphs of this Section 8.02, the Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer agrees to remain an approved seller/servicer for FNMA or FHLMC in good standing.

     Any person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall satisfy the requirements of Section 8.05 with respect to the qualifications of a successor to the Master Servicer.

     Notwithstanding anything else in this Section 8.02 and Section 8.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is approved by the Trustee, the Certificate Insurer, the Surety and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company, the Certificate Insurer, the Surety and the Trustee an agreement, in form and substance reasonably satisfactory to the Company, the Certificate Insurer, the Surety and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's respective ratings of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. The Master Servicer shall give notice to the Certificate Insurer and the Surety of any such assignment and delegation. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations as Master Servicer under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the second preceding sentence.

     Section 8.03.  Limitation on Liability of the Company, the Master
                    --------------------------------------------------
Servicer, the Trustee and Others.  Neither the Company, the Master
--------------------------------
Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trustee, the Certificateholders, the Certificate Insurer or the Surety for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such person against any breach of warranties or representations made herein, or failure to per-form its obligations in compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and
conditions of this Agreement.   The Company, the Master Servicer, the Trustee
and any director, officer, employee or agent of the Company, the Master Servicer or the Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any mat-ters arising hereunder. Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Certificate Account and the Company or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 5.09; provided that no such right of reimbursement shall exist with respect to the Master Servicer when such claim results from the failure of the Master Servicer to service the Mortgage Loans in strict compliance with the terms of this Agreement or a breach of a representation or warranty made by the Master Servicer hereunder or as Mortgage Loan Seller under the Sale Agreement or the failure of the Master Servicer to deliver the Mortgage Files to the Custodian in accordance with this Agreement.

     Section 8.04.  Company and Master Servicer Not to Resign.  Except as
                    -----------------------------------------
described in Section 8.02, neither the Company nor the Master Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Company, the Master Servicer, the Certificate Insurer, the Surety, the Trustee and Holders of Certificates of each Class evidencing, as to such Class, Percentage Interests aggregating at least 662/3% unless the determination is made that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company or the Master Servicer. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of independent Counsel to such effect delivered to the Trustee, the Certificate Insurer and the Surety which Opinion of Counsel shall be in form and substance acceptable to the Trustee, the Certificate Insurer and the Surety. A copy of all consents and any Opinion of Counsel shall be promptly delivered to the Rating Agencies. Upon any such assignment or resignation, the Company, or the Master Servicer, as appropriate, shall send notice to all Certificateholders, the Certificate Insurer and the Surety of the effect of such assignment or resignation upon the then current rating of the class of Certificates by the Rating Agency whose rating on such class is then in effect. No such resignation shall become effective until a successor shall have assumed the Company's or the Master Servicer's responsibilities and obligations hereunder in the manner provided in Section
8.05. Any purported assignment or resignation which does not comply with the requirements of this Section shall be of no effect.

     Section 8.05.  Successor to the Master Servicer.  In connection with
                    --------------------------------
the termination of the Master Servicer's responsibilities and duties under this Agreement pursuant to Section 8.04 or 9.01, the Trustee shall (i) succeed to and assume all of the Master Servicer's responsibilities, rights, duties and obligations as Master Servicer arising thereafter (but not in any other capacity) under this Agreement (except that the Trustee shall not be obligated to make Advances if prohibited by applicable law or regulation and except that the Trustee makes no representations and warranties of the Master Servicer pursuant to Section 3.01 or otherwise hereunder) and shall have no duty or obligation to purchase or repurchase any Mortgage Loans (except that the Trustee, as successor Master Servicer, may elect pursuant to Section 3.04(f) to be obligated to make such purchases) and shall have the same indemnities and be entitled to all Servicing Fees and funds to which the Master Servicer would have been entitled as Master Servicer or (ii) appoint a successor having a net worth of not less than $10,000,000 and which is a FNMA or FHLMC approved seller/servicer or FHA approved mortgagee in good standing and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of Master Servicer's responsibilities, duties and liabilities under this Agreement. A successor Master Servicer other than the Trustee shall make the representations and warranties in Section 3.01(a) to the extent that such representations and warranties relate to its corporate existence or its servicing of the Mortgage Loans hereunder. Neither the Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. If the Trustee has become the successor to the Master Servicer in accordance with this Section or Section 9.03, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer or FHA approved mortgagee in good standing as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree or such court shall determine; provided, however, that no such compensation shall be in excess of that permitted under this Agreement without the consent of all of the Certificateholders, the Certificate Insurer and the Surety. If the Master Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 8.02, 8.04, 9.01 or 11.02, the Master Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Master Servicer pursuant to Section 8.02, 8.04,
9.01 or 11.02 shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Master Servicer of liability for breach of the representations and warranties made pursuant to Section 3.01.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any termination or resignation of the Master Servicer or this Agreement pursuant to Section 8.02, 8.04, 9.01, or
11.02 shall not affect any claims that the Trustee may have against the Master Servicer arising prior to any such termination or resignation.

     The Master Servicer shall timely deliver to the successor the funds that were, or were required to be, in the Certificate Account and the Escrow Account, if any, and all Mortgage Files and related documents and statements held by it hereunder and the Master Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer.

         Upon a successor's acceptance of an appointment as such, the Master Servicer shall notify in writing the Trustee, the Certificateholders, the Rating Agency, the Certificate Insurer and the Surety of such appointment.

     Section 8.06.  Maintenance of Ratings.  The Master Servicer shall
                    ----------------------
cooperate with the Company and take any action that may be reasonably necessary to maintain the current rating or ratings on the Class A Certificates. To the extent not otherwise provided herein, the Master Servicer shall provide to each Rating Agency notice with respect to any (i) insurance claims and recoveries, (ii) monthly Mortgage Loan reports, (iii) accounting and compliance reports with respect to the Mortgages, (iv) Mortgage Loan repurchases or substitution, (v) monthly shortfalls as a result of a failure to make advances, (vi) final payment to Certificateholders,
(vii) transfers of the Class B, Class C or Class R Certificates and (viii) the reports and statements delivered pursuant to Sections 5.25 and 5.26.

                            (End of Article VIII)


                                  ARTICLE IX

                                   DEFAULT
                                   -------

     Section 9.01.  Events of Default.  If one or more of the following
                    -----------------
Events of Default shall occur and be continuing:

          (i) any failure by the Master Servicer to remit to the Trustee or the Paying Agent, or any failure to cause the Paying Agent to make, any payment or Advance required to be made or distributed under the terms of this Agreement (including but not limited to an Advance pursuant to Section 6.03); provided that if the Master Servicer is using its reasonable best efforts to so remit, or cause the Trustee or Paying Agent to make, any such payment or Advance, then such failure shall be an Event of Default only if such failure continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Certificate Insurer, the Surety or the Company or to the Master Servicer, the Trustee, the Certificate Insurer, the Surety and the Company by the Holders of Certificates of all Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates), the Certificate Insurer or Surety; or

         (ii) if the written notice described in paragraph (i) above has been given twice during any twelve-month period, any subsequent failure during such twelve-month period to remit to the Trustee or the Paying Agent, or cause the Paying Agent to make, any payment required to be made or distributed under the terms of this Agreement other than for reasons outside of the Master Servicer's control; or

        (iii) failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer set forth in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Certificate Insurer, the Surety or the Company or to the Master Servicer, the Trustee, the Certificate Insurer, the Surety and the Company by the Holder of Certificates of Classes evidencing not less than 25% of the Trust Fund (based on the outstanding principal balances of the Certificates), the Certificate Insurer or the Surety; or

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a trustee, conservator, receiver, liquidator, assignee, custodian or sequestrator (or other similar official) for the Master Servicer or any substantial part of its property in any federal or state bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (v) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver, liquidator, assignee, custodian or sequestrator (or other similar official) in, or commence a voluntary case under any federal or state bankruptcy insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property; or

         (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee shall notify the Certificateholders, the Certificate Insurer, the Surety and each Rating Agency of such Event of De-fault. Subject to Section 5.01(b), the Trustee may (with the consent of the Certificate Insurer and the Surety), and at the written direction of the Certificate Insurer, the Surety or the Holders of Certificates evidencing not less than 25% of the Trust Fund (with the consent of the Certificate Insurer and the Surety), shall, by notice in writing to the Master Servicer, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 8.05. Upon written request from the Trustee, the Master Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Master Servicer's sole expense. The Master Servicer agrees to cooperate with the Trustee and such successor in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     Section 9.02.  Waiver of Defaults.  The Trustee may, with the consent
                    ------------------
of the Certificate Insurer and the Surety, and shall at the direction of the Certificate Insurer and the Surety, waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the affected Certificateholders, the Certificate Insurer and the Surety. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right contingent thereon except to the extent expressly so waived.

     Section 9.03.  Trustee or Company to Act; Appointment of Successor.
                    ---------------------------------------------------
On and after the time the Master Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer to the extent provided in
Section 8.05.

     Section 9.04.  Notification to Certificateholders.  (a)  Upon any
                    ----------------------------------
such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency, the Certificate Insurer and the Surety.

     (b) Within 60 days after obtaining actual knowledge of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default has been cured or waived.

                             (End of Article IX)

                                  ARTICLE X

                            CONCERNING THE TRUSTEE
                            ----------------------

     Section 10.01.  Duties of Trustee.  The Trustee, prior to the
                     -----------------
occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own intentional misconduct, and, if the Trustee is acting as the successor Master Servicer pursuant to Section 8.05 or 9.03, its own willful misconduct with respect to its servicing obligations; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) with the consent of the Certificate Insurer and the Surety as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     Section 10.02.  Certain Matters Affecting the Trustee.  Except as
                     -------------------------------------
otherwise provided in Section 10.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the fact or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing at least 25% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section 10.03.  Trustee Not Liable for Certificates or Mortgage
                     -----------------------------------------------
Loans.  The recitals contained herein and in the Certificates shall be
-----
taken as the statements of the Company or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company or the Master Servicer.

     Section 10.04.  Trustee May Own Certificates.  The Trustee in its
                     ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 10.05.  Master Servicer to Pay Trustee's Fees and Expenses.
                     --------------------------------------------------
The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee in connection with the appointment of an office or agency pursuant to Section 10.11) and indemnify and hold the Trustee harmless from any such loss, liability or expense except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Trustee and any officer, director, agent or employee of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense incurred in connection with any claim or legal action relating to this Agreement, the Insurance Agreement or the Certificates, or the performance of any of the Trustee's duties in accordance with the terms of this Agreement or the Insurance Agreement, other than any loss, liability or expense that is incurred by reason of wilful misfeasance, bad faith or negligence of the Trustee. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section shall survive the termination or assignment of this Agreement and the resignation or removal of the Trustee herein. Upon the resignation or removal of the Trustee, the Trustee shall only be entitled to its trustee's fees accrued up to the time of such resignation or removal and shall thereafter not be entitled to any additional trustee's fees.

     Section 10.06.  Eligibility Requirements for Trustee.  The Trustee
                     ------------------------------------
hereunder shall at all times be a corporation or association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an affiliate of the Mortgage Loan Seller or the Company. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.07.

     Section 10.07.  Resignation and Removal of the Trustee.  The Trustee
                     --------------------------------------
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company, the Master Servicer, any Sub-Servicer, the Certificate Insurer, the Surety and the Rating Agency. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of the Class A Certificates, and provided further, that, so long as such consent is not unreasonably withheld, the Certificate Insurer and the Surety consents to such appointment. The Company shall make a good faith effort to appoint a successor within 30 days of its receipt of such notice. If the Company does not appoint a successor Trustee within such 30 day period and it is not making a good faith effort to appoint a successor Trustee, then the Certificate Insurer or the Surety may appoint a successor Trustee. The Master Servicer shall indemnify the Trustee for any loss, liability, or expense incurred as a result of the Company's failure to make a good faith effort to appoint a successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06, (ii) the Company has delivered to the Trustee a letter from any Rating Agency to the effect that the rating of the Class A Certificates has been or is about to be reduced or withdrawn on account of a reduction in the long-term credit rating of the Trustee or the parent of the Trustee (if (a) the Trustee proposes to the Company and the Master Servicer to enter into an agreement with the Trustee, and the Company and the Master Servicer, each in its sole discretion, elect to enter into such agreement and (b) such agreement is consented to by the Certificate Insurer and the Surety Provider and is satisfactory to the Rating Agencies without resulting in a reduction in or withdrawal of any rating of the Class A Certificates, then upon the execution and delivery of such agreement the Company shall not request such resignation pursuant to this clause (ii)), and the Trustee shall fail to resign after written request therefor by the Company, or (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     The Holders of Certificates evidencing in the aggregate more than 50% of the Trust Fund (on the basis of the outstanding principal balances of the Certificates) may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08.

     Section 10.08.  Successor Trustee.  Any successor trustee appointed
                     -----------------
as provided in Section 10.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06 and the Company shall have received written notice from the Rating Agency that the appointment of the successor trustee will not result in reduction of the then current rating on the Class A Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, and to each Rating Agency, the Master Servicer, any Sub-Servicer, the Certificate Insurer, and the Surety. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 10.09.  Merger or Consolidation of Trustee.  Any corporation
                     ----------------------------------
or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.10.  Appointment of Co-Trustee or Separate Trustee.
                     ---------------------------------------------
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08 hereof. No co-trustee shall be obligated to make any Advances required pursuant to Section 6.03(b).

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 10.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of it estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 10.11.  Appointment of Office or Agency.  The Trustee may
                     -------------------------------
appoint an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 12.07 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

                              (End of Article X)



                                  ARTICLE XI

                                 TERMINATION
                                 -----------

     Section 11.01.  Termination.  The respective obligations and
                     -----------
responsibilities of the Company, the Master Servicer and the Trustee (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) shall terminate (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due hereunder (including without limitation any Distribution Account Shortfall) or (ii) at the option of the Master Servicer, on any Distribution Date which occurs in the month next following a Due Period in which the aggregate unpaid Principal Balance of all Outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Master Servicer deposits or causes to be deposited in the Certificate Account during the Due Period related to such Distribution Date an amount equal to the greatest of (A) the Purchase Price for each Mortgage Loan, and, with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the appraised value of such property (less, if the purchaser is the Master Servicer, any unreimbursed Advances made by the Master Servicer, which Advances shall thereupon be deemed reimbursed to the Master Servicer), such appraisal to be conducted by an appraiser selected by the Master Servicer, (B) the aggregate fair market value (as determined by the Master Servicer as of the close of business on the last Business Day of such Due Period) of all of the assets of the Trust Fund (less, if the purchaser is the Master Servicer, any unreimbursed Advances made by the Master Servicer, which Advances shall thereupon be deemed reimbursed to the Master Servicer), plus, in each case, one month's interest at the applicable Net Mortgage Rate on the Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property has been acquired) and (C) the sum of
(1) the aggregate of the Class A Principal Balance, together with one month's interest on the Class A Principal Balance at the Class A Pass-Through Rate, and any Class A Unpaid Interest Shortfall, (2) the sum of the Class B Principal Balance, together with one month's interest on the Class B Principal Balance at the Class B Pass-Through Rate and any Class B Unpaid Interest Shortfall, and (3) any amounts owed to the Certificate Insurer and the Surety hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof. The amount calculated pursuant to clause (ii)(C) above does not include any Class C Unpaid Interest Shortfall.

     Notice of any termination, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee (upon direction by the Company 10 days prior to the date such notice is to be mailed) by letter to Certificateholders, the Certificate Insurer, the Surety and the Rating Agency mailed no later than the 25th day of the month preceding the month of such final distribution specifying (i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distr-ibution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. Such notice shall be accompanied by an Opinion of Counsel provided by the Master Servicer at its expense that such plan is a "qualified liquidation" under the REMIC Provisions and shall constitute the adoption by the Trustee on behalf of the Certificateholders of a plan of complete liquidation within the meaning of section 860F(a)(4) of the Code. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates. If such notice is given in connection with the Master Servicer's election to repurchase, the Master Servicer shall cause to be deposited in the Distribution Account during the applicable Due Period an amount equal to the above-described purchase price and on the Distribution Date on which such termination is to occur, Certificateholders will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon presentation and surrender of the Certificates, the Trustee shall notify the Paying Agent and the Paying Agent shall distribute from the Distribution Account to Certificateholders an amount equal to (a) the amount otherwise distributable on such Distribution Date, if not in connection with a purchase; or (b) if the Master Servicer elected to so purchase, the purchase price calculated as provided above. Following such final deposit the Custodian, pursuant to the Custodial Agreement, shall promptly release to the Master Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer and shall have no further responsibility with regard to said Mortgage Files.

     If all of the Certificateholders shall not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Paying Agent shall on such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall appoint an agent to take appropriate and reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in the Trust Fund hereunder. Subject to applicable laws with respect to escheat of funds, any money held in the separate escrow account for the benefit of the remaining Certificateholders and remaining unclaimed for one year after the second notice has been given shall be discharged from the Trust Fund and be paid to the Class R Certificateholder; and the remaining Certificateholders shall thereafter, as unsecured general creditors, look only to the Class R Certificateholder for payment thereof (but only to the extent of the amounts so paid to the Class R Certificateholder), and all liability of the Trustee and the Paying Agent with respect to such trust money shall thereafter cease.

     Section 11.02.  Additional Termination Requirements.  (a)  In the
                     -----------------------------------
event the Master Servicer exercises its repurchase option as provided in
Section 11.01, the Trust Fund shall be
terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Independent Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section
11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code, or
(ii) cause the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) to fail to qualify as two REMICs at any time that any Certificates are outstanding:

          (i) The Master Servicer shall establish a 90-day liquidation period in a statement attached to the final tax returns of the Trust Fund pursuant to Treasury Regulation Section 1.860F-1. The Master Servicer shall satisfy all requirements of a qualified liquidation under
     Section 860F of the Code and any regulations thereunder, as evidenced by an Independent Opinion of Counsel obtained at the expense of the Master Servicer;

          (ii) During such 90-day liquidation period, and at or prior to the Distribution Date for the final distribution, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash; and

         (iii) At the time of the final payment on the Class A and Class B Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholder all remaining available cash (other than cash retained to meet claims) and property in the Trust Fund, and the Trust Fund shall terminate at that time.

     (b) By their acceptance of the Class R Certificate, the Holder thereof hereby authorizes the Master Servicer to specify the 90-day liquidation period, which authorization shall be binding upon all successor Holders of the Class R Certificate.

     Section 11.03.  Termination By Certificate Insurer or Surety.  In the
                     --------------------------------------------
event the Master Servicer does not exercise its option to terminate the Trust Fund pursuant to this Article, the Certificate Insurer or the Surety may do so on the same terms.

                             (End of Article XI)



                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 12.01.  Severability of Provisions.  If any one or more of
                     --------------------------
the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 12.02.  Limitation on Rights of Certificateholders.  The
                     ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, the Certificate Insurance Policy or the Certificate Guaranty Surety Bond, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Cer-tificates evidencing in the aggregate not less than 25% of the Trust Fund (on the basis of the principal balances of the Certificates) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every
Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.03.  Amendment.  This Agreement may be amended from time
                     ---------
to time by the Company, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety so long as such consent is not unreasonably withheld and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error,
(ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the rating of the Class A Certificates at the Closing Date, none of the Trustee, the Company or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause
(iv), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby, evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Company, the Master Servicer and the Trustee, may from time to time amend this Agreement without the consent of any of the Certificateholders, the Certificate Insurer or the Surety to modify, eliminate or add to any of the provisions hereof to the extent necessary to maintain the qualification of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs or to avoid the imposition of any material tax liability thereon at all times that any Certificate is outstanding.

     Promptly after the execution of any such amendment the Trustee shall furnish written notification of such amendment to each Certificateholder, the Certificate Insurer, the Surety and the Rating Agencies (with a copy of the amendment itself to Standard & Poor's).

     It shall not be necessary for the consent of Certificateholders under this Section 12.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Notwithstanding any provisions of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) to fail to qualify as two REMICs at any time that any Certificates are outstanding. In no event shall any Opinion of Counsel provided pursuant to this Section 12.03 be an expense of the Trustee.

     Section 12.04.  The Certificate Insurer; Surety.  The Certificate
                     -------------------------------
Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Certificate Insurer shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. During any period of suspension the Certi-ficate Insurer's rights thereunder shall vest in the Holders of the Class A Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of the Class A Certificates then Outstanding. At such time as the Class A Certificates are no longer Outstanding hereunder and the Certificate Insurer has been reimbursed for all Insured Payments to which it is entitled hereunder and has been paid all Premium Amounts due and owing under the Insurance Agreement, the Certificate Insurer's rights hereunder shall terminate.

     The Surety is a third-party beneficiary of this Agreement. Any right conferred to the Surety shall be suspended during any period in which the Surety is in default in its payment obligations under the Certificate Guaranty Surety Bond. During any period of suspension the Surety's rights hereunder shall vest in the Holders of the Certificates and shall be exercisable by the Holders of at least a majority in Percentage Interest of each Class of Certificates then Outstanding. At such time as the Certificates are no longer Outstanding hereunder, the Surety's rights hereunder shall terminate.

     Section 12.05.  Recordation of Agreement; Counterparts.  To the
                     --------------------------------------
extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Master Servicer's expense on direction of the Trustee accompanied by an Opinion of Counsel (which shall not be an expense of the Trustee) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.06.  Duration of Agreement.  This Agreement shall continue
                     ---------------------
in existence and effect until terminated as herein provided.

     Section 12.07.  Governing Law.  This Agreement shall be construed in
                     -------------
accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 12.08.  Notices.  All demands, notices and communications
                     -------
hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Company, MLCC Mortgage Investors, Inc., 4802 Deer Lake Drive East, Jacksonville, Florida 32246, Attention:
President, (ii) in the case of the Master Servicer, Merrill Lynch Credit Corporation, 4802 Deer Lake Drive East, Jacksonville, Florida 32246,
Attention: President, with a copy at the same address to the General Counsel of the Master Servicer, (iii) in the case of the Trustee, at the Corporate Trust Office, Attention: MLCCMI Mortgage Loan Asset Backed Certificates Series 1997-B, (iv) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Structured Finance Surveillance, (v) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York, Attention: Mortgage Surveillance Group, (vi) in the case of the Certificate Insurer and the Surety, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention:
Mr. Howard Pfeffer, or (vii) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement. Notice to a Certificateholder shall be sent U.S. mail first class postage prepaid and shall be deemed given when mailed addressed to the address shown in the Certificate Register.

                             (End of Article XII)

     IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                        MLCC MORTGAGE INVESTORS,
                          INC., as the Company


                        By: /s/ Laurel A. Davis
                           ----------------------------------------
                            Name:   Laurel A. Davis
                            Title:  Vice President
                                     and Assistant Secretary


                        MERRILL LYNCH CREDIT CORPORATION,
                          as Master Servicer


                        By: /s/ Linzy S. Banks
                           -----------------------------------------
                           Name:   Linzy S. Banks
                           Title:  Vice President


                        BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                           as Trustee


                        By: /s/ Melanie Anbarci
                            -----------------------------------------
                            Name:  Melanie Anbarci
                            Title: Assistant Secretary


STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this 8th day of December, 1997, by Laurel A. Davis, as Vice President and Assistant Secretary of MLCC Mortgage Investors, Inc., a Florida corporation, on behalf of the corporation. He/She/They

(x ) is/are personally known to me; or
( ) produced a Florida driver's license as identification; or ( ) produced _________________ as identification.



                                    /s/ Kathy Molitoris
                                   -----------------------------
                                   _____________________, Notary
                                   Public, State of Florida

                                   My commission expires: June 26, 1999
                                                          -------------
                                   Serial No. CC476494
                                              --------

                                             (Notarial Seal)

STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this 8th day of December, 1997, by Linzy S. Banks, as Vice President of Merrill Lynch Credit Corporation, a Florida corporation, on behalf of the corporation.
He/She/They

(x ) is/are personally known to me; or
( ) produced a Florida driver's license as identification; or ( ) produced _________________ as identification.



                                    /s/ Kathy Molitoris
                                   -----------------------------
                                   _____________________, Notary
                                   Public, State of Florida

                                   My commission expires: June 26, 1999
                                                          -------------
                                   Serial No. CC476494
                                              --------

                                             (Notarial Seal)

STATE OF CALIFORNIA   )
                      )  ss.:
COUNTY OF ORANGE      )


     On the 9th day of December 1997, before me, a notary public in and for said State, personally appeared Melanie Anbarci, known to me to be an
                                ---------------
Assistant Secretary of Bankers Trust Company of California, N.A., that
-------------------
executed the within instrument, and also known to me to be the person who executed it on behalf of said banking association, and acknowledged to me that such banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first written.


                               /s/ Suzanne C. Patten
                              ----------------------
                              Notary Public

(Notarial Seal)

My Commission expires: April 21,1998
                       -------------



                                  EXHIBIT A


                            MORTGAGE LOAN SCHEDULE





                                  EXHIBIT B


                          CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items:

     1. Original Mortgage Note endorsed (by facsimile signature if so authorized by the Mortgage Loan Seller), "Pay to the order of Bankers Trust Company of California, N.A., as trustee, under that certain Pooling and Servicing Agreement dated as of November 1, 1997, for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B (MLCC Mortgage Investors, Inc., Seller) without recourse" and signed in the name of the Mortgage Loan Seller by an authorized officer.

     2. Original recorded Mortgage, or if such original has been delivered to the appropriate recorder's office for recording, a certified copy thereof certified true and complete by the Mortgage Loan Seller or the escrow agent acting in connection with the origination of the Mortgage Loan, with the original to be delivered within 180 days of the Closing Date (or the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan).

     3. Original Assignment of Mortgage in recordable form to "Bankers Trust Company of California, N.A., as trustee, under that certain Pooling and Servicing Agreement dated as of November 1, 1997, for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B", executed by an authorized signatory of the Mortgage Loan Seller. Subject to the foregoing, such assignments may, if permitted by law, be in the form of blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, a copy of the Assignment of Mortgage shall be included in the individual Mortgage File.

     4.   Originals of all assumption and modification agreements, if any.

     5. Original policies of title insurance, or if the original policy of title insurance is unavailable, a copy of the preliminary title report, with the original title policy to be delivered within 150 days of the Closing Date (or the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan). The policy must affirmatively insure ingress and egress and insure against encroachments by or upon the Mortgaged Property or any interest therein. If the original title policy has been lost, stolen or misplaced, a certified copy thereof certified true and complete by the Mortgage Loan Seller shall be included in the individual Mortgage File no later than 180 days after the Closing Date (or the Subsequent Transfer Date in the case of Subsequent Mortgage Loans).

     6. With respect to those Mortgage Loans which are cooperative loans, the original Mortgage Note, endorsed (by facsimile signature if so authorized by the Mortgage Loan Seller), "Pay to the order of Bankers Trust Company of California, N.A., as trustee, under that certain Pooling and Servicing Agreement dated as of November 1, 1997, for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B (MLCC Mortgage Investors, Inc., Seller) without recourse" and signed in the name of the Mortgage Loan Seller by an authorized officer; the original stock certificate and related stock power executed by the obligor in blank; the original loan security agreement and the assignment of the note and loan security agreement, if applicable, assigned to "Bankers Trust Company of California, N.A. as trustee under that certain Pooling and Servicing Agreement dated as of November 1, 1997 for Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B"; the original proprietary lease and the assignment of the proprietary lease, if applicable, executed by the obligor in blank; and any financing statements relating thereto.


                                  EXHIBIT C

                     FORM OF FACE OF CLASS A CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   CLASS A
             MORTGAGE LOAN ASSET BACKED PASS-THROUGH CERTIFICATE
                                SERIES 1997-B


NUMBER:  ______________

DATE OF POOLING                    ORIGINAL DENOMINATION:
AND SERVICING AGREEMENT:           $_____________________
____________ 1, 199_

CUT-OFF DATE:
___________, 199_

FINAL MATURITY DATE:               ORIGINAL CLASS A PRINCIPAL
__________ 15, 20__                BALANCE:
                                   $______________________

FIRST DISTRIBUTION DATE:           CUSIP__________________
_______ 15, 199_


     evidencing a percentage interest in any distribution allocable to the Class A Certificates with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                        MLCC MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MLCC MORTGAGE INVESTORS, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY MLCC MORTGAGE INVESTORS, INC. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE PRINCIPAL BALANCES OF THE MORTGAGE LOANS EVIDENCED BY THIS CERTIFICATE ("CERTIFICATE BALANCE") WILL BE REDUCED BY A PORTION OF THE PAYMENTS ON SUCH MORTGAGE LOANS. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CERTIFICATES, THE TRUSTEE IS BANKERS TRUST COMPANY OF CALIFORNIA, N.A., 3 PARK PLAZA, IRVINE, CALIFORNIA 92614.

     This certifies that CEDE & CO. is the registered owner of a beneficial interest in certain monthly distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by MLCC Mortgage Investors, Inc. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class A (the "Class A Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class B (the "Class B Certificates"), Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class C (the "Class C Certificates"), Mortgage Loan Asset Backed Pass-Through

Certificates, Series 1997-B, Class C (the "Class C Certificates"), and a residual interest Certificate designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class R (the "Class R Certificate"). The Class B Certificates, the Class C Certificates and the Class R Certificate are subordinate to the Class A Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificate are collectively referred to as the "Certificates". The interests of the Class A Certificateholders in the Trust Fund will vary as described in the Agreement.

     Pursuant to the terms of the Agreement, the Paying Agent will distribute from certain funds in the Distribution Account on the 15th day of each month or, if such 15th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on _______ 15, 199_, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for such Distribution Date.

     Distributions on this Certificate will be made by the Paying Agent either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least five Business Days prior to the Record Date for such Distribution Date and such Holder's Class A Certificates evidence an original denomination of not less than $5,000,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

Dated:  December 9, 1997
                                    MLCC MORTGAGE INVESTORS, INC.



                                   By: ---------------------------------
                                      Authorized Officer

FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS A CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:
   ----------------------------------------
   Authorized Signatory


                    FORM OF REVERSE OF CLASS A CERTIFICATE

     This Class A Certificate is one of a duly authorized issue of Certificates, designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, issued in one Class of Class A Certificates, one Class of Class B Certificates, one Class of Class C Certificates and one Class of Class R Certificates, each evidencing an interest in certain distributions, as specified in the Agreement, with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by the Company and certain other property conveyed by the Company to the Trustee. The Class B, Class C and Class R Certificates represent subordinate interests in the Trust Fund (to the extent provided in the Agreement) to those of the Class A Certificates. The Class R Certificate represents the residual interest in the Trust Fund.

     The Trustee will cause to be kept at its Corporate Trust Office in Irvine, California, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Certificate Insurer, the Surety and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Company or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause
(v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 662/3% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Company intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC.
The Class R Certificate will constitute the "residual interest" in the Upper-Tier REMIC.

     The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, the Certificate Insurer or the Surety, on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.


                              FORM OF ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
ASSIGNEE)


_______________________
_______________________



________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)



___________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



                                                    Attorney
---------------------------------------------------
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

 (Signature guaranty)         ______________________________
                              NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.


(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)


                                  EXHIBIT D

                     FORM OF FACE OF CLASS B CERTIFICATE

     (THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. FOR PURPOSES OF SUCH RULES, THE ISSUE DATE OF THIS CERTIFICATE IS _________________. THE INITIAL INTEREST RATE PAYABLE ON THIS CERTIFICATE IS ____. THIS CERTIFICATE HAS BEEN ISSUED WITH $________ OF OID PER $1000 OF PRINCIPAL AMOUNT, AND THE YIELD TO MATURITY IS _______. THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS $_____ PER $1000 OF PRINCIPAL AMOUNT CALCULATED UNDER THE EXACT (APPROXIMATE) METHOD.)

     THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.

     THIS CLASS B CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

CLASS B                            ORIGINAL DENOMINATION:
SUBORDINATE                        $_____________________

NUMBER:  ______________

DATE OF POOLING
AND SERVICING AGREEMENT:                ORIGINAL CLASS B
________ 1, 199_                        PRINCIPAL BALANCE:
                                        $
                                         ------------------

CUT-OFF DATE:
________ 1, 199_



FINAL MATURITY DATE:
_________ 15, 20__

FIRST DISTRIBUTION DATE:
__________ 15, 199_


                   MORTGAGE LOAN ASSET BACKED PASS-THROUGH
                         CERTIFICATES, SERIES 1997-B

                   evidencing a percentage interest in any
                    distribution allocable to the Class B
                    Certificates with respect to a pool of
                  adjustable rate conventional one- to four-
                   family mortgage loans formed and sold by

                        MLCC MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MLCC MORTGAGE INVESTORS, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY MLCC MORTGAGE INVESTORS, INC. OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE PRINCIPAL BALANCES OF THE MORTGAGE LOANS EVIDENCED BY THIS CERTIFICATE ("CERTIFICATE BALANCE") WILL BE REDUCED BY A PORTION OF THE PAYMENTS ON SUCH MORTGAGE LOANS. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CERTIFICATES, THE TRUSTEE IS BANKERS TRUST COMPANY OF CALIFORNIA, N.A., 3 PARK PLAZA, IRVINE, CALIFORNIA 92614.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by MLCC Mortgage Investors, Inc. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement"), among the Company, the Master Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class B (the "Class B Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Mortgage Loan Asset Backed Pass-Through Certificates Series 1997-B, Class A (the "Class A Certificates"), Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class C (the "Class C Certificates"), and a residual interest certificate designated Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class R (the "Class R Certificate"). The Class A Certificates are senior to the Class B and the Class C Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificate are collectively referred to as the "Certificates".

     Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Distribution Account on the 15th day of each month or, if such 15th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on _________ 15, 199_, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the applicable distribution amount for such Class on such Distribution Date.

     The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Distribution Date are subordinate to the rights of the Class A Certificateholders to receive distributions in respect of such Class A Certificates to the extent set forth in the Agreement. Distributions on this Certificate will be made by the Paying Agent either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or, by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least five Business Days prior to the Record Date for such Distribution Date and such Holder's Class B Certificates evidence an original denomination of not less than $5,000,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     The Trustee will cause to be kept at its Corporate Trust Office in Irvine, California, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the
Certificate Insurer, the Surety and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Company or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Company intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC. The Class R Certificate will constitute the "residual interest" in the Upper-Tier REMIC.

     No transfer of a Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Trustee shall, if not otherwise directed by the Company, require an opinion of counsel acceptable to and in form and substance satisfactory to the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(d)(ii) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or using funds of such a plan to acquire this Certificate.

     The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, the Certificate Insurer or the Surety, on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date in accordance with the provision set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                         *         *         *


     IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

Dated:  December 9, 1997
                                    MLCC MORTGAGE INVESTORS, INC.



                                   By:-----------------------------------
                                      Authorized Officer

FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS B CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:
   ----------------------------------
   Authorized Signatory


                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
ASSIGNEE)

________________________________________________________________

________________________________________________________________

_________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint


                                                        Attorney
-------------------------------------------------------
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)          _________________________________
                              NOTICE:  The signature to this
                              assignment must correspond with
                              the name as it appears upon the
                              face of the within Certificate
                              in every particular, without
                              alteration or enlargement or
                              any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)


                                  EXHIBIT E

                     FORM OF FACE OF CLASS C CERTIFICATE

     (THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. FOR PURPOSES OF SUCH RULES, THE ISSUE DATE OF THIS CERTIFICATE IS _________________. THE INITIAL INTEREST RATE PAYABLE ON THIS CERTIFICATE IS ____. THIS CERTIFICATE HAS BEEN ISSUED WITH $________ OF OID PER $1000 OF PRINCIPAL AMOUNT, AND THE YIELD TO MATURITY IS _______. THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS $_____ PER $1000 OF PRINCIPAL AMOUNT CALCULATED UNDER THE EXACT (APPROXIMATE) METHOD.)

     THIS CLASS C CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.

     THIS CLASS C CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

CLASS C                                 PERCENTAGE INTEREST:
SUBORDINATE                             __________%

NUMBER:  ______________

DATE OF POOLING
AND SERVICING AGREEMENT:
________ 1, 199_


CUT-OFF DATE:


________ 1, 199_

FINAL MATURITY DATE:
_________ 15, 20__

FIRST DISTRIBUTION DATE:
__________ 15, 199_


                   MORTGAGE LOAN ASSET BACKED PASS-THROUGH
                         CERTIFICATES, SERIES 1997-B

                   evidencing a percentage interest in any
                    distribution allocable to the Class C
                    Certificates with respect to a pool of
                  adjustable rate conventional one- to four-
                   family mortgage loans formed and sold by

                        MLCC MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MLCC MORTGAGE INVESTORS, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY MLCC MORTGAGE INVESTORS, INC. OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE PRINCIPAL BALANCES OF THE MORTGAGE LOANS EVIDENCED BY THIS CERTIFICATE ("CERTIFICATE BALANCE") WILL BE REDUCED BY A PORTION OF THE PAYMENTS ON SUCH MORTGAGE LOANS. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THE CERTIFICATES, THE TRUSTEE IS BANKERS TRUST COMPANY OF CALIFORNIA, N.A., 3 PARK PLAZA, IRVINE, CALIFORNIA 92614.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans") formed and sold by MLCC Mortgage Investors, Inc. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement"), among the Company, the Master Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class C (the "Class C Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Mortgage Loan Asset Backed Pass-Through Certificates Series 1997-B, Class A (the "Class A Certificates"), Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class B (the "Class B Certificates"), and a residual interest certificate designated Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class R (the "Class R Certificate"). The Class A Certificates are senior to the Class B and the Class C Certificates in right of payment to the extent described in the Agreement. The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificate are collectively referred to as the "Certificates".

     Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Distribution Account on the 15th day of each month or, if such 15th day is not a Business Day, the first Business Day immediately following (the "Distribution Date"), commencing on _________ 15, 199_, to the Person in whose name this Certificate is registered on the related Record Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the applicable distribution amount for such Class on such Distribution Date.

     The rights of the Class C Certificateholders to receive distributions in respect of the Class C Certificates on any Distribution Date are subordinate to the rights of the Class A and Class B Certificateholders to receive distributions in respect of such Class A and Class B Certificates to the extent set forth in the Agreement. All payments made under this Certificate will be made in accordance with the terms of the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     The Trustee will cause to be kept at its Corporate Trust Office in Irvine, California, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

     No service charge will be made for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Certificate Insurer, the Surety and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Certificate Insurer, the Surety nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Company or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Company intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC.
The Class R Certificate will constitute the "residual interest" in the Upper-Tier REMIC.

     No transfer of a Class C Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Trustee shall, if not otherwise directed by the Company, require an opinion of counsel acceptable to and in form and substance satisfactory to the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(d)(ii) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or using funds of such a plan to acquire this Certificate.

     The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, the Certificate Insurer or the Surety, on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date in accordance with the provision set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                         *         *         *


     IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.


Dated:  December 9, 1997
                                    MLCC MORTGAGE INVESTORS, INC.


                                   By:
                                      --------------------------------
                                      Authorized Officer

FORM OF CERTIFICATE OF
  AUTHENTICATION

THIS IS ONE OF THE CLASS C CERTIFICATES
REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT


BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:___________________________
   Authorized Signatory


                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
ASSIGNEE)

________________________________________________________________

________________________________________________________________


_________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

                                                        Attorney
-------------------------------------------------------
to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)          _________________________________
                              NOTICE:  The signature to this
                              assignment must correspond with
                              the name as it appears upon the
                              face of the within Certificate
                              in every particular, without
                              alteration or enlargement or
                              any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)



                                  EXHIBIT F

                         FORM OF CLASS R CERTIFICATE

     THIS CLASS R CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.

     THIS CLASS R CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B AND CLASS C CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

     NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE, DIRECTLY OR INDIRECTLY, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED WITHOUT THE EXPRESS WRITTEN CONSENT OF THE MASTER SERVICER, ACTING ON BEHALF OF THE TRUST FUND, AND ANY TRANSFER IN VIOLATION OF THIS RESTRICTION SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE, AND SHALL SUBJECT THE HOLDER HEREOF TO LIABILITY FOR ANY TAX IMPOSED (AND RELATED EXPENSES, IF ANY) WITH RESPECT TO SUCH ATTEMPTED TRANSFER.


CLASS R                                 PERCENTAGE
RESIDUAL INTEREST                       INTEREST:  100%

NUMBER:
        ----------

DATE OF POOLING
AND SERVICING AGREEMENT:
______ 1, 199_




CUT-OFF DATE:
__________, 199_


FIRST DISTRIBUTION DATE:
________ 15, 199_


             MORTGAGE LOAN ASSET BACKED PASS-THROUGH CERTIFICATE


                                Series 1997-B

     evidencing a percentage interest in any distribution allocable to the Class R Certificates with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                        MLCC MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MLCC MORTGAGE INVESTORS, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY MLCC MORTGAGE INVESTORS, INC. OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") conventional one- to four-family mortgage loans (the "Mortgage Pool") formed and sold by MLCC Mortgage Investors, Inc. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans are serviced by Merrill Lynch Credit Corporation (the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above the "Agreement"), among the Company, the Master Servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings signed in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class R (the "Class R Certificate") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as
Class A Certificates, Class B Certificates and Class C Certificates. The Class A Certificates, Class B Certificates, Class C Certificates and Class R Certificate are collectively referred to as the "Certificates". All payments made under this Certificate will be made in accordance with the terms of the Agreement.

     The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Certificate Insurer and the Surety and without the consent of any of the Certificateholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Certificates were offered, (iii) to ensure continuing treatment of the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Certificates then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Certificates at the Closing Date, none of the Trustee, the Company or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates), and (v) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners if book-entry registration of the Class A Certificates is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66% and the consent of the Certificate Insurer and the Surety, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

     The Company intends to cause an election to be made to treat the Trust Fund (exclusive of the Mortgage 100(Service Mark) Pledge Agreements, the Parent Power(Registered Trademark) Agreements and the Pre-Funding Account (including the funds therein and Pre-Funding Earnings)) as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Certificates, the Class B Certificates and the Class C Certificates will constitute "regular interests" in the Upper-Tier REMIC.
The Class R Certificate will constitute the "residual interest" in the Upper-Tier REMIC.

     No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Company may direct the Trustee to require an opinion of counsel acceptable to and in form and substance satisfactory to the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Agreement. Unless the Opinion of Counsel required by Section 4.02(d)(ii) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or using the funds of such a plan to acquire this Certificate.

     The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, the Certificate Insurer or the Surety, on any Distribution Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date in accordance with the provisions set forth in the Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

Dated:  December 9, 1997
                              MLCC MORTGAGE INVESTORS, INC.



                              By:
                                 -----------------------------------
                                   Authorized Officer


FORM OF CERTIFICATE OF AUTHENTICATION

THIS IS THE CLASS R
CERTIFICATE REFERRED TO
IN THE WITHIN-MENTIONED AGREEMENT

BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee


By:
   ------------------------
     Authorized Signatory


                              FORM OF ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF
ASSIGNEE)


------------------------

------------------------




-----------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)



-----------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



                                                        Attorney to
-------------------------------------------------------
transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.



Dated:

(Signature guaranty)
                              ------------------------------
                              NOTICE:  The signature to this
                              assignment must correspond with
                              the name as it appears upon the
                              face of the within Certificate
                              in every particular, without
                              alteration or enlargement or
                              any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)



                                  EXHIBIT G


                                  (RESERVED)


                                  EXHIBIT H


                      CERTIFICATE ACCOUNT CERTIFICATION



                                        _________, 199_


     Merrill Lynch Credit Corporation hereby certifies that it has established the account described below as a Certificate Account pursuant to
Section 5.08 of the Pooling and Servicing Agreement, dated as of _________ 1, 199_.

Title of Account:

"Merrill Lynch Credit Corporation, as Master Servicer, in trust for Bankers Trust Company of California, N.A., as Trustee, for the benefit of registered holders of MLCC Mortgage Investors, Inc., Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B"

Account Number:     ____________________________

Address of office   ____________________________
or branch at which
Account is
maintained:



                         MERRILL LYNCH CREDIT CORPORATION


                         By:__________________________
                         Name:
                         Title:


                                  EXHIBIT I




                                  (RESERVED)


                                  EXHIBIT J


                      DISTRIBUTION ACCOUNT CERTIFICATION


                                   _________, 199_


     Bankers Trust Company of California, N.A. (the "Paying Agent") hereby certifies that it has established the account described below as a Distribution Account pursuant to Section 6.01 of the Pooling and Servicing Agreement dated as of ___________ 1, 199_ by and among MLCC Mortgage Investors, Inc., Merrill Lynch Credit Corporation as the Master Servicer and the undersigned as Trustee.

Title of Account:   "Bankers Trust Company of California, N.A., as Trustee on
                    behalf of the holders of MLCC Mortgage Investors, Inc.
                    Mortgage Loan Asset Backed Pass-Through Certificates,
                    Series 1997-B"

Account Number:     ____________________________

Address of office
or branch of the
Trustee at
which Account is
maintained:         Bankers Trust Company of California, N.A.
                    3 Park Plaza
                    16th Floor
                    Irvine, California  92614

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                         as Trustee

                    By:__________________________
                    Name:
                    Title:


                                  EXHIBIT K


                    FORM OF SUBSEQUENT TRANSFER AGREEMENT
                   -------------------------------------

          SUBSEQUENT TRANSFER AGREEMENT, dated _______, 199_ (the "Subsequent Transfer Date"), between MLCC MORTGAGE INVESTORS, INC. (the "Company") and BANKERS TRUST OF CALIFORNIA, N.A., as trustee (the "Trustee").

                                 WITNESSETH:

          WHEREAS, the Pooling and Servicing Agreement, dated _______ 1, 199_ (the "Pooling Agreement"), among the Company, Merrill Lynch Credit Corporation, as master servicer, and the Trustee contemplated the sale of Subsequent Mortgage Loans to the Trustee for inclusion in the Trust Fund by the Company;

          WHEREAS, the Company is acquiring Subsequent Mortgage Loans from Merrill Lynch Credit Corporation ("MLCC") pursuant to the Subsequent Transfer Agreement, dated the date hereof (the "MLCC Transfer Agreement"), between the Company and MLCC; and

          WHEREAS, the parties desire to consummate the purchase and sale of the Subsequent Mortgage Loans identified on the Schedule of Subsequent Mortgage Loans attached hereto;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. For the consideration set forth in Paragraph 2 below, the Company does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Certificateholders and the Certificate Insurer, without recourse (but subject to the obligations set forth herein) all right, title and interest of the Company, and the Trustee, on behalf of the Certificateholders and the Certificate Insurer, does hereby purchase and acquire from the Company, (x) all right, title and interest of the Company in and to each Subsequent Mortgage Loan listed on the Schedule of Subsequent Mortgage Loans attached hereto, including its Principal Balance as of the Subsequent Cut-off Date and all collections of such principal and all payments of interest in respect of such Subsequent Mortgage Loans to the extent such collections represent interest accrued from and including the related Subsequent Transfer Date (interest accruing prior to such Subsequent Transfer Date being property of the Mortgage Loan Seller) due after the related Subsequent Cut-off Date and each related Mortgage 100(Service Mark) Pledge Agreement and each related Parent Power(Registered Trademark) Agreement and (y) all of the Company's rights, but none of its obligations, under the MLCC Transfer Agreement. The transfer by the Company of the Subsequent Mortgage Loans set forth on the Schedule of Subsequent Mortgage Loans to the Trustee is absolute and is intended by all parties hereto to be treated as a sale by the Company.

          2. The cash consideration for the Subsequent Mortgage Loans sold hereby shall be $________________, representing the aggregate outstanding principal balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date.

          3. The Company hereby represents that (a) it is solvent, will not be rendered insolvent as a result of the sale of the Subsequent Mortgage Loans sold pursuant to this Subsequent Transfer Agreement and is not aware of any pending insolvency and (b) all of the conditions precedent to the transfer accomplished hereby set forth in Section 1.07 of the Purchase Agreement have been satisfied.

          4. The Trustee acknowledges the assignment to it of the Subsequent Mortgage Loans and the documents relating thereto referred to in Section 2.01 of the Pooling and Servicing Agreement and acknowledges that pursuant to the Custodial Agreement upon the Custodian's receipt thereof the Custodian will hold such related documents and any other documents constituting a part of the related Mortgage Files delivered to the Custodian in trust for the use and benefit and of all present and future Certificateholders, the Certificate Insurer and the Surety.

          5. This Subsequent Transfer Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          6. This Subsequent Transfer Agreement may be signed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

          7. Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of the date first above written.

                              MLCC MORTGAGE INVESTORS, INC.


                              By:----------------------------------------
                                 Name:
                                 Title:

                              BANKERS TRUST OF CALIFORNIA, N.A.
                                   as Trustee

                              By:----------------------------------------
                                 Name:
                                 Title:


                                  EXHIBIT L

                 FORM OF INVESTMENT LETTER FOR HOLDER OF THE
                  CLASS B, CLASS C AND CLASS R CERTIFICATES

     1. The Purchaser is acquiring the Class B, Class C or Class R Certificate (the "Certificate") as principal for its own account for the purpose of investment (neither Merrill Lynch nor any of its Affiliates need represent that it is acquiring for purposes of investment) and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Residual Interest and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (Affiliates of Merrill Lynch need not make this representation). The Purchaser has been given such information concerning the Certificate, the underlying Mortgage Loans and the Master Servicer as it has requested.

     3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Certificate.

     4. The Purchaser understands that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Company, the Master Servicer nor the Trustee is required to register the Certificate and that any transfer must comply with Section 4.02 of the Pooling and Servicing Agreement. In connection with any resale of the Certificate, the Purchaser shall not make any general solicitation or advertisement.

     5. The Purchaser agrees that it will obtain from any purchaser of the Certificate from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and in this paragraph 5.

     6. The Purchaser hereby directs the Trustee to register the Certificate acquired by the Purchaser in the name of its nominee as follows:
____________.

                                   Very truly yours,


                                   NAME OF PURCHASER



                                   By: ----------------------------------
                                   Name: --------------------------------
                                   Title: -------------------------------

                                  EXHIBIT M


             FORM OF TRANSFER AFFIDAVIT FOR CLASS R CERTIFICATES

STATE OF                      )
                              : ss.:
COUNTY OF                     )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _____________________ (the "Transferee"), a corporation duly organized and existing under the laws of the State of Delaware and on behalf of which the undersigned makes this affidavit.

     2. The Transferee is acquiring a beneficial ownership interest in Mortgage Loan Asset Backed Pass-Through Certificates, Series 1997-B, Class R (the "Class R Certificates"), issued pursuant to the Pooling and Servicing Agreement, dated as of ____________ 1, 199_ (the "Agreement"), by and among MLCC Mortgage Investors, Inc., as Seller (the "Seller"), Merrill Lynch Credit Corporation, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization. The Transferee is acquiring the Class R Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the form as this affidavit attached hereto. The Transferee has no knowledge that any such affidavit is false.

     4. The Transferee has been advised of, and understands that: (i) a tax shall be imposed on any Transfer to Persons that are Disqualified Organizations; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for Persons that are Disqualified Organizations, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

     5. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

     6. The Transferee has reviewed the provisions of Section 4.02 of the Agreement, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Class R Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 4.02 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     7. The Transferee does not have the intention to impede the assessment or collection of any income tax legally required to be paid with respect to the Class R Certificates and the Transferee hereby acknowledges that the Class R Certificates may generate tax liabilities in excess of the cash flow associated with the Class R Certificates and intends to pay such taxes associated with the Class R Certificates when they become due.

     8. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make a Transfer or cause any Transfer to any Person that the Transferee knows is a Disqualified Organization.

     9. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class R Certificate in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R Certificates to it is in accordance with the requirements of the Code and the regulation promulgated thereunder and that such transfer of the Class R Certificates will not be disregarded for federal income tax purposes.

     10.  The following information as to the Transferee is true and correct:

     Address:

     Contact for Tax Matters:

     Phone Number:

     Form of Organization of Transferee:

     Transferee's Federal Tax Identification Number:

     Percentage of Residual Interest Acquired: __%

     Price Paid for Residual Interest:

     Date of Acquisition:

     If security is being registered in the name of a nominee, please state such name:

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its _________________, by its duly authorized officer this _____ day of _____________.

                              (NAME OF TRANSFEREE)


                              By: ___________________________
                              Name:
                              Title:


STATE OF                 )
                         ) ss.:
COUNTY OF                )


     Personally appeared before me the above-named             __________,
                                                   -----------
known or proved to me to be the same person who executed the foregoing
instrument and to be the                    of
                         ------------------
_______________________________, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _______ of ___________.



                                   _____________________________
                                   NOTARY PUBLIC



                                   My commission expires the ___
                                   day of ________________, 19__.


                                  EXHIBIT N

                         ERISA REPRESENTATION LETTER
         (for Transfers of Class B, Class C and Class R Certificates)

     The Purchaser is not an employee benefit plan (a "Plan") subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or using the assets of such a Plan to acquire a Class (R) (B) (C) Certificate.


                                  EXHIBIT O

                                  (RESERVED)



                                  EXHIBIT P

                                Sale Agreement


                                  See Tab 5



                                  EXHIBIT Q

               Form of Notice for Certificate Insurance Policy

                                  EXHIBIT R

             Form of Notice for Certificate Guaranty Surety Bond